As filed with the Securities and Exchange Commission on February 27, 2023
1933 Act File No. 333‑184477
1940 Act File No. 811-22761
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 84	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 86	☒
(Check appropriate box or boxes)
STONE RIDGE TRUST
(Exact Name of Registrant as Specified in Charter)
One Vanderbilt Avenue, 65th Floor
New York, New York 10017
(Address of Principal Executive Offices)
855‑609‑3680
(Registrant’s Telephone Number, including Area Code)
Stone Ridge Trust
One Vanderbilt Avenue, 65th Floor
New York, New York 10017
(Name and Address of Agent for Service)
Copies of Communication To:

Elizabeth J. Reza Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199	Gregory C. Davis Ropes & Gray LLP Three Embarcadero Center San Francisco, CA 94111
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
This Post-Effective Amendment No. 84 to the Registration Statement of Stone Ridge Trust on Form N-1A (File No. 333‑184477) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to include a prospectus and statement of additional information relating to the Stone Ridge Diversified Alternatives Fund, a series of the Registrant. No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.

PROSPECTUS
March 1, 2023
STONE RIDGE ASSET MANAGEMENT LLC

A FUND FOR LONG-TERM INVESTORS SEEKING EXPOSURE TO DIVERSIFYING ALTERNATIVE SOURCES OF RETURN:
STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

Share Class	Ticker Symbol
Class I	SRDAX
Class J	SRDBX
This prospectus describes Class I Shares and Class J Shares of the Stone Ridge Diversified Alternatives Fund (the “Fund”). The Fund’s shares do not charge sales commissions or loads.
Neither the Securities and Exchange Commission (the “Commission”), the Commodity Futures Trading Commission (“CFTC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

STONE RIDGE TRUST

USEFUL SHAREHOLDER INFORMATION	Back Cover

FUND SUMMARY
Stone Ridge Diversified Alternatives Fund
Investment Objective
The Stone Ridge Diversified Alternatives Fund’s (the “Fund”) investment objective is to seek total return. There can be no assurance that the Fund will achieve its investment objective.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses	Class I		Class J
(expenses you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.78%		0.78%

Distribution and/or Service (12b‑1) Fees	None		None

Other Expenses(2)	0.79%		1.09%

Acquired Fund Fees and Expenses(3)	0.83%		0.83%

Total Annual Fund Operating Expenses	2.40%		2.70%

(Fee Waiver and/or Expense Reimbursement)(4)	(0.29%	)	(0.29%	)

Total Annual Fund Operating Expenses After (Fee Waiver/Expense Reimbursement)	2.11%		2.41%

(1)
The Fund’s Management Fee is “bifurcated” as follows: an annual rate of 0.00% of the Fund’s average daily net assets invested in any fund advised by the Adviser, and 1.50% of the Fund’s average daily net assets invested in other investments.

(2)	Other Expenses have been restated and are based on estimated amounts for the Fund’s current fiscal year.
(3)	Reflects the Fund’s allocable share of the advisory fees and other expenses of the funds in which the Fund invests.
(4)
Through February 28, 2024, the Adviser (defined below) has contractually agreed to pay or otherwise bear operating and other expenses of each class of the Fund (including organizational and offering expenses, but excluding the Fund’s investment management fee, financial intermediary fees and expenses (including shareholder servicing fees and expenses, sub‑transfer agency servicing fees and expenses and fees and expenses for custodial services rendered to shareholders), brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest payments on borrowed funds, loan servicing fees, loan collection and administration fees and expenses; interest and commitment fees; short dividend expense; acquired fund fees and expenses; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the Total Annual Fund Operating Expenses, other than Excluded Expenses, of the applicable Class to 0.40% of the average daily net assets attributable to such class of shares. The Adviser shall be entitled to recoup in later periods expenses attributable to a class that the Adviser has paid or otherwise borne to the extent that the expenses for such class of shares (including organizational and offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such expenses beyond three years from the end of the month in which such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) and the consent of the Adviser.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$214	$721	$1,254	$2,714
Class J Shares	$244	$811	$1,404	$3,011

Portfolio Turnover
A change in the securities held by the Fund is known as “portfolio turnover.” A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. For the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 24.56%.
Principal Investment Strategies
The Stone Ridge Diversified Alternatives Fund seeks to generate total returns from diverse investment strategies that we believe have the potential for attractive returns and are diversifying from stocks and bonds. These strategies include Reinsurance, Market Risk Transfer, Style Premium Investing, Alternative Lending, Single Family Real Estate and Bitcoin, which can generally be described as follows:

1.	Reinsurance seeks to generate returns by investing in insurance-linked securities that provide counterparties protection against catastrophic events, such as hurricanes or other natural disasters.

2.	Market Risk Transfer seeks to generate returns by selling call and put options that provide counterparties with protection against changes in the market prices of various assets, such as oil or wheat.

3.
Style Premium Investing seeks to generate returns by investing in assets with certain well-known risk characteristics, such as value, momentum, and carry, that have historically been rewarded with higher returns. This strategy will generally hold both long and short positions to gain exposure to the desired risk characteristics while reducing correlation to traditional investments.

4.
Alternative Lending seeks to generate returns by buying and selling consumer, student and small-business loans originated through or sourced by non‑traditional lending marketplaces, lenders or intermediaries (collectively, “alternative lending platforms”).

5.	Single Family Real Estate seeks to generate returns by investing in securities related to single family rental homes, including debt instruments secured by such homes.

6.
Bitcoin seeks to generate returns by selling put options on bitcoin futures contracts and exchange-traded funds (“ETFs”) that invest in bitcoin futures contracts (such ETFs, “bitcoin futures ETFs”), as well as by investing in other pooled investment vehicles, such as bitcoin futures ETFs or other registered or private funds, that themselves invest in bitcoin or bitcoin futures contracts.

The strategies above have historically been both diversified and diversifying. They have been diversified from each other, in that each has generated returns based on different asset classes and economic factors. They have been diversifying in that they offer a different source of return than more traditional stocks and bonds, which are ubiquitous in portfolios. As such, the Fund offers a potentially valuable return stream that can be complementary to investors’ traditional stock and bond portfolios.
Each of the strategies above is known as a risk premium strategy — a type of strategy that seeks to earn returns by being compensated for bearing risk. The Adviser believes that consistent exposure to diversifying risk premium strategies — not stock picking or market timing — is the most reliable way to build wealth in the long run. To this end, the Fund provides exposure to a number of historically diversifying risk strategies. The Adviser seeks to identify strategies that have the potential to provide attractive returns from sources other than traditional stocks and bonds. The Adviser has discretion to allocate the Fund’s assets to or away from each individual strategy, including by reducing the Fund’s allocation to one or more strategies to zero, based on market conditions, availability of investments, liquidity needs and any other factors that the Adviser considers relevant. As a result, the Fund’s allocations to each of the strategies will not be equal in size and will vary, potentially significantly, over time.

The Fund’s investment in each of the alternative lending and single family real estate strategies will be limited to 0‑20% of the Fund’s net assets individually and to 0‑25% of the Fund’s net assets in the aggregate, subject to applicable limits on illiquid investments described below. The Fund’s investment in each of the reinsurance, market risk transfer and style premium strategies will range from 0‑75% individually and from 50‑100% in the aggregate of the Fund’s net assets, and the Fund’s investment in the bitcoin strategy will range from 0‑10% of the Fund’s net assets at the time of sale or purchase, as applicable. Although the Fund generally measures its investment in options sold as of a given day as the amount of margin actually posted by the Fund with respect to such options, in the case of put options on bitcoin futures contracts or bitcoin futures ETFs, the Fund will not sell such instruments if, at the time of sale, the maximum possible margin that the Fund could be required to post with respect to such options (i.e., the notional value of such options based on their strike price) would exceed 10% of the Fund’s net assets. In addition, the Fund measures its investment in the bitcoin strategy as the sum of the notional value of any such outstanding options based on their strike price plus the percentage of the Fund’s net assets invested in any pooled investment vehicles that invest in bitcoin or bitcoin futures contracts. This means that the Fund will not make any further investments in such pooled investment vehicles if, at the time of purchase, the Fund’s investment in the bitcoin strategy would exceed 10% of the Fund’s net assets. However, because the Fund does not generally intend to close out options positions or sell or otherwise dispose of investments in pooled investment vehicles as a result of market movements, the Fund may at times have more than 10% of its net assets in the bitcoin strategy.
When used in this prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund may invest indirectly by investing in derivatives. The Fund may also, in the case of its market risk transfer, style premium and bitcoin strategies, invest through an investment in one or more wholly-owned and controlled subsidiaries organized in a non‑U.S. jurisdiction (the “Subsidiaries”) and advised by the Adviser, and/or, in the case of its reinsurance and bitcoin strategies, through investments in pooled investment vehicles. The Adviser has discretion to allocate the Fund’s assets to or away from the Subsidiaries, including by reducing the Subsidiaries’ allocation to one or more strategies to zero, based on market conditions, availability of investments, liquidity needs and any other factors that the Adviser considers relevant. As a result, the Fund’s allocations to investment strategies through its Subsidiaries will not be equal in size and will vary, potentially significantly, over time.
Strategy Summaries

1.	Reinsurance
Reinsurance can generally be described as “insurance for insurance companies.” Reinsurers indirectly protect homeowners and businesses against catastrophe risks, such as natural disasters and accidents, by providing insurance to the insurance companies that directly offer protection against these types of risks. In exchange, reinsurers charge premiums in excess of their expected cost for the insurance provided; this means that they believe the premiums they charge are over and above the claims they expect to pay out over time. The Fund seeks returns by investing primarily in instruments known as “event-linked bonds” or “catastrophe bonds,” which are debt securities, typically with a variable interest rate, for which the return of principal and payment of interest are contingent on the non‑occurrence of a specified trigger event or events, including hurricanes, earthquakes and weather-related phenomena, pandemics, epidemics, non‑natural catastrophes (such as plane crashes) and other events resulting in a specified level of physical or economic loss (such as mortality or longevity). If the catastrophic events do not occur or are less severe than the specified trigger in the securities purchased by the Fund, the Fund generates returns by capturing the difference between the premiums earned and the claims paid on such insurance-linked securities over time. The Fund may also seek to gain exposure to reinsurance contracts by holding shares or notes issued in connection with quota shares (“Quota Share Notes”), which are notes or preferred shares issued by a special purpose vehicle whose performance is tied to underlying reinsurance transaction(s).

Because most event-linked bonds and Quota Share Notes are unrated, a substantial portion of the Fund’s assets will typically be invested in unrated securities determined by the Adviser to be of comparable quality to below-investment-grade securities (commonly referred to as “junk bonds”).
The Fund may invest in insurance-linked securities directly, through the use of derivatives (including options, futures contracts and swaps) or by investing in Class I Shares of the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “Reinsurance Fund”), which is also managed by the Adviser. The Fund does not pay the Adviser a management fee on assets that are invested in the Reinsurance Fund. As a shareholder of the Reinsurance Fund, the Fund will be subject to its ratable share of the Reinsurance Fund’s expenses, including its advisory and administration expenses.

2.	Market Risk Transfer
Market risk transfer seeks to generate returns by selling options on asset prices. It can be thought of as selling “market insurance” to counterparties who need protection from changes in the market price of various assets. For instance, an airline may not be able to bear the risk of fuel prices rising and may pay to transfer that risk to a party who can; likewise, a farmer may not be able to bear the risk of crop prices falling and may pay to transfer that risk to a party who can. Options can provide the buyer with protection from these price movements.
For example, an option buyer typically pays a premium to an option seller, such as the Fund, that is priced based on the market’s collective expectation of the price risk of the underlying asset (i.e., how much the price of the underlying asset will move). By selling options, the Fund is generally paid an upfront premium to bear a risk that its counterparty seeks to transfer. The Fund seeks to benefit over the long term from the difference between the amount of premium received for selling options (i.e., taking on the risk of a larger-than-expected move in the price of the underlying asset) and the level of losses realized on those options as a result of asset price movements. In other words, the Fund generally acts as a provider of risk transfer services, taking in premiums in exchange for bearing losses when unexpectedly large events occur. There can be no assurance that the Fund’s returns from selling options will be positive.
The Fund generally pursues this strategy by entering into exchange-traded or over‑the‑counter (“OTC”) derivative contracts related to various asset classes, such as energy, agriculture, livestock or foreign currencies. The Fund may enter into a variety of derivative contracts, including put and call options, futures contracts and options on futures contracts. This universe of asset classes and instruments is subject to change under varying market conditions and as these asset classes and instruments evolve over time.

3.	Style Premium Investing
Style premium investing involves identifying the characteristics, or “styles,” of assets historically associated with higher average returns. The strategy purchases assets with higher exposure to such characteristics and may short assets with lower exposure to such characteristics. (“Shorting” an asset means that the Fund sells an asset it does not own to a third party by paying a premium to borrow the asset with the intention of purchasing it later at a lower price.)
Within certain styles, the Fund may pursue this strategy by establishing only long exposure or only short exposure to a given asset class from time to time. In other styles, the Fund will establish both long and short positions, seeking to earn a return from the difference in performance between the long and short positions rather than from the directional price movement of the asset class.
The Fund may pursue this strategy across asset classes, including commodities, foreign currencies (including emerging markets foreign currencies), and global equities or debt securities (including emerging markets equities or debt securities) of any market capitalization, including small companies that are considered “mid‑cap,” “small‑cap” or “micro‑cap” companies. The styles the Fund pursues include:

•
Value: The Value style prefers assets that are cheap relative to fundamentals over those that are expensive relative to fundamentals. In equities, for instance, stocks whose market value is low relative to their book value may be considered value stocks.

•	Momentum: The Momentum style prefers assets that have performed well recently over those that have performed poorly recently on an absolute or relative basis.

•	Carry: The Carry style prefers assets with higher yields over those with lower yields. In equities, for example, stocks with higher dividend yields may be considered to have higher carry.
The Fund may implement this strategy by purchasing and shorting assets directly or through derivatives such as exchange-traded futures contracts or OTC forwards or swaps. The Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non‑deliverable forward foreign currency exchange contracts (“currency forward contracts”).

4.	Alternative Lending
Alternative lending, which is sometimes referred to as marketplace lending, is a method of financing in which an alternative lending platform facilitates the borrowing and lending of money while generally not relying on deposits for capital to fund loans. It is considered an alternative to more traditional loan financing done through a bank. There are several different models of alternative lending but, very generally, an “alternative lending platform” is a lending marketplace, lender or other intermediary that is not a traditional lender that typically matches consumers, small or medium‑sized businesses or other types of borrowers with investors that are interested in gaining investment exposure to the loans made to such borrowers.
The Adviser, as part of its portfolio construction process, performs diligence on the platforms from which the Fund purchases alternative lending-related securities in order to evaluate both the process by which each platform extends or sources loans and provides related services and the characteristics of the overall portfolio of loans made available through that platform. The Fund generally purchases a portfolio of loans from a particular platform that meet certain criteria (such as maturities and durations, borrower and loan types, borrower credit quality and geographic locations of borrower) and that provide broad exposure to the loan originations or sourcing of that particular platform.
The Fund seeks returns by buying and selling consumer, student and small-business loans originated through or sourced by alternative lending platforms. By investing in these loans and other investments, the Fund is accepting the risk that some borrowers will not repay their loans, in exchange for the returns associated with the receipt of interest payments and repayment of principal by those that do. For example, a consumer or small business borrower typically pays a premium (interest) to a lender in exchange for use of the lender’s capital (the amount of the borrowing) for a pre‑determined amount of time. The Fund seeks to benefit over the long term from the difference between the amount of interest and principal received and losses experienced, but there can be no assurance that the return on the Fund’s investments will be positive at any time or on average and over time.
Alternative lending-related securities typically provide the Fund with exposure to loans originated or sourced by alternative lending platforms. The Fund invests primarily in securities issued by special purpose entities that hold whole loans, fractional loans or loan participations (“asset-backed securities”), which provide the Fund with exposure to a pool of whole loans originated or sourced by one or more alternative lending platforms and represents the right of the holder to receive specified distributions in respect of such whole loans. The Fund also may buy and sell whole loans directly or invest in other types of alternative lending-related securities, which include:

•
shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans (including “member-dependent payment notes” issued by some public U.S. platforms, which we refer to as “fractional loans” herein);

•	direct participations in whole loans originated by alternative lending platforms (which we refer to as “loan participations”), which are typically issued by a bank or other financial institution;

•	securities issued by special purpose entities that hold mortgages (“mortgage-backed securities”); and

•	derivative instruments (which may include options, swaps or other derivatives) that provide exposure to any of the investments the Fund may make directly.
All or substantially all of the alternative lending-related securities in which the Fund invests are “restricted” securities, which means that they are subject to legal and/or contractual restrictions on transfer. Thus, there is generally a limited secondary market available for many of the alternative-lending related securities in which the Fund invests.
In implementing the Fund’s investment strategy, the Adviser has broad discretion to invest in alternative lending-related securities of different types and relating to a variety of borrower types and geographic regions (including regions inside and outside the U.S.). The Adviser seeks to invest in alternative lending-related securities through platforms that operate in (and that originate or source loans to borrowers located in) the U.S., and may in the future seek to gain exposure to other geographic regions. Within each region and borrower type, the Adviser has broad discretion to make investments that provide the Fund with a variety of exposures, including to borrower creditworthiness, lines of business and loan purpose.
The Adviser does not purchase or sell alternative lending-related securities for the Fund’s portfolio based on an analysis of specific borrowers’ abilities to repay their loans or other criteria specific to individual investments. Instead, the Adviser seeks to identify alternative lending platforms that provide the Fund with broad exposure to the risk and return characteristics of loans from a variety of geographic regions and representing a variety of different borrower types for a variety of purposes.
The alternative lending-related securities in which the Fund invests (or, in the case of asset-backed securities, the loans that back them) typically are not rated by a nationally recognized statistical rating organization and may be determined by the Adviser to be of comparable quality to below-investment-grade securities (commonly referred to as “junk bonds”).
The Fund may invest in alternative lending-related securities directly or through the use of derivatives (including swaps that provide exposure to alternative lending-related securities).

5.	Single Family Real Estate
The Fund intends to invest in single family rental investments primarily in the form of debt instruments secured by single family rental properties, including:
First Mortgage Loans. First mortgage loans are loans that are generally made to the owner of a property or a pool of properties and have the highest priority to claims on the collateral securing the loans in foreclosure. First mortgage loans generally provide for a higher recovery rate and lower default rate than other debt positions due to the lender’s favorable control features and place in the capital structure, which control features at times may mean control of the entire capital structure.
Subordinate Mortgage Loans. Subordinate mortgage loans are loans that are generally made to the owner of a property or a pool of properties and have a lower priority to claims on the collateral. Investors in subordinate mortgages are compensated for the increased risk from a pricing perspective, typically through a higher interest rate (as compared to first mortgage loans), but still benefit from a direct lien on the related property. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full.
Mezzanine Loans. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Investors in mezzanine loans are compensated for the increased credit risk from a pricing perspective, typically through a higher interest rate (as compared with first mortgage loans), but still benefit from the right to foreclose on its collateral, in many instances more efficiently than first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property-owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property.
These debt instruments typically are not rated by a nationally recognized statistical rating organization and may be determined by the Adviser to be of comparable quality to below-investment-grade securities (commonly referred to as “junk bonds”). The Fund will not invest in subprime mortgage loans or securities backed by subprime mortgage loans. The Fund may purchase such debt instruments individually or may invest in asset-backed securities issued by special purpose entities that hold any of the foregoing types of debt instruments secured by single family rental properties.
The Adviser, as part of its portfolio construction process, performs extensive due diligence on transactions that the Adviser proposes to enter into on behalf of the Fund. Although the Fund may pursue investments through a wide array of sources, a large proportion of the Fund’s single family real estate portfolio may consist of debt instruments obtained from or through a small number of real estate operators or lenders, potentially giving the Fund high exposure to the potential benefits and risks associated with those operators or lenders.

6.	Bitcoin
Bitcoin is a digital asset, the ownership and behavior of which are determined by participants in an online, peer‑to‑peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network, commonly referred to as the Bitcoin protocol. The value of bitcoin, like the value of other digital assets, is not backed by any government, corporation or other identified body. Ownership and the ability to transfer or take other actions with respect to bitcoin is protected through public‑key cryptography. The supply of bitcoin is constrained formulaically by the Bitcoin protocol instead of being explicitly delegated to an identified body (e.g., a central bank or corporate treasury) to control. Units of bitcoin are treated as fungible. Bitcoin and certain other types of digital assets are sometimes referred to as digital currencies or cryptocurrencies. No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol and (3) users who choose what Bitcoin software to run. Bitcoin was released in 2009 and, as a result, there is relatively little data on its long-term investment potential. Bitcoin is not backed by a government-issued legal tender or other assets or currency.
The Fund intends to sell at‑the‑money or out‑of‑the‑money put options on bitcoin futures contracts and bitcoin futures ETFs. A put option is a contract that, in the case of a physically settled put option, entitles the purchaser to receive from the seller a fixed price (the “strike price” of the put option) in exchange for the underlying reference instrument (the “Underlying Reference”) on or before the expiration date of the option and, in the case of a cash-settled put option, entitles the purchaser to receive a cash payment equal to the amount of any depreciation in the value of the Underlying Reference below a fixed price (the “strike price” of the put option) as of the exercise date of the option. The strike price of the put options the Fund sells will be at or below the current price of the underlying bitcoin futures contract or bitcoin futures ETF when the options are sold. The options on bitcoin futures contracts and bitcoin futures ETFs sold by the Fund are exchange-traded.
The Fund intends to sell cash-settled put options on bitcoin futures contracts and physically settled put options on bitcoin futures ETFs. This means that if the market price of the relevant underlying asset (bitcoin futures contracts or bitcoin futures ETF shares) is above the strike price at expiration, the option expires unexercised, in which case the Fund retains the premium it collected when it sold the option and has no further obligations. In the reverse scenario, if the price of the relevant underlying asset is below the strike price at expiration, the option buyer has the right to exercise the option and to require the Fund to pay the option buyer an amount in cash equal to the difference between the strike price and the market value of the underlying asset, in the case of put options on bitcoin futures contracts, or an amount of cash equal to the strike price in exchange for receiving shares of the relevant bitcoin futures ETF, in the case of put options on bitcoin futures ETF shares, which would result in a loss to the Fund to the extent that such payment exceeds the value of the premium the Fund received for the option.
Bitcoin futures ETFs are investment companies or special purpose trusts that invest in bitcoin futures contracts and are typically designed to provide investment results that generally correspond on a direct basis to the performance of the price of bitcoin futures contracts. If such options are exercised, the Fund will receive shares of the relevant bitcoin futures ETF in exchange for paying the strike price of such options. Bitcoin futures ETFs are listed on an exchange and trade in the secondary market on a per‑share basis. The Fund may trade individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.
When the Fund sells put options on bitcoin futures contracts or bitcoin futures ETFs, it is typically required to post collateral, or “initial margin,” to secure its payment or delivery obligations. The Fund then pays or receives margin periodically during the term of the derivative depending on changes in value of the derivative. Because the Fund sells exchange-listed put options on bitcoin futures contracts and bitcoin futures ETFs, the Fund posts margin for such options directly to a broker or futures commission merchant (“FCM”). Significant market movements may result in the Fund being required to post comparatively large initial or ongoing margin amounts with counterparties and may require that the Fund post additional margin on short time frames, potentially requiring the Fund to sell other assets at inopportune times and/or to close derivatives positions prematurely, either of which could cause the Fund to suffer losses.
Bitcoin, options on bitcoin futures contracts and options on bitcoin futures ETFs have historically generally exhibited high price volatility relative to more traditional asset classes.
The Fund may also seek exposure to the price of bitcoin by investing in other pooled investment vehicles, such as bitcoin futures ETFs or other registered or private funds, that invest in bitcoin directly or indirectly through bitcoin futures contracts. The Fund’s investments in such pooled investment vehicles may range from 0‑10% of the Fund’s net assets.
Borrowing and Leverage
The Fund may obtain leverage through borrowings in seeking to achieve its investment objective. The Fund’s borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest.
The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one‑third of the value of its total assets (including such indebtedness). The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. Under Rule 18f‑4 of the 1940 Act (“Rule 18f‑4”), most investments or trading practices that involve contractual obligations to pay in the future are considered to be derivatives, and are therefore subject to a value‑at‑risk (“VaR”) test and corresponding limits set forth in the rule..
Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s net asset value (“NAV”). This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage.

Principal Investment Risks
Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. The Fund is subject to the principal risks noted below, whether through the Fund’s direct investments, investments by the Subsidiaries, investments by the Reinsurance Fund or other pooled investment vehicles or derivatives positions.
The Fund’s shares will fluctuate in price, which may result in a loss of a portion or all of the money invested in the Fund. Many factors influence a mutual fund’s performance.
The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objective, Strategies and Risks — More Information Regarding the Risks of Investing” below.
Insurance-Linked Securities Risk. The principal risk of an investment in an insurance-linked security is that a triggering event(s) (e.g., (i) natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area; or (ii) non‑natural events, such as large aviation disasters) will occur, and as a result the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses and an investor will lose money. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. A substantial amount of the Fund’s assets will be invested in insurance-linked securities tied to natural events and/or non‑natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance-linked securities carry a high degree of risk.
Commodities Risk. The market price of the commodities instruments to which the Fund is exposed can be extremely volatile and may be adversely affected by changes in overall market movements, commodity index volatility, changes in interest rates, currency fluctuations, or factors affecting a particular industry or commodity. Examples include livestock disease, embargoes, tariffs, and international developments. Therefore, the Fund’s exposure to the commodities markets can cause the NAV of the Fund to decline or fluctuate in a rapid and unpredictable manner.
Currency Risk. The value of currencies to which the Fund is exposed can be volatile and fluctuate as a result of changes in overall market movements, real or perceived inflationary trends, stock market volatility, changes in interest rates, population growth and changing demographics, or factors affecting a particular country or region. Liquidity may be limited for certain currency derivatives, which may impair the ability to buy or sell such derivatives. The Fund’s exposure to currency markets can cause the NAV of the Fund to decline or fluctuate. These risks are heightened for emerging markets currencies because, compared to the U.S. or to foreign developed markets, emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation and higher likelihood of societal unrest.
Market Risk; Equity Investing Risk. The value of certain of the Fund’s investments, including investments relating to indices or individual securities, is subject to market risk. Market risk is the risk that the value of equity and other securities (including securities that make up an index underlying derivatives contracts entered into by the Fund) to which the Fund is exposed will fall due to general market or economic conditions. Market conditions may affect certain types of securities or indices to a greater extent than other types. If the value of securities (including securities that make up indices underlying derivatives contracts entered into by the Fund) to which the Fund is exposed decreases, the performance of the Fund will be negatively impacted, and your investment in the Fund may lose money.
The Fund may invest in companies of any market capitalization, including small companies that are considered “mid‑cap,” “small‑cap” or “micro‑cap” companies. Securities of smaller companies are often less liquid than those of larger companies. This could make it difficult to sell a smaller company security at a desired time or price. In general, smaller companies are also more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources. As a result, prices of smaller company securities may fluctuate more than those of larger companies. Historically, securities of smaller companies have been more volatile in price than securities of larger companies.
Although equities and equity indices have historically generated higher average returns than debt securities and indices over the long term, equities and equity indices also have experienced significantly more volatility in returns. These risks are heightened for emerging markets securities because, compared to the U.S. or to foreign developed markets, emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk and higher likelihood of societal unrest.
Additionally, the Fund’s performance may be negatively impacted by current market factors such as the ongoing conflict between Russia and Ukraine, global supply chain issues, rising energy prices and inflation and other impacts from the COVID‑19 outbreak.
Derivatives Risk. The Fund invests in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, forward contracts, swaps and other exchange-traded and OTC derivatives contracts. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are financial contracts the value of which depends on, or is derived from, the Underlying Reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the Underlying Reference they are designed to track. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund. The Fund’s use of derivatives may not be effective or have the desired results.
Derivatives in which the Fund may invest may have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). As a result, adverse changes in the value or level of the Underlying Reference may result in a loss substantially greater than the amount invested in the derivative itself (see “Borrowing and Leverage Risk” below).
When entering into derivatives transactions, the Fund is typically required to post margin. Significant market movements may result in the Fund being required to post comparatively large initial or ongoing margin amounts with counterparties and may require that the Fund post additional margin on short time frames, potentially requiring the Fund to sell other assets at inopportune times and/or to close derivatives positions prematurely, either of which could cause the Fund to suffer losses.
Rule 18f‑4 provides for the regulation of a registered investment company’s use of derivatives and certain related instruments. As required by Rule 18f‑4, the Fund has adopted and implemented a derivatives risk management program to govern its use of derivatives and appointed a derivatives risk manager who conducts periodic reviews of the program. The Fund’s derivatives risk management program includes policies and procedures that are reasonably designed to manage the Fund’s derivatives risks. In accordance with Rule 18f‑4, most investments or trading practices that involve contractual obligations to pay in the future described above under “Borrowing and Leverage” are considered to be derivatives and are therefore subject to a value‑at‑risk (“VaR”) test and corresponding limits set forth in Rule 18f‑4. Under Rule 18f‑4 of the 1940 Act, the Fund has the option to either treat reverse repurchase agreements and other similar financing transactions as (1) senior securities under Section 18 of the 1940 Act, in which case they would be subject to the 300% asset coverage requirement described above, or (2) derivatives subject to the VaR test imposed by Rule 18f‑4. As of the date of this prospectus, the Fund has elected to treat reverse repurchase agreements and other similar financing transactions as derivatives subject to the VaR test imposed by Rule 18f‑4, but it may change that election in the future. Rule 18f‑4 may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which may adversely affect the value or performance of the Fund.
Style Risk. Investing in or having exposure to style premiums involves the risk that the relevant style premium will not provide the return anticipated by the Adviser. Assets that exhibit style premiums, such as value, momentum, or carry, may perform differently from the market as a whole, and there may be periods, including extended periods, during which any particular style premium may underperform the market, lose money, or both, which could cause the Fund to underperform or to lose money.
Reinsurance Fund Investment Risk. To the extent the Fund invests in the Reinsurance Fund, the Fund is indirectly exposed to all of the risks associated with an investment in such fund, including the risk that the Reinsurance Fund will not perform as expected. Because the Fund bears the fees and expenses of the Reinsurance Fund, any increase in the fees and expenses of the Reinsurance Fund will increase the Fund’s total expenses. To the extent the Reinsurance Fund has high portfolio turnover, it may incur higher transaction costs, which may adversely affect performance and may produce increased taxable distributions.
Default Risk. The Fund has exposure and may, without limitation, continue to have exposure to securities that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below-investment-grade debt securities, which are commonly called “junk bonds,” are rated below BBB‑ by S&P Global Ratings or Baa3 by Moody’s Investors Service, Inc., or have comparable ratings by another rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.”
The value of the Fund’s investments in whole loans and other alternative lending-related securities, as well as the Fund’s single family real estate investments, is dependent on the borrowers’ continued and timely payments. If a borrower fails to make interest payments or repay principal when due on a loan in which the Fund has investment exposure, or if the value of such a loan decreases, the value of the Fund’s investments will be adversely affected. There can be no assurance that payments due on underlying loans or single family real estate debt investments will be made.
Default rates on loans may be adversely affected by a number of factors outside the Fund’s control, such as economic downturns or general economic or political conditions, including prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the various currencies, energy or gasoline prices, changes in consumer spending, the number of personal bankruptcies, insolvencies, disruptions in the credit markets, the borrower’s personal circumstances, the stigma of personal bankruptcy and other factors. For example, the share of alternative lending-related securities that have been placed in forbearance or otherwise modified or that are in default increased substantially as a result of the economic disruption caused during the height of the COVID‑19 outbreak in the United States and the other countries in which the Fund invests. The spread and duration of future COVID‑19 outbreaks, including that of other virus variants may cause similar adverse impacts to alternative lending-related securities.
Many of the Fund’s alternative lending and single family real estate investments are associated with loans that are unsecured obligations of borrowers. This means that they are not secured by any collateral, not insured by any third party, not backed by any governmental authority in any way and, except in the case of certain loans to businesses, not guaranteed by any third party. When a borrower defaults on an unsecured loan, the holder’s only recourse is generally to accelerate the loan and enter into litigation to recover the outstanding principal and interest. There is no assurance that such litigation would result in full repayment of the loan and the costs of such measures may frequently exceed the outstanding unpaid amount of the borrowing. Even if a loan to which the

Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan.
Asset-Backed Securities Risk. The Fund’s investments in pass-through certificates, securitization vehicles or other special purpose entities that hold alternative lending-related securities, mortgages, mezzanine debt or mortgage-backed securities (collectively, “asset-backed securities”) may involve risks that differ from or are greater than risks associated with other types of investments. The rate of pre‑payments on underlying assets will affect the price and volatility of an asset-backed security, may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase, and may lower its return. The asset-backed securities in which the Fund invests are also subject to risks associated with their structure, with the nature of the underlying assets and with the servicing of those assets. The value of an investment in the Fund may be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to asset-backed securities. In addition, when investing in asset-backed securities, the Fund will indirectly bear additional fees and expenses, such as trustee or administrator fees, that it would not bear if it invested directly in the assets underlying the asset-backed securities, which may cause the Fund’s performance to be lower than if it had invested directly in such underlying assets.
Alternative Lending Platform Risk. As discussed in more detail in “Default Risk” the Fund receives payments on whole loans or securities representing the right to receive principal and interest payments due on loans only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding payments due. The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding such underlying loans. Although the Fund conducts diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Fund, which the Fund observes directly as payments are received. Some investors, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.
Real Estate Investment Risk Generally. The Fund is subject to risks typically associated with real estate, including (1) changes in global, national, regional or local economic, demographic or capital market conditions; (2) future adverse national real estate trends, including increasing vacancy rates, declining rental rates and general deterioration of market conditions; and (3) lack of liquidity inherent in the nature of the assets. Many of these factors are beyond the control of the Fund. Any negative changes in these factors could affect the Fund’s performance and its ability to meet its obligations and make distributions to shareholders.
Subordinated Real Estate Loan Risk. The Fund may acquire or originate subordinated real estate loans secured by single family rental properties, including mezzanine loans in the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning such properties or the entity that owns the interest in the entity owning such properties. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy such loan, the Fund may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, the Fund may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. If a borrower defaults on a loan owned by the Fund or on debt senior to such loan, or in the event of a borrower bankruptcy, such loan will be satisfied only after the senior debt is paid in full. These types of investments may become unsecured as a result of foreclosure by the senior lender.
Bitcoin Market and Volatility Risk. The value of bitcoin is subject to market risk. Market risk is the risk that the value of bitcoin will fall, which could occur due to general market or economic conditions or other factors. Bitcoin has historically exhibited higher price volatility than more traditional asset classes. For instance, the two largest historical drawdowns were during the period from June 8, 2011 to November 18, 2011 and the period from December 17, 2017 to December 14, 2018, when bitcoin experienced a decline of roughly 93% and 84%, respectively. In addition, the Fund’s performance may be adversely impacted by industry-wide developments beyond its control, including the fallout from the recent insolvency proceedings of digital asset market participants such as digital asset exchange FTX Trading Ltd., et al. (and its affiliated hedge fund Alameda Research LLC), digital asset hedge fund Three Arrows Capital and digital asset lenders Celsius Network LLC, et al., Voyager Digital Ltd., et al. and BlockFi Inc. Although the Fund has no exposure to any of these market participants, the price of bitcoin and therefore the Fund may be negatively impacted by unfavorable investor sentiment resulting from these recent developments in the broader digital asset industry.
The value of bitcoin and, therefore, of the Fund’s bitcoin strategy, could decline rapidly, including to zero, which would adversely affect the Fund’s NAV per share.
Bitcoin Adoption Risk. The further development and acceptance of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of bitcoin and therefore cause the Fund to suffer losses.
The growth of this asset class is subject to a high degree of uncertainty, and the factors affecting its further development, include, but are not limited to, the continued growth or possible reversal in the adoption of bitcoin, government regulation over bitcoin, the maintenance and development of the Bitcoin network, the availability and popularity of other mediums of exchange for buying and selling goods and services and consumer or public perception of bitcoin specifically or other digital assets generally. Currently, there is relatively limited use of bitcoin in the retail and commercial marketplace in comparison to relatively extensive use as a store of value, thus contributing to price volatility (meaning prices may fluctuate widely) that could adversely affect the Fund.
Bitcoin Cybersecurity Risk. Cybersecurity exploitations or attacks against the Bitcoin protocol and of entities that custody or facilitate the transfers or trading of bitcoin could result in a significant theft of bitcoin. This could directly impact pooled investment vehicles that invest in spot bitcoin (e.g., if bitcoin were stolen from such vehicles) and could more generally lead to a loss of public confidence in bitcoin, which could lead to a decline in the value of bitcoin and, as a result, adversely impact the Fund’s bitcoin strategy.
Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of the Bitcoin network, such actor or botnet could alter the blockchain and adversely affect the value of bitcoin, which would adversely affect the Fund.
Bitcoin Futures ETF Risk. The values of bitcoin futures ETFs (and therefore of options on bitcoin futures ETFs) are subject to change as the values of the bitcoin futures ETFs’ component assets (i.e., bitcoin futures contracts) fluctuate due to market volatility. Bitcoin futures ETFs may trade in the secondary market at a premium to or discount from their NAVs, and the Fund may purchase or sell shares of bitcoin futures ETFs at prices above or below such NAVs. Because the market price of ETF shares depends in part on the demand in the market for the shares, as well as on the value of the ETF’s component assets, and because the market price of ETF shares is subject to tracking error, the market price of a bitcoin futures ETF may be more volatile than the underlying bitcoin futures contracts in which the bitcoin futures ETF invests. In addition, the Fund may not be able to liquidate bitcoin futures ETF holdings at the time or price desired, which may adversely impact Fund performance. Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell them until trading is resumed.
In addition, futures exchanges may limit the amount of fluctuation permitted in the price of bitcoin futures contracts during a single trading day. Once the daily limit (up or down) has been reached in a bitcoin futures contract subject to the limit, no more trades may be made on that day at a price above or below that limit, which may prevent a bitcoin futures ETF from trading its futures contracts on that day. If a bitcoin futures ETF in which the Fund invests is unable to trade its bitcoin futures contracts, it will be unable to create or redeem shares, and as a result the bitcoin futures ETF’s market price may deviate significantly from its NAV. This could increase the volatility of the market price of the relevant bitcoin futures ETF. If this were to occur at a time that the Fund wished to sell shares of that bitcoin futures ETF, the Fund could incur a loss on such sale or the Fund’s bitcoin strategy could underperform the performance of bitcoin futures contracts generally if the market price of the relevant bitcoin futures ETF is less than its NAV.
Private Fund Risk. The Fund’s investments in private funds that invest in bitcoin are subject to the bitcoin-related risks described herein. In addition, such private funds are subject to risk with respect to the custody of their bitcoin holdings. As an investor in a private fund, the Fund will generally have no right or power to take part in the management of the fund, and no assurance can be given that the fund will be successful in achieving its investment objective. Private funds that invest in bitcoin are generally not registered investment companies under the 1940 Act, the 1933 Act or any state securities laws, and therefore, investors (like the Fund) will not benefit from the same protections and restrictions afforded under such laws. The Fund will also be subject to management fees and other expenses for its investments in private funds. Many such fees and expenses will generally be paid regardless of whether the private fund produces positive investment returns, and if the relevant private fund does not produce significant positive returns, these fees and expenses could cause an investor like the Fund to recover less than its initial investment at the time of the private fund’s dissolution.
Correlation Risk. Correlation risk is the risk that the expected correlation of a set of investments may differ from the realized correlation of such investments. If the Fund’s strategies were to be more correlated to each other than expected (i.e., they increase or decrease in value more in tandem than expected), the Fund’s returns could be more volatile than if the strategies were less correlated. Likewise, within a particular investment strategy, if the investments were more correlated than expected, that particular strategy could be more volatile than if the investments were less correlated. This risk may be increased during periods of market stress, such as during economic downturns or disruptions. If the Fund’s strategies were to be highly correlated to each other, especially, during a period of market stress, they could decrease in value at the same time, which could result in increased losses to the Fund.
Illiquidity and Restricted Securities Risk. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. The Fund’s investments in whole loans will generally be treated as illiquid, and certain other of the Fund’s investments may be treated as illiquid. The Fund may invest at the time of purchase up to 15% of its net assets in illiquid securities.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by comparing the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. Past performance (before and after taxes) is not an indication of future performance. Performance data current to the most recent month end may be obtained by calling (855) 609‑3680.

Best Quarter (as of December 31, 2022)	Worst Quarter (as of December 31, 2022)
Q4 2022 6.55%	Q3 2022 (2.46)%

Average Annual Total Returns for the periods ended December 31, 2022
	One Year	Since Inception (4/30/2020)
Class I Shares
Return Before Taxes	2.03%	6.69%
Return After Taxes on Distributions	0.92%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	1.39%	4.31%
ICE BofA Merrill Lynch 3‑Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.47%	0.60%
After‑tax returns are shown for Class I Shares only. After‑tax returns for Class J Shares will differ. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on your situation and may differ from those shown. Furthermore, the after‑tax returns shown are not relevant to those who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser
Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the Fund’s investment adviser.
Portfolio Managers
Daniel Cook, Paul Germain, Eric Hsu, Benjamin Robbins, Li Song and Allen Steere (the “Portfolio Managers”) are jointly and primarily responsible for the day‑to‑day management of the Fund. Mr. Germain, Mr. Robbins and Mr. Song have been Portfolio Managers since the Fund’s inception. Mr. Cook, Mr. Hsu and Mr. Steere have been Portfolio Managers since 2021.

Purchase and Sale of Fund Shares
The minimum initial investment (which may be waived or reduced in certain circumstances) is $500,000 for both Class I and Class J shares. These minimums may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments. All share purchases are subject to approval of the Adviser.
Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business, by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling (855) 609‑3680. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures.
Tax Information
The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax‑advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
When used in this prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund may invest indirectly by investing in derivatives. The Fund may also, in the case of its market risk transfer, style premium and bitcoin strategies, invest through an investment in one or more wholly-owned and controlled subsidiaries organized in a non‑U.S. jurisdiction (the “Subsidiaries”) and advised by the Adviser, and/or, in the case of its reinsurance and bitcoin strategies, through investments in pooled investment vehicles. The Adviser has discretion to allocate the Fund’s assets to or away from the Subsidiaries, including by reducing the Subsidiaries’ allocation to one or more strategies to zero, based on market conditions, availability of investments, liquidity needs and any other factors that the Adviser considers relevant. As a result, Fund’s allocations to investment strategies through its Subsidiaries will not be equal in size and will vary, potentially significantly, over time.
More Information Regarding Investment Strategies
Additional Information on Reinsurance
Set forth below is additional information about some of the Fund’s reinsurance investments.
Event-Linked Bonds. Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non‑occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. Geographic areas identified by event-linked bonds range broadly in scope. A limited number of event-linked bonds do not identify a geographic area, meaning that the event can occur anywhere. The majority of event-linked bonds relate to events occurring within the United States (or a single state or group of states within the United States), Europe (or a single European country) or Japan. Event-linked bonds also identify a threshold of physical or economic loss. The trigger event is deemed to have occurred only if the event meets or exceeds the specified threshold of physical or economic loss. Some event-linked bonds base the occurrence of the trigger event on losses reported by a specific insurance company or by the insurance industry. Other event-linked bonds base the occurrence of the trigger event on modeled payments (for a single insurer or across the insurance industry), an industry index or indices, or readings of scientific instruments. Some event-linked bonds utilize a combination of the aforementioned thresholds. The Fund is entitled to receive principal and interest payments so long as no trigger event(s) occurs of the description and magnitude specified by the instrument. Event-linked bonds may be sponsored by government agencies, insurance companies, reinsurers, special purpose corporations or other on‑shore or off‑shore entities. Event-linked bonds are typically unrated.
The Fund may invest in both longevity bonds and mortality bonds, which are fixed-income securities, typically issued by special purpose vehicles. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity, and could return no principal at maturity. Other types of longevity bonds may provide that if the actual average longevity of two separate populations of people observed over a specified period of time diverge by more than a specified amount, the bonds will pay less than their par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level. Some mortality bonds, often referred to as “extreme mortality bonds” contain remote event triggers, which provide that the bonds will lose principal only if the mortality rate of the specified population is substantially higher than the expected level. During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors.

The Fund may also gain this type of exposure through event-linked derivative instruments, such as swaps, that are contingent on or formulaically related to longevity or mortality risk.
Many catastrophe bonds mature in three years, although terms generally range from one to five years, depending on the bond. If the event does occur, however, the sponsor’s right to the collateral is “triggered.” This means the sponsor receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most — or all — of their principal and unpaid interest payments. When this happens, the SPV (as defined below) might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more.
Quota Share Notes. The Fund may also seek to gain exposure to reinsurance contracts by holding Quota Share Notes. In implementing the Fund’s investment strategy, Stone Ridge will seek to invest in insurance-linked securities tied to a varied group of available perils and geographic regions. Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance and reinsurance carriers, trigger types, and lines of business.
Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre‑defined percentage. For example, under a 20% quota-share agreement, the SPV would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested. The Fund will generally seek to gain exposure to geographically diversified natural catastrophe Quota Share Notes and the Quota Share Notes in which the Fund invests will typically be high yield, high risk instruments.
SPVs. If a “sponsor,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring against certain losses, it can set up a separate legal structure — commonly known as a special purpose vehicle (“SPV”). Municipal, state and foreign governments and private companies may also sponsor insurance-linked securities, such as event-linked bonds or Quota Share Notes, as a hedge against natural or non‑natural disasters. The SPV is a passive and independent intermediary structure standing between the investors and the sponsor. Immediately after issuing the securities to investors, the SPV enters into a “cover agreement” with the sponsor, through which the SPV provides the sponsor with a measure of protection against specified catastrophic or other similar events. The SPV generally puts the proceeds received from the bond issuance (the “principal”) into a trust account. The SPV uses this principal amount as “collateral” in order to secure its obligation under the cover agreement. The principal amount from the securities issuance held as collateral is generally invested into high-quality instruments (such as U.S. Treasury securities or U.S. Treasury money market funds). The earnings on these instruments, as well as insurance or reinsurance premiums paid by the sponsor, are used to make periodic, variable interest rate payments to investors (e.g., the Fund). Investors receive these periodic payments plus, at the time of the maturity or redemption of the security, any collateral remaining after the satisfaction of the cover agreements.
Additional Information on Market Risk Transfer
The Fund may (but is not obligated to) seek to hedge its exposure to price movements in the assets underlying the Fund’s derivatives contracts in its market risk transfer strategy by taking long or short positions in the underlying assets, related assets or other offsetting derivative positions, such as by hedging options on an asset with futures contracts on that same asset. To gain long investment exposure, the Fund may invest in assets directly or use derivatives (including futures contracts). To gain short investment exposure, the Fund may use derivatives (including futures contracts).
When the Fund enters into derivatives transactions, it is typically required to post collateral, or “initial margin,” to secure its payment or delivery obligations. The Fund then pays or receives margin periodically during the term of the derivative depending on changes in value of the derivative. Significant market movements may result in the Fund being required to post comparatively large initial or ongoing margin amounts with counterparties and may require that the Fund post additional margin on short time frames, potentially requiring the Fund to sell other assets at inopportune times and/or to close derivatives positions prematurely, either of which could cause the Fund to suffer losses. In some cases, the Fund posts margin directly to a broker or futures commission merchant (“FCM”), and in some cases the Fund posts margin to its custodian under an escrow or tri‑party collateral agreement. In the case of a broker who is not an FCM, any posting of margin directly to that broker must be specifically approved by the Board. When the Fund posts margin directly to a broker or FCM, the Fund is subject to the credit risk and fraud risk of that broker or FCM with respect to that posted margin. There is generally no limit on the amount of margin that the Fund may post directly to a single broker or FCM or to all brokers and FCMs, and the Fund typically posts a significant portion of its assets in this manner. As a result, at any time the Fund may have substantial credit exposure to one or more brokers or FCMs. For collateral purposes, in connection with certain of the Fund’s derivatives contracts, the Fund invests a portion of its assets in U.S. Treasury bills and other highly rated securities.
The Adviser has broad discretion as part of its market risk transfer strategy to allocate the Fund’s assets among various assets and asset classes, to determine the types of derivatives it will use to gain the desired exposures and whether and how to hedge the Fund’s exposures and to utilize leverage in managing the Fund. In constructing the Fund’s portfolio of investments relating to market price risk, the Adviser generally seeks to limit the Fund’s exposure to any single asset by making investments related to a variety of assets. The Adviser may seek to allocate the Fund’s assets dynamically, providing risk-transfer services wherever there is demand. The Fund may also at times be a net purchaser, rather than seller, of risk transfer relating to particular assets or may offset risk exposure to one asset by being a net purchaser of risk transfer relating to a different asset. The Fund is not obligated to seek to offset risk exposure in this manner. With the exception of certain asset diversification tests under the Internal Revenue Code of 1986, as amended (the “Code”), there is no stated limit on the percentage of assets the Fund can invest in a particular instrument or the percentage of assets the Fund will allocate to any one asset, and at times the Fund may focus on a small number of instruments or assets if the Adviser deems the allocation appropriate given the then-current demand for risk-transfer services.
Additional Information on Style Premium Investing
The Fund may (but is not obligated to) seek to hedge its exposure to price movements in the assets underlying the Fund’s derivatives contracts in its style premium investing strategy by taking long or short positions in the underlying assets, related assets or other offsetting derivative positions. To gain long investment exposure, the Fund may invest in assets directly or use derivatives (including futures contracts). To gain short investment exposure, the Fund may use derivatives (including futures contracts).
When the Fund enters into derivatives transactions, it is typically required to post collateral, or “initial margin,” to secure its payment or delivery obligations. The Fund then pays or receives margin periodically during the term of the derivative depending on changes in value of the derivative. Significant market movements may result in the Fund being required to post comparatively large initial or ongoing margin amounts with counterparties and may require that the Fund post additional margin on short time frames, potentially requiring the Fund to sell other assets at inopportune times and/or to close derivatives positions prematurely, either of which could cause the Fund to suffer losses. In some cases, the Fund posts margin directly to a broker or FCM, and in some cases the Fund posts margin to its custodian under an escrow or tri‑party collateral agreement. In the case of a broker who is not an FCM, any posting of margin directly to that broker must be specifically approved by the Board. When the Fund posts margin directly to a broker or FCM, the Fund is subject to the credit risk and fraud risk of that broker or FCM with respect to that posted margin. There is generally no limit on the amount of margin that the Fund may post directly to a single broker or FCM or to all brokers and FCMs, and the Fund typically posts a significant portion of its assets in this manner. As a result, at any time the Fund may have substantial credit exposure to one or more brokers or FCMs. For collateral purposes, in connection with certain of the Fund’s derivatives contracts, the Fund invests a portion of its assets in U.S. Treasury bills and other highly rated securities.

The Adviser has broad discretion as part of its style premium investing strategy to allocate the Fund’s assets among various assets, asset classes, and styles. The Adviser also has broad discretion to determine the types of derivatives it will use to gain the desired exposures and whether and how to hedge the Fund’s exposures and to utilize leverage in managing the Fund. In constructing the Fund’s portfolio of investments relating to style premium investing, the Adviser generally seeks to limit the Fund’s exposure to any single asset by making investments related to a variety of assets. With the exception of certain asset diversification tests under the Internal Revenue Code of 1986, as amended (the “Code”), there is no stated limit on the percentage of assets the Fund can invest in a particular instrument or the percentage of assets the Fund will allocate to any one asset or style, and at times the Fund may focus on a small number of instruments, assets, or styles if the Adviser deems the allocation appropriate.
Additional Information on Alternative Lending
Alternative lending, which is sometimes referred to as peer‑to‑peer lending, online lending or marketplace lending, is a method of financing in which an alternative lending platform facilitates the borrowing and lending of money while generally not relying on deposits for capital to fund loans. It is considered an alternative to more traditional loan financing done through a bank. There are several different models of alternative lending but, very generally, a platform typically matches consumers, small or medium‑sized businesses or other types of borrowers with investors that are interested in gaining investment exposure to the loans made to such borrowers. Prospective borrowers are usually required to provide or give access to certain financial information to the platform, such as the intended purpose of the loan, income, employment information, credit score, debt‑to‑income ratio, credit history (including defaults and delinquencies) and home ownership status, and, in the case of small business loans, business financial statements and personal credit information regarding any guarantor, some of which information is made available to prospective lenders. Often, platforms charge fees to borrowers to cover these screening and administrative costs. Based on this and other relevant supplemental information, the platform usually assigns its own credit rating to the borrower and sets the interest rate for the requested borrowing. Some platforms follow the peer‑to‑peer model, posting the borrowing requests online and investors may choose among the loans, based on the interest rates the loans are expected to yield less any servicing or origination fees charged by the platform or others involved in the lending arrangement, the background data provided on the borrowers and the credit rating assigned by the platform. Other platforms sell loans directly to large institutional investors, like the Fund. In some cases, a platform partners with a bank to originate a loan to a borrower, after which the bank sells the loan to the platform or directly to the investor; alternatively, some platforms may originate loans themselves.
An “alternative lending platform” is a lending marketplace, lender or other intermediary that is not a traditional lender. The Adviser, as part of its portfolio construction process, performs diligence on the platforms from which the Fund purchases alternative lending-related securities in order to evaluate both the process by which each platform extends or sources loans and provides related services and the characteristics of the overall portfolio of loans made available through that platform. The Fund generally purchases a portfolio of loans from a particular platform that meet certain criteria (such as maturities and durations, borrower and loan types, borrower credit quality and geographic locations of borrower) and that provide broad exposure to the loan originations or sourcing of that particular platform. When investing in whole loans, the Fund invests solely in loans originated by platforms that provide the Fund with a written commitment to deliver or cause to be delivered individual loan-level data on an ongoing basis throughout the life of each individual loan that is updated periodically as often as the NAV is calculated to reflect new information regarding the borrower or loan, and the Fund does not invest in loans sold on platforms for which the Fund cannot evaluate to its satisfaction the completeness and accuracy of the individual loan data relevant to the existence and valuation of the loans purchased that is provided by the platform and used by the Fund in accounting for loans. Although the Fund conducts diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Fund, which the Fund observes directly as payments are received. The Fund generally does not have access to personally identifiable information about the individual borrowers (e.g., names or similar identifying information) prior to purchasing loans or other alternative lending-related securities, although the Fund’s custodian has this information for whole loans owned by the Fund (and the Fund and the Adviser have established procedures with the Fund’s custodian designed to prevent the inadvertent communication of personally identifiable borrower information by the Fund’s custodian to the Fund or the Adviser). The Fund monitors the characteristics of the alternative lending-related securities purchased from particular platforms on an ongoing basis. In this way, the Adviser seeks to construct a portfolio that provides broad, representative investment exposure across the alternative lending asset class.
In addition to originating or sourcing loans, some alternative lending platforms also sponsor special purpose entities, sometimes referred to as securitization vehicles, for the purpose of acquiring loans originated or sourced by such platform and issuing securities the payments on which are funded by payments received on such securitization vehicles’ underlying investments. The Fund seeks to sell certain of the whole loans it acquires by pooling them and selling them to such securitization vehicles, whether sponsored by the platforms themselves or by third parties, in cases where the Fund determines that such sales are on terms favorable to the Fund. The Fund expects that many or most alternative lending platforms will eventually begin to sponsor such securitization vehicles, and the volume and frequency of the Fund’s sales of pools of loans to securitization vehicles may increase as a more active and reliable secondary market develops over time.
Alternative lending-related securities typically provide the Fund with exposure to loans originated or sourced by alternative lending platforms. The Fund invests primarily in securities issued by special purpose entities that hold whole loans, fractional loans or loan participations (“asset-backed securities”), which provide the Fund with exposure to a pool of whole loans originated or sourced by one or more alternative lending platforms and represents the right of the holder to receive specified distributions in respect of such whole loans. The Fund also may buy and sell whole loans directly or invest in other types of alternative lending-related securities, which include:

•
shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans (including “member-dependent payment notes” issued by some public U.S. platforms, which we refer to as “fractional loans” herein);

•	direct participations in whole loans originated by alternative lending platforms (which we refer to as “loan participations”), which are typically issued by a bank or other financial institution;

•	securities issued by special purpose entities that hold mortgages (“mortgage-backed securities”); and

•	derivative instruments (which may include options, swaps or other derivatives) that provide exposure to any of the investments the Fund may make directly.
All or substantially all of the alternative lending-related securities in which the Fund invests are “restricted” securities, which means that they are subject to legal and/or contractual restrictions on transfer. Thus, there is generally a limited secondary market available for many of the alternative-lending related securities in which the Fund invests. As described above, the Fund seeks to sell certain of its investments to securitization vehicles, and, to the extent a more active secondary market develops over time, the Fund expects to selectively purchase or sell certain alternative lending-related securities. Otherwise, the Fund generally holds its investments in alternative lending-related securities to maturity.
When investing in loans originated or sourced by alternative lending platforms, some investors, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.
The Fund may gain exposure to loans that are unsecured, secured by a perfected security interest in an enterprise or specific assets of an enterprise or individual borrower or in real estate, and/or supported by a personal guarantee by individuals related to the borrower. The loans to which the Fund gains exposure may pay fixed or variable rates of interest, may have a variety of amortization schedules and may include borrowings that do not require amortization payments (i.e., are interest-only). The loans to which the Fund gains exposure may have a term ranging from less than one year to thirty years or longer, and in some cases may not require any payments to be made to the Fund until the end of the term. The terms of any loan to which the Fund gains exposure, including the interest rate, timing of payments or the overall amount to be repaid, may be modified in the discretion of the loan servicer or by operation of federal, state or local law or regulation in order to provide relief to borrowers, particularly during economic downturns or periods of market volatility, which could adversely affect Fund performance. The Fund may invest in loans at or shortly following origination or sourcing, or may purchase loans in the secondary market after origination or sourcing. This universe of investments is subject to change under varying market conditions and as alternative lending-related instruments and markets evolve over time.
The Fund may seek to hedge its exposure to foreign currency or interest rate risks that arise as a result of its investments. The Fund may use forwards, futures contracts, swaps, or other exchange-traded or OTC derivatives or may purchase or sell physical currency, bonds or other securities or instruments. There can be no guarantee the Fund’s hedging activities will effectively offset any adverse impact of foreign currencies or interest rates.
In implementing the Fund’s investment strategy, the Adviser has broad discretion to invest in alternative lending-related securities of different types and relating to a variety of borrower types and geographic regions (including regions inside and outside the U.S.). The Adviser seeks to invest in alternative lending-related securities through platforms that operate in (and that originate or source loans to borrowers located in) the U.S., Europe, Australia and New Zealand, and may in the future seek to gain exposure to other geographic regions. Within each region and borrower type, the Adviser has broad discretion to make investments that provide the Fund with a variety of exposures, including to borrower creditworthiness, lines of business and loan purpose. Subject to any restrictions under applicable law (including diversification requirements under U.S. federal income tax law applicable to regulated investment companies), the Fund is not restricted in its exposure to any particular borrower creditworthiness, line of business, loan purpose, term or form of security or guarantee or any other loan terms or characteristics. With the exception of certain asset diversification tests under the Internal Revenue Code of 1986, as amended (the “Code”), there is no stated limit on the percentage of assets the Fund can invest in a particular investment or the percentage of assets the Fund will allocate to any one investment type, borrower type, loan purpose, geographic region, borrower creditworthiness, term or form of security or guarantee. The Fund may, at times, focus its investments in instruments meeting one or more of these criteria. Subject to the limitations described above, the Fund may also invest in loans that are not originated or sourced by alternative lending platforms but that the Adviser believes have investment characteristics similar to alternative lending-related securities in which the Fund invests.
Platforms may set minimum eligibility standards for borrowers to participate in alternative lending arrangements and may limit the maximum permitted borrowings. Depending on the purpose and nature of the loan, its term may, for example, be as short as six months or shorter, or as long as thirty years or longer. Set forth below is additional information about some of the Fund’s alternative lending-related investments.
Pass-Through Certificates. Pass-through certificates are a form of asset-backed security that is backed by a pool of whole loans originated or sourced by one or more alternative lending platforms and that represents the right of the holder to receive specified distributions in respect of such whole loans; specifically, holders are entitled to receive payments on account of principal and interest payments made by borrowers on the underlying loans, as well as proceeds from the sale or liquidation of any loan underlying the pass-through certificate, net of fees, expenses and other amounts payable to the issuer, trustee, originating platform(s) or other third parties as required. Unlike many other asset-backed securities, pass-through certificates are generally not issued with multiple tranches; instead, all holders of a particular certificate share a pro rata interest in the underlying pool of whole loans and distributions with respect thereto.
Whole Loans. The Fund may buy and sell whole loans. When the Fund buys whole loans, it typically purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform or its affiliate. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to investors, less any servicing fees assessed against the Fund, and the servicing entity typically will make all decisions regarding any modification, forbearance or other form of relief that may be provided to a borrower experiencing financial hardship and acceleration or enforcement of the loans following any default by a borrower. Where a platform or its affiliate acts as the loan servicer, there is typically a backup servicer in place in case that platform or affiliate ceases or fails to perform these servicing functions. The Fund, as an investor in a whole loan, would be entitled to receive payment only from the borrower and/or any guarantor, and would not be able to recover any deficiency from the platform, except under very narrow circumstances, which may include fraud by the borrower in some cases. As described above, the whole loans in which the Fund may invest may be secured or unsecured.
Loan Participations. The Fund invests in participation interests in whole loans, which are typically originated by an alternative lending platform in partnership with a bank. When the Fund invests in participation interests, the Fund typically purchases a fractional or full economic interest in the underlying whole loans and the originating bank retains the legal title to such loans. As with the Fund’s investments in whole loans, the alternative lending platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to investors in the loan participations, less any servicing fees assessed against the Fund, and the servicing entity typically will make all decisions regarding any modification, forbearance or other form of relief that may be provided to a borrower experiencing financial hardship and acceleration or enforcement of the loans following any default by a borrower. The servicing entity may distribute payments of principal and interest from the borrower directly to the Fund as a holder of participation interests. Alternatively, the Fund may receive payments of principal and interest as passed through by the bank originating the whole loans and issuing the participation interests.
Other Asset-Backed Securities. The Fund may invest in, and may sell certain of its alternative lending-related investments to, securitization vehicles formed by alternative lending platforms or third parties for the purpose of acquiring alternative lending-related investments and issuing securities the payments on which are funded by payments received on such entities’ underlying investments. Such asset-backed securities, including mortgage-backed securities, may be issued in different tranches of debt and residual equity interests with different rights and preferences. The Fund may hold any tranche of such asset-backed securities. The volume and frequency of the Fund’s sales, if any, of pools of loans to securitization vehicles may increase as a more active and reliable secondary market develops over time.
Shares, Certificates, Notes or Other Securities. The Fund may also invest in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans. The platform or a separate special purpose entity organized by or on behalf of the platform may hold the whole loans underlying such securities on its books and issue to the Fund, as an investor, a share, certificate, note or other security, the payments on which track and depend upon the borrower payments on the underlying loans. As with whole loans, the platforms or third-party servicers typically continue to service the underlying loans on which the performance of such securities is based. Such securities may be linked to any of the types of whole loans in which the Fund may invest directly. Such securities may also track fractions of a whole loan. These securities may be sold through publicly registered offerings or through unregistered private offerings.
Additional Information on Single Family Real Estate
The Fund intends to invest in single family real estate investments in the form of debt instruments (including participation interests in debt instruments and asset-backed debt instruments), secured by single family rental properties, including:
First Mortgage Loans. First mortgage loans are loans that are generally made to the owner of a property or a pool of properties and have the highest priority to claims on the collateral securing the loans in foreclosure. First mortgage loans generally provide for a higher recovery rate and lower default rate than other debt positions due to the lender’s favorable control features and place in the capital structure, which control features at times may mean control of the entire capital structure.
Subordinate Mortgage Loans. Subordinate mortgage loans are loans that are generally made to the owner of a property or a pool of properties and have a lower priority to claims on the collateral. Investors in subordinate mortgages are compensated for the increased risk from a pricing perspective, typically through a higher interest rate (as compared to first mortgage loans), but still benefit from a direct lien on the related property. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full.
Mezzanine Loans. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Investors in mezzanine loans are compensated for the increased credit risk from a pricing perspective, typically through a higher interest rate (as compared with first mortgage loans), but still benefit from the right to foreclose on its collateral, in many instances more efficiently than first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property-owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property.
In making such investments, the Fund will negotiate loan and security agreements and other customary documents with the borrower. The Fund may purchase such debt instruments individually or may invest in asset-backed securities issued by special purpose entities that hold any of the foregoing types of debt instruments secured by single family rental properties.
When investing in single family real estate investments in the form of debt instruments as described above, the Fund may not review the particular characteristics of each instrument that it acquires or each property underlying the instrument that it acquires, but rather negotiate with the operators or originators from which the Fund acquires such instruments the general criteria of the investments, including the principal amounts, terms and yields of the instruments as well as the characteristics of the underlying properties before the Fund invests its assets in any private investment vehicles sponsored by an operator. The Fund will not invest in subprime mortgage loans or securities backed by subprime mortgage loans. “Subprime” does not have a specific legal or market definition, but is understood in the credit marketplace to signify that a loan has a material likelihood that it will not be repaid. The Adviser will make the determination that mortgage loans purchased by the Fund are not of subprime quality based on the Adviser’s due diligence of the creditworthiness of the borrower and the quality of the collateral.
The Adviser, as part of its portfolio construction process, performs extensive due diligence on transactions that the Adviser proposes to enter into on behalf of the Fund.
Financial Due Diligence. When the Fund considers an opportunity to enter into a new transaction, such as an investment in a new private investment vehicle or the entrance into a new purchase agreement or similar agreement with a real estate operator or lender, a preliminary review of each opportunity is conducted in order to screen the attractiveness of such transaction. The preliminary review is followed by an initial projection based on macro- and micro-economic analyses. If the Adviser deems appropriate, further due diligence will be conducted. The Adviser will forecast expected cash flows and analyze various scenarios and exit strategies utilizing its proprietary models and the financial information received.
Operator Due Diligence. The Adviser, as part of its portfolio construction process, performs diligence on real estate operators from which the Fund acquires assets (each, an “operator”), in order to evaluate both the process by which each operator sources assets and provides related services and the characteristics of the overall portfolio of assets made available through that operator. The Adviser’s diligence process includes on‑site in‑person meetings, supplemented by telephonic meetings, with the senior management and with the underwriting, operations, technology, legal and compliance teams of the operator; evaluation of the operator’s underwriting policies, procedures and models; evaluation of the operator’s operations, technology, legal and compliance personnel, infrastructure, and procedures.
Legal and Tax Due Diligence. The Adviser will work closely with internal and outside counsel to review, diligence and negotiate applicable legal and property specific documents pertaining to an investment (e.g., loan documents, leases, management agreements, purchase contracts, etc.). Additionally, the Adviser will work with internal and external tax advisers to structure investments in an efficient manner.
Although the Fund may pursue investments through a wide array of sources, a large proportion of the Fund’s single family real estate portfolio may consist of assets obtained from or through a small number of real estate operators or lenders, potentially giving the Fund high exposure to the potential benefits and risks associated with those operators or lenders.
Subject to constraints associated with its status as a registered investment company, the Fund is not subject to limits on the percentage of its portfolio that it can allocate to a single debt instrument secured by real property, debt instruments it obtains from or through a single real estate operator or lender, or any particular type of debt instrument secured by real property.
Additional Information on Bitcoin
Bitcoin is a digital asset the ownership and behavior of which are determined by participants in an online, peer‑to‑peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network, commonly referred to as the Bitcoin protocol. The value of bitcoin, like the value of other digital assets, is not backed by any government, corporation, or other identified body. Ownership and the ability to transfer or take other actions with respect to bitcoin is protected through public‑key cryptography. The supply of bitcoin is constrained or formulated by its protocol instead of being explicitly delegated to an identified body (e.g., a central bank or corporate treasury) to control. Units of bitcoin are treated as fungible. Bitcoin and certain other types of digital assets are sometimes referred to as digital currencies or cryptocurrencies. No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol and (3) users who choose what Bitcoin software to run. Bitcoin was released in 2009 and, as a result, there is little data on its long-term investment potential. Bitcoin is not backed by a government-issued legal tender.
Bitcoin is “stored” or reflected on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset. A blockchain is a canonical record of every digital asset: the blockchain records every “coin” or “token,” balances of digital assets, every transaction and every address associated with a quantity of a particular digital asset. Bitcoin utilizes the blockchain to record transactions into and out of different addresses, facilitating a determination of how much bitcoin is in each address.
Bitcoin is created by “mining.” Mining involves miners using a sophisticated computer program to repeatedly solve complex mathematical problems on specialized computer hardware. Miners range from bitcoin enthusiasts to professional mining operations that design and build dedicated machines and data centers. The mathematical problem involves a computation involving all or some bitcoin transactions that have been proposed by the Bitcoin network’s participants. When this problem is solved, the computer creates a “block” consisting of these transactions. As each newly solved block refers back to and “connects” with the immediately prior solved block, the addition of a new block adds to the blockchain in a manner similar to a new link being added to a chain. A miner’s proposed block is added to the blockchain once a majority of the nodes on the network confirm the miner’s work. A miner that is successful in adding a block to the blockchain is automatically awarded a fixed amount of bitcoin for its efforts plus any transaction fees paid by transferors whose transactions are recorded in the block. This reward system is the means by which new bitcoin enter circulation. This reward system, called proof of work, also ensures that the local copies of the Bitcoin blockchain maintained by participants in the Bitcoin network are kept in consensus with one another. Given the limited number of blocks produced per day and the statistically uncertain nature of finding blocks, a miner acting alone would experience very high variance in block rewards. Because of these facts, most miners join mining pools wherein multiple miners act cohesively and share any rewards.
The process by which bitcoin transactions are broadcast to the Bitcoin network and then published in successively created blocks by miners typically takes 10 minutes on average. While there is no universal definition of transaction settlement, most service providers consider a transaction confirmed when it has been published six blocks deep. Although previously there were minimal or no transaction costs in direct peer‑to‑peer transactions on the Bitcoin network, more recently the Bitcoin network has faced a scaling challenge that has led to significantly increased fees. The Bitcoin network has in the past been at or near capacity. During the period from January 1, 2018 to December 31, 2022, average bitcoin transaction fees have increased from $0.39 per transaction to $0.83 per transaction, with a high of $62.78 per transaction on April 21, 2021.
Bitcoin can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined on bitcoin trading venues or in individual end‑user‑to‑end‑user transactions under a barter system. One or more private keys control the transfer or “spending” of bitcoin from an associated public address. To use bitcoin, a user or a service provider must have access to keys that identify it for its transactions (similar to an ATM card and its related PIN). Bitcoin users keep their keys in electronic “wallets” that can be maintained on their computers, mobile phones, specialized hardware wallets, or wallets provided by online custodians. As of December 31, 2022, there are approximately 19.2 million bitcoin that have been created, a number that is not permitted grow to more than 21 million, which is estimated to occur by the year 2140. The value of bitcoin is determined by the supply of and demand for bitcoin on bitcoin trading venues (and in private end‑user‑to‑end‑user transactions), as well as the number of merchants that accept them. Additionally, several companies and platforms facilitate transactions on OTC markets, which facilitate trading via a dealer network as opposed to on a centralized exchange.
Many bitcoin transactions happen “on‑chain,” with the transaction broadcast to the Bitcoin network and recorded in the blockchain. It is possible, however, for bitcoin transactions to occur “off‑chain” as well. For example, consider a custodian that holds customers’ bitcoin in an omnibus wallet and allows instantaneous transfers between customers based on changes solely in the custodians’ records indicating how much each customer owns in the wallet. Such transactions are off‑chain and data regarding such off‑chain transactions is generally not publicly available. In contrast, on‑chain digital asset transactions are publicly recorded on the blockchain. Such off‑chain transactions are subject to risks because any such transfer of bitcoin ownership is neither protected by the protocol behind the Bitcoin network nor recorded in and validated through the blockchain mechanism. Other types of off‑chain transactions may be safer if, for example, they are validated through consensus mechanisms.
The Bitcoin network was initially contemplated in a white paper purportedly authored by an individual named Satoshi Nakamoto; however, no individual with that name has been reliably identified as bitcoin’s creator, and the general consensus is that the name is a pseudonym for the actual inventor or inventors. The first bitcoin was created in 2009 after Nakamoto released the Bitcoin network source code and mined the first block. Since its introduction, bitcoin has been under active development by a group of engineers known as Core developers, who work on the reference implementation, Bitcoin Core. As an open source project, bitcoin is not represented by an official organization or authority, although groups including MIT’s Media Lab work to organize the bitcoin community and to develop and protect the Bitcoin network’s code.
Development of the Bitcoin source code has increasingly focused on modifications of the Bitcoin protocol to enhance speed and scalability. For example, in August 2017, a technical upgrade to the Bitcoin network known as “segregated witness” was adopted that, among other things, enables so‑called second layer solutions, such as the Lightning Network, or payment channels that could potentially allow greater speed and number of transactions that the Bitcoin network can process in a given time interval (i.e., transaction throughput). The Lightning Network is an open-source decentralized network that enables the instant off‑blockchain transfer of bitcoin without requiring a trusted third party. The Lightning Network uses bidirectional payment channels, which work as follows: An on‑blockchain transaction is required to open a channel, which can later be closed through another on‑blockchain transaction. Once a channel is open, value can be transferred instantly between counterparties engaging in bitcoin transactions without such transactions being broadcasted to the Bitcoin network. This enables increased transaction throughput and reduces the computational burden on the Bitcoin network. The Lightning Network is currently a subject of ongoing research and development and is in the first phase of adoption as of the date of this prospectus.
Other uses of segregated witness include smart contracts (which are programs that automatically execute on a blockchain) and distributed registers built into, built atop or pegged alongside the blockchain. For example, one white paper published by the blockchain technology company Blockstream calls for the use of “pegged sidechains” to develop programming environments built within blockchain ledgers that can interact with and rely on the security of the Bitcoin network and blockchain while remaining independent thereof. Applications of this concept include open source projects such as RSK, which seeks to create novel open-source smart contract platforms built on the Bitcoin blockchain to allow automated, condition-based payments with increased speed and scalability.
Such research and development projects may utilize bitcoin as tokens for the facilitation of their non‑financial uses, thereby potentially increasing demand for bitcoin and the utility of the Bitcoin network as a whole. Conversely, to the extent that such projects operate on the Bitcoin blockchain, they may increase the data flow on the Bitcoin network and could either “bloat” the size of the blockchain or result in slower confirmation times. At this time, such projects remain in early stages and have not been materially integrated into the blockchain or Bitcoin network.
The Bitcoin Market. Bitcoin is the oldest, best known and largest digital asset available today. Since the advent of bitcoin, numerous other digital assets have been created. The website CoinMarketCap.com tracks the U.S. dollar price and total market capitalization for each of more than 8,000 traded digital assets. As of December 31, 2022, bitcoin had a total market capitalization of approximately $318 billion and represented approximately 40% of the entire digital asset market.
The first trading venues for bitcoin were informal exchange services marketed primarily in public online forums. Transactions on these services were effected via anonymous email, and the fiat currency portions of these transactions were effected through payment services such as PayPal. These services required their operators to manually match buyers and sellers in order to process transactions.
Later, automated exchanges that matched buyers and sellers began to form. Many such exchanges have been created in the U.S. and abroad. In the U.S., a number of exchanges now operate under licensing from the New York Department of Financial Services (“NYDFS”).
Beginning in 2016, more institutional investors entered the bitcoin market. As a result, an increasing number of transactions have occurred in OTC markets instead of exchanges. This type of trading allows for bespoke trading arrangements that may ease of the burden of trade operations or reduce different types of risks (e.g., counterparty risk).
As a result, there is not a single source for pricing bitcoin. The Fund believes that prices on the bitcoin trading venues are generally formed by the levels of demand on either side of the exchange’s order book, and arbitrage between exchanges typically prevents larger and/or more persistent differences in prices between bitcoin trading venues. Factors that the Fund believes may influence the relative balance of buyers and sellers on the bitcoin trading venues include trading activity in the OTC markets, global or regional economic conditions, expected levels of inflation, growth or reversal in the adoption and use of bitcoin, developments in the regulation of bitcoin, changes in the preference of market participants between bitcoin and other digital assets, maintenance and development of the open-source software protocol of the Bitcoin network, and negative consumer or public perception of bitcoin specifically or digital assets generally. See “More Information Regarding the Risk of Investing — Bitcoin Market and Volatility Risk,” “— Bitcoin Adoption Risk,” and “— Bitcoin Cybersecurity Risk.”
Bitcoin spot trading occurs on venues in the U.S. that are licensed to conduct that business by the NYDFS, other venues in the U.S. and non‑U.S. venues. In addition, listed bitcoin futures contract and options trading occurs on exchanges in the U.S. regulated by the CFTC. The market for NYDFS-licensed and CFTC-regulated trading of bitcoin and bitcoin derivatives has developed substantially. Bitcoin market conditions in the three months prior to January 31, 2023 are briefly summarized as follows:

•	Bitcoin: Six NYDFS-licensed entities operate trading venues with order books for spot trading of bitcoin, with a total average daily trading volume of approximately $1 billion.

•	Futures Contracts: CFTC-regulated exchanges facilitate trading of bitcoin futures contracts, with a total average daily trading volume on the largest exchange of approximately $1 billion.

•	Options: One CFTC-regulated exchange facilitates trading of options on bitcoin futures contracts, with average monthly trading volume of approximately $500 million.
NYDFS-licensed venues are required to implement the following regulatory compliance, surveillance, and enforcement mechanisms:

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Requirements that licensees have anti-money laundering and sanctions programs, including requirements, among other things, to identify and verify the identity of customers and to monitor for suspicious activities;

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Requirements that licensees have a written policy that identifies and assesses fraud risks, including market manipulation, provides effective procedures and controls to protect against those risks, allocates responsibility for monitoring those risks, and provides for periodic evaluation and revision of the procedures, controls and monitoring mechanisms in order to ensure continuing effectiveness, including continuing compliance with all applicable laws and regulations;

•	Requirements that licensees’ procedures and controls provide for the effective investigation of fraud and other wrongdoing, whether suspected or actual, including, market manipulation; and

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Requirements that the licensee immediately notify the NYDFS of any discovered wrong-doing in relation to fraud, along with further updates to the NYDFS relating to material developments, including (i) a statement of the actions taken or proposed to be taken with respect to such developments, and (ii) a statement of changes, if any, in the licensees operations that have been put in place or are planned in order to avoid repetition of similar events.

The following table illustrates trading volumes for bitcoin on a selection of major trading venues based on volume for the most recent five-year period as of December 31, 2022. The data shown are for trading volumes of bitcoin against US dollars and exclude trading transactions of bitcoin against other digital assets (e.g., Tether) or other fiat currencies (e.g., Euros). There can be no assurance as to the future liquidity of bitcoin.

Bitcoin vs US dollars - Trading Volume ($000’s)
Year	Bitstamp	Coinbase Pro	Gemini
2018	30,726,446	38,713,227	13,688,017
2019	23,157,367	38,018,173	5,523,854
2020	32,618,033	63,926,935	41,119,855
2021	79,724,662	318,862,422	35,622,092
2022	33,793,074	266,928,663	18,332,571
Source: Respective trading venues.

Volatility of Bitcoin. Bitcoin has historically generally exhibited high price volatility relative to more traditional asset classes, which may be due to speculation regarding potential future appreciation in value. The following table illustrates historical price volatility of bitcoin during 2021. There can be no assurance as to the future performance of bitcoin; past performance and volatility of bitcoin should not be taken as an indication of future performance or volatility. The table below provides information regarding the price and volatility of bitcoin.

Asset	Start Price	Low Price	High Price	End Price	Maximum Price Range[2]	Daily Return Volatility[3]
Bitcoin(1)	$45,870	$15,630	$47,979	$16,556	20.08%	54.48%
Sources: (1) Reflects daily prices for the period from 4 p.m. on January 1, 2022 through 4 p.m. on December 31, 2022.
Sources: (2) Maximum Price Range was computed by first calculating the Price Range for each day as a percent of the day’s midpoint price, and then selecting the highest such Price Range.
Sources: (3) Daily Return Volatility is the standard deviation of daily (4 p.m. to 4 p.m.) price returns annualized by a 365‑day factor.
Forks and Air Drops. A “hard fork” of the Bitcoin network (or any other a digital asset network) occurs when there is a disagreement among users and miners over modifications to the network, which are typically made through software upgrades and subsequently accepted or rejected through downloads or lack thereof of the relevant software upgrade by users. If less than a substantial majority of users and miners consent to a proposed modification, and the modification is not compatible with the software prior to its modification, a fork in the blockchain results, with one prong running the pre‑modified software and the other running the modified software. The effect of such a fork is the existence of two versions of the network running in parallel, yet lacking interchangeability. After a fork, holders of the original digital asset typically end up holding equal amounts of the original digital asset and the new digital asset. For example, in August 2017, bitcoin “forked” into bitcoin and a new digital asset, bitcoin cash, as a result of a several-year dispute over how to increase transaction throughput.
Forks may also occur after a significant security breach. Or a fork may be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run for any given digital asset. Such a fork could adversely affect bitcoin’s viability. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of the network while resisting community‑led efforts to merge the two chains, resulting in a permanent fork.
A hard fork can introduce new security risks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the Bitcoin network, thereby making the network more susceptible to attack. A fork in the Bitcoin network could adversely affect an investment in the Fund’s bitcoin strategy.
In addition to forks, bitcoin (or any other digital asset) may become subject to a similar occurrence known as an “air drop.” In an air drop, the promoters of a new digital asset announce to holders of another digital asset that they will be entitled to claim a certain amount of the new digital asset for free simply by virtue of having held the original digital asset at a certain point in time leading up to the air drop. For example, in March 2017, the promoters of Stellar Lumens announced that anyone that owned bitcoin as of June 26, 2017 could claim, until August 27, 2017, a certain amount of Stellar Lumens.
As described above, the Fund may invest in other pooled investment vehicles that invest in bitcoin. Any such pooled investment vehicle may determine to disclaim any digital assets created by a fork or an air drop. Although in certain circumstances the managers of such pooled investment vehicles may claim new digital assets created by a fork or air drop and use good faith efforts to make those digital assets available to such pooled investment vehicles, there can be no assurance that they will do so. Therefore, if a fork of the Bitcoin network results in holders of bitcoin receiving a new digital asset of value, such pooled investment vehicles, and therefore the Fund’s bitcoin strategy, may not participate in that value. See “Investment Objective, Strategies and Risks — More Information Regarding the Risks of Investing — Bitcoin Adoption Risk — Blockchain “Fork” Risk.”
Forms of Attack.
Exploitation of Flaws in the Bitcoin Source Code. In the past, flaws in the source code for bitcoin have been exposed and exploited, including those that exposed users’ personal information and/or resulted in the theft of users’ bitcoin. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users and exposed users’ personal information. Discovery of flaws in or exploitations of the source code that allow a malicious actor to take or create money in contravention of known network rules have occurred, albeit rarely. For example, in 2010, hackers exploited a flaw in the Bitcoin network source code that allowed them to generate 184 billion bitcoin. However, the bitcoin community and developers identified and reversed these transactions within approximately three hours, and the flaw was corrected with an updated version of the Bitcoin protocol.
In addition, other digital asset networks, such as the Ethereum network, have been subjected to a number of denial‑of‑service attacks, which in the case of the Ethereum network led to temporary delays in block creation and in the transfer of ether.
Greater than 50% of Network Computational Power. In the past, mining pools have gained control of significant amounts of the processing power or “hash rate” of the Bitcoin network. If a mining pool obtains control of more than 50% of the hash rate of the Bitcoin network, a malicious actor would be able to gain full control of the network and the ability to alter the blockchain. During May and June 2014, mining pool GHash.IO’s processing power approached and during a twenty-four to forty-eight hour period, may have exceeded 50% of the processing power on the Bitcoin network. Although no malicious activity or abnormal transaction recording was observed at the time, the incident focused attention on the influence of mining pools. This form of attack is an issue for proof of work-based systems like the Bitcoin network but not as much for proof of stake-based systems. If a malicious actor acquired sufficient computational power necessary to control the Bitcoin network, among other things, it would be able to reverse transactions and engage in double-spending, or prevent some or all transactions from being confirmed and prevent some or all other miners from mining any valid new blocks.
Moreover, certain hardware providers may create hardware that collectively has majority power and the manufacturer could potentially exert control itself. For example, it was discovered that the mining machines produced by Bitmain contained backdoor code that would allow Bitmain to remotely shut down the mining machines. This vulnerability is colloquially referred to as the “Antbleed backdoor.” At worst, the Antbleed backdoor could have allowed Bitmain to shut off up to an estimated 70% of the global hash rate. Bitmain released an official response to the controversy claiming that the Antbleed backdoor had no malicious intent, and on April 28, 2017, the day following the discovery of the Antbleed backdoor, Bitmain released new source code and firmware upgrades for its mining hardware to remove the backdoor.
Cancer Nodes. Cancer nodes are computers that appear to be participating in the Bitcoin network, but that are not in fact connected to the network, which a malicious actor sets up to place users onto a separate network or disconnect them from the Bitcoin network. By using cancer nodes, a malicious actor can disconnect the target user from the bitcoin economy entirely by refusing to relay any blocks or transactions. Software programs have attempted to make these attacks more difficult by limiting the number of outbound connections through which users are able to connect to the Bitcoin network.
Double-Spending Risks. A malicious actor may attempt to double spend (i.e., to spend the same units in more than one transaction) bitcoin by altering the formation of the blockchain. In this type of attack, a miner creates a valid new block containing a double-spend transaction and schedules the release of such attack block so that it is added to the blockchain before a target user’s legitimate transaction can be included in a block. All double-spend attacks require that the miner sequence and execute the steps of its attack with sufficient speed and accuracy. Double-spend attacks require extensive coordination and are very expensive. Typically, transactions that allow for a zero‑confirmation acceptance tend to be prone to these types of attacks. Accordingly, traders and merchants may execute instantaneous/zero‑confirmation transactions only if they are of sufficiently low‑value. Users and merchants can take additional precautions by adjusting their network software programs to connect only to other well-connected participants in the Bitcoin network and to disable incoming connections.
Government Oversight. Regulatory guidance and the possibility of government action has been significant in shaping the evolution of the bitcoin market. A number of U.S. federal and state agencies and foreign governments and agencies have finalized or proposed rules or guidance, conducted investigations and issued subpoenas, engaged in successful prosecutions, and issued consumer advisories related to bitcoin and other digital assets. Continued government and agency actions are likely to continue to be significant to the development of the market and the price of bitcoin, as described in more detail under “More Information Regarding the Risk of Investing — Bitcoin Regulatory Risk.”
Additional Information on the Fund’s Investments Generally
The Fund may, in order to gain exposure to the strategies it pursues, invest in other instruments as the Adviser may consider appropriate from time to time.
Illiquid and Restricted Securities. The Board has delegated to the Adviser the responsibility for determining the liquidity of the securities in which the Fund invests, which Stone Ridge carries out on a case‑by‑case basis based on procedures approved by the Board that set forth various factors relating to the Fund’s ability to dispose of such securities in an appropriate manner. Certain of the instruments in which the Fund may invest, including most event-linked bonds and Quota Share Notes, are restricted securities in that their disposition is restricted by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the 1933 Act and securities issued pursuant to Rule 144A under the 1933 Act. Notwithstanding these limitations on resale, certain restricted securities may be treated as liquid if the Adviser determines pursuant to the applicable procedures that such treatment is warranted. In addition, the Fund’s investments in whole loans will generally be treated as illiquid, and certain other of the Fund’s investments may be treated as illiquid. The Board will monitor and periodically review liquidity determinations. The Fund may invest at the time of purchase up to 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. For certain risks related to the Fund’s investments in illiquid instruments, see “More Information Regarding the Risks of Investing — Illiquidity and Restricted Securities Risk” below.
Below-Investment-Grade Securities. The Fund may invest in securities of any credit rating, including those rated below investment grade (commonly referred to as “junk bonds”) or, if unrated, determined by the Adviser, to be of comparable quality. Below-investment-grade debt securities are rated below BBB‑ by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.” Below-investment-grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below-investment-grade investments will fluctuate and may, therefore, cause the Fund’s value to be more volatile. Certain investments of the Fund may be downgraded to below-investment-grade status (or may be judged by the Adviser to be of comparable quality) after the Fund purchases them.
Because most event-linked bonds and Quota Share Notes are unrated, a substantial portion of the Fund’s assets will typically be invested in unrated securities determined by the Adviser to be of comparable quality to below-investment-grade securities, similar in some respects to high yield corporate bonds. Event-linked bonds and Quota Share Notes are exposed to catastrophic insurance risk, whereas high yield bonds are typically exposed to the potential default of financially distressed issuers. The Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer. With respect to event-linked bonds, the rating, if any, primarily reflects the rating agency’s calculated probability that a pre‑defined trigger event(s) will occur, as well as the overall expected loss to the bond principal. In addition to ratings issued by rating agencies, event-linked bonds are generally issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”). A risk model is created based on historical data and averages as well as scientific and probabilistic analysis and is used to inform investors and others on the potential impact of a wide variety of catastrophic events or other specified events that result in physical and/or economic loss. The Adviser, in selecting investments for the Fund, will generally consider risk models created by independent third parties, the sponsor of an insurance-linked security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. The event-linked bonds in which the Fund may invest may also be subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is generally entitled to payment only after other holders of debt in that issuer have been paid.
A substantial amount of the insurance-linked securities in which the Fund intends to invest are structured as variable rate, or floating-rate, debt securities, which will be secured by the collateral contributed by the Fund and other investors to the relevant SPVs sponsored by the ceding insurer. The collateral is typically invested in short-term instruments, such as U.S. Treasury securities or U.S. Treasury money market funds. The insurance-linked securities typically have rates of interest that reflect the returns of such short-term collateral instruments, plus a premium.
In addition, many of the single family real estate debt investments in which the Fund invests (or, in the case of asset-backed securities, the loans that back them) typically are not rated by a nationally recognized statistical rating organization.
Finally, the alternative lending-related securities in which the Fund invests (or, in the case of asset-backed securities, the loans that back them) typically are not rated by a nationally recognized statistical rating organization. Some unrated securities purchased by the Fund may be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization. As described under “Counterparty Credit Risk,” in evaluating the creditworthiness of borrowers of such unrated investments, the Adviser may rely on the ratings ascribed to such borrowers by the relevant platform. The Adviser may also rely on reports from one or more independent vendors as part of its investment process or may create its own internal risk model for this purpose.
The analysis of the creditworthiness of borrowers may be less reliable than for more traditional borrowings, such as bank loans, and more complex than for issuers of higher-rated investments. The Fund’s ability to achieve its investment objective may, as a result, be more dependent upon the platform’s credit analysis than would be the case if the Fund had exposure to more traditional investments. In addition, such investments may be subject to greater risks than other investments, including greater levels of risk related to changes in interest rates, credit risk (including a greater risk of default) and liquidity risk. There is a greater risk of loss associated with alternative lending-related securities and the ability of a borrower to make payments is predominantly speculative for below-investment-grade investments or unrated investments judged by the Adviser to have a similar quality. Borrowers may be in default or have a currently identifiable vulnerability to default on their payments of principal and/or interest or other payments or may otherwise present elements of danger with respect to payments of principal or interest.
Derivatives. The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any security, instrument, index or economic indicator related to such instruments. Derivatives are financial instruments the value of which is derived from an underlying reference instrument (the “Underlying Reference”). Derivatives transactions can involve substantial risk. Derivatives typically allow the Fund to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions. The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks. The Fund may use derivatives for a variety of purposes, including (i) as part of its strategy of providing risk transfer services with respect to asset price risk, (ii) as a hedge against adverse changes in the market prices of securities, interest rates or, to a lesser extent, currency exchange rates, (iii) as a substitute for purchasing or selling securities, (iv) to seek to increase the Fund’s return as a non‑hedging strategy that may be considered speculative, or (v) to manage portfolio exposures.
Derivative transactions may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leverage transactions may substantially exceed the initial investment. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to comply with the requirements under Rule 18f-4.
More detailed information about some of the derivative contracts the Fund may enter into is below.
Options Generally. Options are a type of derivative instrument through which option sellers assume conditional obligations to option buyers relating to the Underlying Reference.
Options positions are marked to market daily. The value of options is affected by changes in the Underlying Reference and the remaining time to the options’ expiration, as well as trading conditions in the options market.
The Fund generally intends to sell call options that are out‑of‑the‑money or at‑the‑money (i.e., the exercise price generally will be equal to or higher than (1) the current level of the applicable Underlying Reference or (2) the market price of the applicable Underlying Reference when the option is written). The Fund generally intends to sell put options that are out‑of‑the‑money (i.e., the exercise price generally will be below the current level of the applicable Underlying Reference when the option is written) or at‑the‑money (i.e., the exercise price generally will be the same as the current level of the applicable Underlying Reference when the option is written). The percentage of the Fund’s portfolio value against which call and put options are sold may vary over time. As noted above, the Fund may sell options that are substantially out‑of‑the‑money and/or only slightly out‑of‑the‑money; in certain circumstances, the Fund may also trade in‑the‑money options. Typically, in‑the‑money option transactions arise when the Adviser determines that the premium offered compensates reasonably for the risk assumed. Under certain circumstances, such as when hedging or when making seasonal portfolio weight adjustments, the Fund may also purchase options, and at certain times the Fund may have net long exposure to certain Underlying References.
Call Options. A call option is a contract that entitles the purchaser to receive from the seller the Underlying Reference in exchange for a fixed price (the strike price of the call option) on or before the expiration date of the option or a cash payment (in the case of a cash-settled option contract) equal to the amount of any appreciation in the value of the Underlying Reference over the strike price as of the exercise date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option. When a physically-settled call option is exercised, the seller is required to deliver the underlying instrument. The Fund may write call options on an underlying instrument it does not own (i.e., “naked” call options). If the option seller of a physically-settled call option does not own the underlying instrument, it may be required to purchase it to meet the delivery requirements of the contract and there can be no assurance that the instrument would be available to buy or available at a favorable price at that time.
Put Options. A put option is a contract that entitles the purchaser to receive from the seller a fixed price (the strike price of the put option) in exchange for the Underlying Reference on or before the expiration date of the option or a cash payment (in the case of a cash settled option contract) equal to the amount of any depreciation in the value of the Underlying Reference below a fixed price (the strike price of the put option) as of the exercise date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index put option is exercised, the put option seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the Underlying Reference at contract termination below the strike price of the option. A physically-settled put option on an individual instrument is a contract that entitles the purchaser to sell the instrument at a fixed price (the strike price of the put option) on or before the exercise date of the option in exchange for the payment of an up‑front premium by the purchaser to the seller. When a physically-settled put option is exercised, the put option seller is required to purchase the instrument. The Fund may write put options on an underlying instrument it is not short (i.e., “naked” put options).
Futures Contracts and Options on Futures Contracts. The Fund will engage in transactions in futures contracts and options on futures contracts. Futures contracts are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an Underlying Reference at a specified future date at a specified price. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities or other instruments or values, physical delivery is not always made. The Fund also is authorized to purchase or sell call and put options on futures contracts.
Swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined Underlying Reference, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).
Subsidiaries. Under investment management agreements with the Subsidiaries, the Adviser provides the Subsidiaries with the same type of management services as the Adviser provides to the Fund. To the extent the Adviser receives compensation for providing such services to the Subsidiaries, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiaries. The Fund does not currently intend to sell or transfer all or any portion of its ownership interest in the Subsidiaries. The Fund reserves the right to establish an additional subsidiary or subsidiaries, subject to approval of the Board. The size of the Fund’s investment in the Subsidiaries will generally be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.
U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued) and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund’s investment in Treasury obligations to decline.
The Fund can also buy or gain exposure to U.S. Treasury securities whose interest coupons have been “stripped” by a Federal Reserve Bank, zero‑coupon U.S. Treasury securities described below and Treasury Inflation-Protection Securities (“TIPS”). The U.S. Treasury securities called “TIPS” are designed to provide an investment that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Borrowing and Leverage. The Fund may obtain leverage through borrowings in seeking to achieve its investment objective. The Fund’s borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one‑third of the value of its total assets (including such indebtedness). The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. As a result of Rule 18f‑4 under the 1940 Act, most investments or trading practices that involve contractual obligations to pay in the future are considered to be derivatives and are therefore be subject to the VaR test and corresponding limits set forth in the rule. Borrowing money involves transaction and interest costs. The Fund may pay a commitment fee or other fees to maintain a line of credit, and will pay interest on amounts it borrows.
The Fund may enter into derivatives contracts with total notional value greater than the assets of the Fund. Notional value refers to the nominal or face amount that is used to calculate payments on a derivative contract and is distinguishable from the market value of a derivative contract, which reflects the outstanding obligation under the contract and is usually less than the notional value. This practice will generally be seen to create investment leverage for the Fund, which can have the effect of magnifying the Fund’s exposure to the swings in prices of an Underlying Reference and may also result in increased volatility in the Fund’s NAV because it could cause the Fund’s NAV to be more sensitive to changes in the value of the Underlying Reference. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage.
Foreign Currency Transactions. The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non‑deliverable forward foreign currency exchange contracts (“currency forward contracts”). The Fund intends to engage in these transactions to generate income from premiums and may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of assets. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Adviser may decide not to use hedging transactions that are available.
Under a currency forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.
The Fund may use currency forward contracts to protect against uncertainty in the level of future exchange rates. The use of currency forward contracts does not eliminate the risk of fluctuations in the prices of the Underlying References the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although currency forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.
Short-Term Trading. At times, the Fund may engage in short-term trading, usually with respect to certain derivative instruments on the types of instruments the Fund is permitted to hold in its portfolio. If the Fund engages in frequent short-term trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable income or capital gains.
Cash Management and Temporary Defensive Positions. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.
Changes to the Fund’s Investment Policies. The Fund’s investment objective and policies may be changed without shareholder approval unless an objective or policy is identified in the prospectus or in the Statement of Additional Information as “fundamental.”
More Information Regarding the Risks of Investing
Before investing or allocating shares of the Fund to a client’s account, investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors or clients and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. The insurance-linked securities in which the Fund invests are typically considered “high yield” and many insurance-linked debt securities may be considered “junk bonds.” It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.
The Fund is subject to the principal risks described below, whether through its direct investments, investments by the Subsidiaries, investments by the Reinsurance Fund or other pooled investment vehicles or derivatives positions. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You could lose all or part of your investment in the Fund and the Fund could underperform other investments.
Derivatives Risk. The Fund invests in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, forward contracts, swaps and other exchange-traded and OTC derivatives contracts. Investing in derivatives may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in an Underlying Reference. The use of derivatives can lead to losses because of adverse movements in the price or value of the Underlying Reference, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the Underlying Reference and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the Underlying Reference. Specific risks involved in the use of certain types of derivatives in which the Fund may invest include:
Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in Underlying Reference prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgment in this respect will be correct. The Fund may be restricted in respect of the type of Underlying Reference assets that it is permitted to acquire or take delivery (for example, a physical commodity, such as corn), in the case of options that are not cash settled; these restrictions may affect the returns to the Fund.
The market price of options will be affected by many factors, including changes in the market price of the Underlying Reference; changes in dividend rates, interest rates, exchange rates or other economic factors affecting the Underlying Reference or options markets generally, as applicable; changes in the realized or perceived volatility of the relevant market and Underlying Reference; and the time remaining before an option’s expiration.
The ability to trade in or exercise options may be restricted, including in the event that trading in the Underlying Reference becomes restricted. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options are generally established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options can be less liquid than exchange-traded options and generally involve greater counterparty credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
The market price of options, particularly OTC options, may be adversely affected if the market for the options becomes less liquid or smaller. Typically, an OTC option can be closed only with the consent of the other party to the contract. The Fund may close out a written exchange-traded option position by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearinghouse may not at all times be adequate to handle current trading volume; or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.
The Fund’s options positions will be marked to market on each day that the Fund strikes its NAV. The Fund’s exchange-traded options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may sell or purchase may be affected by options sold or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions.

Options writing can cause the Fund’s share price to be highly volatile, and it may be subject to sudden and substantial losses.
Call Option Risk. When a call option is exercised, the Fund, as the seller, will generally be required to deliver the Underlying Reference (unless the contract calls for cash settlement). Accordingly, potential losses on written covered call options can be equal to the appreciation of the Underlying Reference in excess of the option exercise price. In addition, the Fund continues to bear the risk of a decline in the value of the Underlying Reference. By writing covered call options on its portfolio assets, the Fund may be unable to sell the Underlying Reference until the option expires or is exercised and may be less likely to sell the Underlying Reference to take advantage of new investment opportunities. As a seller of single instrument call options, if the Fund does not own the Underlying Reference, it may be required to purchase the asset to meet the requirements of the contract. Thus, the exercise of call options sold by the Fund may require the Fund to sell portfolio assets to generate cash at inopportune times or for unattractive prices.
The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot cover their potential settlement obligations by acquiring and holding the Underlying Reference. As the writer of index call options, the Fund will be responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option. Accordingly, the Fund’s potential losses on writing index call options are extensive.
When the Fund writes (sells) a call option, it faces the risk that it will experience a loss if the option purchaser exercises the option sold by the Fund. If the Fund purchases a call option it will face the risk that that it will experience a loss if the Fund does not sell the option at a profit or if, during the call period, the market price of the Underlying Reference is less than the sum of the exercise price plus the transaction costs and the premium paid for the option.
Put Option Risk. Put options written by the Fund may be physically settled, requiring the Underlying Reference to be received by the Fund upon exercise of the option or, alternatively, may have cash settlement provisions. The Fund may be required to take delivery of an Underlying Reference that it does not want to have in its portfolio upon the exercise of the put option by the option buyer while paying a price for that instrument in excess of its current market price. Accordingly, losses on written put options can be substantial. While the risk of selling put options in a spread transaction may be mitigated by the Fund’s purchase of offsetting options at a lower exercise price (thereby capping the maximum loss potential) there can be no assurance that offsetting options will be available to allow the Fund to close out its written options.
The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options such as the Fund cannot cover their potential settlement obligations by selling short the Underlying Reference. As the writer of index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. Accordingly, the potential losses from writing index put options can be substantial.
When the Fund writes (sells) a put option, it faces the risk that it will experience a loss if the option purchaser exercises the option sold by the Fund. If the Fund purchases a put option it will face the risk that that it will experience a loss if the Fund does not sell the option at a profit or if, during the exercise period, the market price of the Underlying Reference is greater than an amount equal to the exercise minus the transaction costs and the premium paid for the option.

Options on Futures Risk. The Fund may enter into options on futures contracts. An option on a futures contract gives the buyer, in return for the premium paid, the right (but not the obligation) to either buy or sell the underlying futures contract during a certain period of time for a fixed price. The writing of a put or call option on a futures contract involves risks similar to the risks applicable to the purchase or sale of futures contracts. However, the difficulty of predicting changes in the value of the underlying futures contract may expose the Fund to a somewhat different set of risks. For example, variations in speculative market demand for futures contracts on the relevant Underlying Reference can cause the value of the futures contract to change at an unanticipated time or to an unanticipated degree; this or other factors may bring the value of the underlying future closer to the option’s strike price, increasing the potential for risk of loss to the Fund. To the extent that the Fund enters into options on futures contracts for hedging purposes, an imperfect correlation between this derivative position and the value of the instrument underlying such a position could lead to losses. In addition, options on bitcoin futures have begun trading only recently. As a result, options on bitcoin futures markets have lower trading volumes relative to other options on futures markets.
Futures Risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contract and in the Underlying Reference positions underlying them. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.
Forwards Risk. Forward contracts, including currency forwards, are subject to some of the same risks as futures contracts described above. However, forwards are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Forwards are therefore subject to the risks associated with OTC derivatives generally. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.
Swaps Risk. The use of swaps involves investment techniques and risks that are different from those associated with portfolio security transactions. Like forwards, these instruments are typically not traded on exchanges and, in such cases, are subject to the risks associated with OTC derivatives generally. Under recently adopted rules and regulations, however, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (“cleared swaps”). For OTC swaps, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. For cleared swaps, the Fund’s counterparty is a clearinghouse rather than a bank or broker. Since the Fund is not a member of the clearinghouses and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Fund holds cleared swaps through accounts at clearing members. In cleared swaps, the Fund makes payments (including margin payments) to and receives payments from a clearinghouse through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearinghouse. Cleared swaps are subject to different risks than OTC swaps, including the creditworthiness of the central clearing organization and its members.
In some ways, cleared swap arrangements are less favorable to funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared swaps positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared swap position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearinghouse could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared swaps positions in excess of a clearinghouse’s margin requirements typically is held by the clearing member. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. The Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers for cleared derivatives. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member.
Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.
Additionally, some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
The U.S. government, the European Union, the United Kingdom and certain other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. The rules require daily exchange of variation (mark‑to‑market margin) and, in some cases, initial margin. Such requirements could increase the amount of margin the Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.
These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements or otherwise limiting liquidity or increasing transaction costs. Certain aspects of these regulations are still being implemented, so their potential impact on the Fund and the financial system is not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Fund’s obligations under a swap agreement will generally be accrued daily (offset against any amounts owed to the Fund under the swap).
Counterparty Risk. The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivative contract typically can be closed only with the consent of the other party to the contract. Events that affect the ability of the Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. In addition, in the event of a counterparty bankruptcy, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract, including the return of any collateral that has been provided to the counterparty. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. In addition, in the event of a counterparty bankruptcy, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract, including the return of any collateral that has been provided to the counterparty. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Fund and, if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require a counterparty to post collateral but do not provide for the Fund’s security interest in it to be perfected, (iii) require the Fund to post significant upfront collateral unrelated to the derivative’s fundamental fair (or intrinsic) value or (iv) do not require that collateral be regularly marked‑to‑market. When a counterparty’s obligations are not fully secured by a perfected security interest in collateral, the Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults because it is essentially an unsecured creditor of the counterparty. Even when derivatives are required by regulation and/or contract to be collateralized, the Fund may not receive the collateral for one or more days after the collateral is required to be posted by the counterparty. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
Counterparty risk is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. For example, the creditworthiness of a counterparty may be adversely affected by larger than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. The Adviser evaluates the creditworthiness of the counterparties to the Fund’s transactions or their guarantors at the time the Fund enters into a transaction; however, the Fund is not restricted from dealing with any particular counterparty or from concentrating any or all transactions with one counterparty. In the absence of a regulated market to facilitate settlement, the potential for losses by the Fund may be increased. In addition, counterparties to derivatives contracts may have the right to terminate such contracts in certain circumstances (or in some cases, at any time for any reason), including if the Fund’s NAV declines below a certain level over a specified period of time. The exercise of such a right by the counterparty could have a material adverse effect on the Fund’s operations and the Fund’s ability to achieve its investment objective.
The Fund may also be exposed to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. Because the contract for each OTC derivative transaction is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to the Fund under derivative instruments or those payments may be delayed or made only after the Fund has incurred the cost of litigation.
Margin Risk. When entering into derivatives transactions, the Fund is typically required to post margin. Significant market movements may result in the Fund being required to post comparatively large initial or ongoing margin amounts with counterparties and may require that the Fund post additional margin on short time frames, potentially requiring the Fund to sell other assets at inopportune times and/or to close derivatives positions prematurely, either of which could cause the Fund to suffer losses.
In connection with entering into certain types of derivatives transactions (e.g., options and futures contracts), the Fund may post margin directly to a broker or FCM, which will typically re‑hypothecate that margin (i.e., use the margin posted by the Fund for its own transactions, including as collateral in another transaction by the broker or FCM) to a clearinghouse or another broker or FCM. Prior to re‑hypothecation, margin so posted may be held in commingled accounts with margin from other clients of that broker or FCM. The margin maintained by these brokers and FCMs is not subject to the regulatory protections provided by bank custody arrangements commonly employed by investment companies. If margin posted to a broker or FCM is re‑hypothecated, neither the Fund nor the broker or FCM, as applicable, will have possession of the margin. Margin posted by the Fund to a broker or FCM is exposed to the credit risk and fraud risk of that broker or FCM. There is generally no limit on the amount of margin that the Fund may post directly to a single broker or FCM or to all brokers and FCMs, and the Fund typically posts a significant portion of its assets in this manner. As a result, at any time the Fund may have substantial credit exposure to one or more brokers and/or FCMs. In the event of the insolvency or liquidation of a broker or FCM to whom the Fund has posted collateral, the Fund is likely to experience substantial delays in recovering its margin, or it may not be able to recover it at all. Any inability or unwillingness of a broker or FCM to meet its obligation to return margin to the Fund, including by reason of insolvency or liquidation, or any improper activity involving such broker or FCM would likely result in a substantial loss to the Fund. In some foreign (non‑U.S.) markets, brokerage arrangements may provide significantly less protection than in the U.S., potentially exposing the Fund to credit and other risks that it does not have in the U.S.
Regulation of Derivatives. As described in this Derivatives Risk section and elsewhere in this prospectus, government regulation in the U.S. and various other jurisdictions of various types of derivative instruments may restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivative transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. Rule 18f‑4 provides for the regulation of a registered investment company’s use of derivatives and certain related instruments. As required by Rule 18f‑4, the Fund has adopted and implemented a derivatives risk management program to govern its use of derivatives and appointed a derivatives risk manager who conducts periodic reviews of the program. The Fund’s derivatives risk management program includes policies and procedures that are reasonably designed to manage the Fund’s derivatives risks. In according with Rule 18f‑4, most investments or trading practices that involve contractual obligations to pay in the future are considered to be derivatives under Rule 18f‑4 and are therefore be subject to the VaR test and corresponding limits set forth in the rule.

Under Rule 18f‑4 of the 1940 Act, the Fund has the option to either treat reverse repurchase agreements and other similar financing transactions as (1) senior securities under Section 18 of the 1940 Act, in which case they would be subject to the 300% asset coverage requirement described above, or (2) derivatives subject to the VaR test imposed by Rule 18f‑4. As of the date of this prospectus, the Fund has elected to treat reverse repurchase agreements and other similar financing transactions as derivatives subject to the VaR test imposed by Rule 18f‑4, but it may change that election in the future. Rule 18f‑4 may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which may adversely affect the value or performance of the Fund.
See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Fund’s strategy.
Commodities Risk. The market price of the commodities instruments to which the Fund is exposed can be extremely volatile and may be adversely affected by changes in overall market movements, commodity index volatility, changes in interest rates, currency fluctuations or factors affecting a particular industry or commodity, such as livestock disease, embargoes, tariffs and international economic, political and regulatory developments. No, or a limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Therefore, the Fund’s exposure to the commodities markets can cause the NAV of the Fund to decline or fluctuate in a rapid and unpredictable manner.
Currency Risk. The Fund’s shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars, and it is expected that a substantial portion of the Fund’s investments will be U.S. dollar denominated investments. However, the Fund invests in foreign (non‑U.S.) currencies, a portion of the Fund’s other assets may be denominated in foreign currencies and income received by the Fund from a portion of its investments may be paid in foreign currencies. To the extent the Fund invests in non‑U.S. dollar denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars.
Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. The value of currencies to which the Fund is exposed can be volatile and fluctuate as a result of changes in overall market movements, real or perceived inflationary trends, stock market volatility, changes in interest rates, population growth and changing demographics, or factors affecting a particular country or region, such as international market, economic, industry, political and regulatory developments. Liquidity may be limited for certain currency derivatives, which may impair the ability to buy or sell such derivatives. In addition, adverse market conditions may cause liquidity to decrease. The Fund’s exposure to currency markets can cause the NAV of the Fund to decline or fluctuate. These risks are heightened for emerging markets currencies because, compared to the U.S. or to foreign developed markets, emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, depending on particular commodities or international aid, high levels of inflation and higher likelihood of societal unrest.
Derivative transactions in foreign currencies (such as futures contracts, forwards, options and swaps) may involve leverage risk in addition to currency risk, and liquidity may be limited for certain currency derivatives, which may impair the ability to buy or sell such derivatives. In addition, adverse market conditions may cause liquidity to decrease. The Fund’s exposure to currency markets can cause the NAV of the Fund to decline or fluctuate.
In purchasing or selling local currency to fund trades denominated in that currency, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies and the Fund’s income available for distribution. Some countries have and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. For example, a foreign government may unilaterally devalue its currency against other currencies, which typically would have the effect of reducing the U.S. dollar value of investments denominated in that currency. In addition, a country may impose formal or informal currency exchange controls. These controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could undermine the value and liquidity of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and converted into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio investments to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount to U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.
Market Risk; Equity Investing Risk. The value of certain of the Fund’s investments, including investments relating to indices or individual securities, is subject to market risk. Market risk is the risk that the value of equity and other securities (including securities that make up an index underlying derivatives contracts entered into by the Fund) to which the Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; inflation; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate and the particular circumstances and performance of the issuers. Market conditions may affect certain types of securities or indices to a greater extent than other types. If the value of securities (including securities that make up indices underlying derivatives contracts entered into by the Fund) to which the Fund is exposed decreases, the performance of the Fund will be negatively impacted, and your investment in the Fund may lose money.
The Fund may invest in companies of any market capitalization, including small companies that are considered “mid‑cap,” “small‑cap” or “micro‑cap” companies. Securities of smaller companies are often less liquid than those of larger companies. This could make it difficult to sell a smaller company security at a desired time or price. In general, smaller companies are also more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources. As a result, prices of smaller company securities may fluctuate more than those of larger companies. Historically, securities of smaller companies have been more volatile in price than securities of larger companies
Equities and equity indices have experienced significantly more volatility in returns than debt securities and indices over the long term. The prices of equities may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increases. These risks are heightened for emerging markets securities because, compared to the U.S. or to foreign developed markets, emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk and higher likelihood of societal unrest.
Insurance-Linked Securities Risk. The principal risk of an investment in an insurance-linked security is that a triggering event(s) (e.g., (i) natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area; or (ii) non‑natural events, such as large aviation disasters) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses and an investor will lose money. A substantial amount of the Fund’s assets will be invested in insurance-linked securities tied to natural events and/or non‑natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance-linked securities carry a high degree of risk.

Event-Linked Bonds. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a pre‑defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.
Catastrophe bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for insurance-linked securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.
Quota Share Notes. The Fund may gain exposure to reinsurance contracts through Quota Share Notes. These securities are subject to the same risks discussed herein for event-linked or catastrophe bonds. In addition, because Quota Share Notes represent an interest, either proportional or non‑proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Quota Share Notes, which will place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Quota Share Notes more difficult and potentially result in mispricing that could result in losses to the Fund. See “Illiquidity and Restricted Securities Risk” and “Valuation Risk” below. In Quota Share Notes trades, the Fund cannot lose more than the amount invested.
Risk-Modeling Risk. The Adviser, in selecting investments for the Fund, will generally consider risk models created by independent third parties, the sponsor of an insurance-linked security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular insurance-linked security or a group of such securities. Risk models are created using historical, scientific and other related data, and they may use quantitative methods. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. In addition, any errors or imperfections in a risk model (quantitative or otherwise), analyses, the data on which they are based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for Fund investments. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.
Longevity and Mortality Risk. Longevity risk is the risk that members of a reference population will live longer, on average, than anticipated. Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated. Such risks are among the most significant faced by life insurers, annuity providers and pension funds because changes in longevity or mortality rates can significantly affect the liabilities and cash needs of those entities. Longevity bonds and mortality bonds purchased by the Fund involve the risk that the Adviser may incorrectly predict the actual level of longevity or mortality, as applicable, for the reference population of people, and the Fund will lose all or a portion of the amount of its investment in the bond. With respect to mortality bonds held by the Fund, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations and in the Fund losing all or a portion of its investment in the bond.
Moral Hazard Risk. Insurance-linked securities are generally subject to one or more types of triggers, including so‑called “indemnity-triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. For example, if an event-linked bond issued will be triggered at $500 million in losses to the sponsor, once that trigger is hit (i.e., the sponsor experiences $500 million in losses under the contracts it has written), the bond purchaser will lose all or a portion of its principal invested (plus any additional interest). In this situation, the ceding sponsor has an incentive to pay the claims more generously when the loss amount is near the trigger amount set in the bond (i.e., to claim $500 million in losses, when perhaps it could be argued that actual losses were $499.9 million). Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached. In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims.
Limited Availability and Reinvestment Risk. Investments in insurance-linked securities may be limited, which may limit the amount of assets the Fund may be able to invest in insurance-linked securities. The limited availability of insurance-linked securities may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets the Fund’s investment objective and lack of availability of insurance-linked securities in the secondary market. Original issuances of event-linked bonds (and in particular hurricane-related catastrophe bonds) may be concentrated in the first two calendar quarters of each year while original issuances of Quota Share Notes may be concentrated in particular reinsurance renewal months (January, and to a lesser extent, April, June, and July). Thereafter, the availability of insurance-linked securities is subject to natural fluctuations in the secondary market. Therefore, if insurance-linked securities held by the Fund mature or if the Fund must sell securities to meet redemption requests, the Fund may be required to hold more cash than it normally would until insurance-linked securities meeting the Fund’s investment objective become available. Due to the potentially limited availability of additional insurance-linked securities, the Fund may be forced to reinvest in securities that are lower yielding or less desirable than the securities the Fund sold. This is known as reinvestment risk, and may reduce the overall return on its portfolio securities.
Investments in Non‑Voting Securities Risk. If the insurance-linked securities in which the Fund invests carry voting rights, the Fund ordinarily will limit such investments to 5% or less of the issuing SPV’s outstanding voting securities. However, to enable the Fund to invest more of its assets in certain SPVs deemed attractive by the Adviser, the Fund may also contractually forego its right to vote securities or may purchase non‑voting securities of such SPVs. If the Fund does not limit its voting rights and is deemed an “affiliate”

of the SPV, the ability of the Fund to make future investments in the SPV or to engage in other transactions would be severely limited by the requirements of the 1940 Act. Such limitations may interfere with portfolio management of the Fund, which may adversely impact the Fund’s performance.
For various reasons, the Fund may hold some or all of its interest in an SPV in non‑voting form. One reason for this is to avoid an SPV being deemed an “affiliated person” of the Fund for purposes of the 1940 Act. Accordingly, the Fund may agree to waive irrevocably any right that the Fund may have to vote securities in amounts in excess of 4.99% of an SPV’s outstanding voting securities. The general policy to waive voting rights has been reviewed by the Board. The waiver of the Fund’s voting rights does not facilitate investments in an SPV by the Adviser or other clients of the Adviser, either as a practical or a legal matter, and is not intended to confer any benefit on such entities. Interests in a particular SPV, even without voting rights, are selected based on the investment merits of those interests consistent with the fiduciary duties of both the Adviser and the Board, and generally reflect the judgment of the Adviser that such investments are an attractive and appropriate opportunity for the Fund for any number of reasons.
To the extent the Fund holds non‑voting securities of an SPV, or contractually foregoes its right to vote securities of an SPV, it will not be able to vote to the full extent of its economic interest on matters that require the approval of the investors in the SPV, including matters that could adversely affect the Fund’s investment in the SPV. This restriction could diminish the influence of the Fund in an SPV and adversely affect its investment in the SPV, which could result in unpredictable and potentially adverse effects on shareholders. Moreover, there is a risk that a court or securities regulators could disregard the statutory definition of “affiliated person,” and still treat the SPV as an affiliated person of the Fund for purposes of the 1940 Act.
Reinsurance Industry Risk. The performance of insurance-linked securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non‑natural large catastrophes and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is either a natural or non‑natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, pandemics, epidemics, fires and floods. Non‑natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Major natural disasters in populated areas (such as in the cases of Hurricane Katrina in New Orleans in 2005, Superstorm Sandy in the New York City metropolitan area in 2012, Hurricane Irma in Florida and the Caribbean in 2017 and Hurricane Ian in Florida in 2022) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in insurance-linked securities tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in insurance-linked securities for which a triggering event occurs, losses associated with such event will result in losses to the Fund and a series of major triggering events affecting a large portion of the insurance-linked securities held by the Fund will result in substantial losses to the Fund. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund.
Reinsurance Fund Investment Risk. The investment objective of the Reinsurance Fund is to seek a high level of total return consisting of income and preservation of capital. The Reinsurance Fund pursues its investment objective by investing primarily in insurance-linked securities, including event-linked bonds, Quota Share Notes and, to a lesser extent, shares or notes issued in connection with excess‑of‑loss, stop-loss or other non‑proportional reinsurance, shares or notes issued in connection with industry loss warranties, event-linked swaps, and equity securities (publicly or privately offered) or the derivatives of equity securities of companies in the reinsurance and insurance industry. Any investment by the Fund in the Reinsurance Fund is subject to many of the risks described herein, including insurance-linked securities risk; floating-rate instrument risks; borrowing and leverage risk; derivatives risk; counterparty credit risk; foreign investing risk; currency risk; market risk; management and operational risk; tax risk; prepayment or call risk; extension risk; subordinated securities risk; government securities risk; focused investment risk; cash management and temporary defensive and interim investments risk; investing in other investment companies risk; and expense risk. There is no guarantee that the Fund or the Reinsurance Fund will achieve their investment objectives. The Reinsurance Fund will pursue its investment objective and policies without the approval of the Fund. If the Reinsurance Fund were to change its investment objective or policies, the Fund could be forced to sell its shares of the Reinsurance Fund at a disadvantageous time. The Fund’s ability to achieve its investment objective depend in part upon the performance of the Reinsurance Fund. To the extent the Reinsurance Fund has high portfolio turnover, it may incur higher transaction costs, which may adversely affect performance and may produce increased taxable distributions. There is also the risk that the Adviser’s evaluations and assumptions regarding the Reinsurance Fund’s prospectus may be incorrect in light of actual market conditions.
In addition, any investment by the Fund in the Reinsurance Fund is subject to the following additional risk:
Floating-Rate Instrument Risk. A significant percentage of the insurance-linked securities in which the Reinsurance Fund invests are variable rate, or floating-rate, event-linked bonds. Floating-rate instruments and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing most event-linked bonds in which the Reinsurance Fund currently intends to invest is typically invested in low‑risk investments, certain SPVs in which the Reinsurance Fund invests may permit investment of collateral in higher risk, higher yielding investments. Thus, the value of collateral, if any, securing the Reinsurance Fund’s investments in event-linked bonds can decline or may be insufficient to meet the issuer’s obligations and the collateral, if repaid to the Reinsurance Fund, may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.
Default Risk. The value of the Fund’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, as well as the Fund’s single family real estate investments, is dependent on the borrowers’ continued and timely payments. The Fund receives payments on such investments only if the party servicing the loans receives the borrowers’ payments on the corresponding or underlying loans and passes such payments through to the Fund. If a borrower fails to make interest payments or repay principal when due on a loan in which the Fund has investment exposure, or if the value of such a loan decreases, the value of the Fund’s investments will be adversely affected. There can be no assurance that payments due on underlying loans or single family real estate debt investments will be made.
If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated or sourced, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. If the Fund were unable to recover unpaid principal or interest due, this would cause the Fund’s NAV to decrease. As described further under “Risk of Unsecured Loans,” the Fund generally will not be able to offset losses on defaulting loans by looking to collateral or obligations of guarantors, insurers or governmental authorities, as many of the loans to which the Fund has exposure are obligations not secured by collateral or (except for certain loans to businesses) backed by any guarantee. In certain cases, after the loan has matured, the servicing party may have no obligation to make late payments to investors in such loan and, to the extent that the servicing party receives any funds from defaulting borrowers, the servicing party may retain those funds to cover attorneys’ fees, collection fees or other costs incurred in pursuing collection, which will diminish or eliminate the amount that the servicing party would otherwise pass on to the investor.

Borrowings obtained through alternative lending platforms may not limit borrowers from incurring additional debt. If a borrower incurs additional debt obligations after obtaining a loan, the borrower’s creditworthiness may diminish, and any additional obligations could cause the borrower to experience financial distress, insolvency or bankruptcy, all of which would impair the borrower’s ability to repay the loan underlying the Fund’s investment. Under certain circumstances, payments to the Fund may be reclaimed in a bankruptcy proceeding if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment, which will result in losses to the Fund. If the additional debt obligation of the borrower is secured by collateral and the loan to which the Fund is exposed is unsecured, the borrower may be motivated to repay the secured loan before meeting its obligations under the unsecured loan.
Furthermore, the ability of secured creditors to pursue remedies against the collateral of the borrower may impair the borrower’s ability to repay its unsecured loan, or it may impair the platform’s or servicer’s ability to collect on the loan upon default. The loans in which the Fund invests generally do not include any cross-default provisions. Cross-default provisions render a default on one outstanding debt obligation an automatic default on another debt obligation of the borrower, which permits creditors to react more quickly to take steps to protect their interests. In contrast, the loans in which the Fund invests typically will be placed in default or referred to collection only if there are independent defaults on such loans, irrespective of whether the borrower has defaulted on a different debt obligation. Not only will the Fund not benefit from such protective provisions, the Fund also generally will not be made aware of any additional debt incurred by a borrower or whether such debt is secured or unsecured.
Default rates on loans may be adversely affected by a number of factors outside the Fund’s control, such as economic downturns or general economic or political conditions, including prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the various currencies, energy or gasoline prices, changes in consumer spending, the number of personal bankruptcies, insolvencies, disruptions in the credit markets, the borrower’s personal circumstances, the stigma of personal bankruptcy and other factors. For example, the share of alternative lending-related securities that were placed in forbearance or otherwise modified or that are in default has increased substantially as a result of the economic disruption caused during the height of the COVID‑19 outbreak in the United States and the other countries in which the Fund invests. This has reduced, and may in the future continue to reduce, the principal and interest payments received on such alternative lending-related securities each month. The impact of forbearance or modification on alternative lending-related securities is uncertain; such loans may default at higher rates than they otherwise would have in the absence of the COVID‑19 pandemic, which could adversely affect the Fund’s performance and your investment in the Fund. See “Epidemic and Pandemic Risk.”
The default history for alternative lending borrowing arrangements is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. As described further under “Counterparty Credit Risk,” the credit profile and interest rates available to certain borrowers who seek credit through alternative lending platforms may result in a higher rate of default for alternative lending-related securities as compared with the debt instruments associated with more traditional lending models, such as banks. If the impact of defaults on loans to which the Fund has exposure exceeds the profits on non‑defaulting loans, the Fund will be unable to achieve its investment objective.
The Fund’s investments in equity securities issued by alternative lending platforms themselves (or their affiliates) are also subject to the risk of loss. If a platform or other issuer defaults on its outstanding obligations, the Fund’s equity interest in such issuer may be diminished or extinguished and the Fund can expect to realize on any such investments only to the extent that the issuer’s creditors are made whole and the issuer still has residual profits that would benefit equity holders.
Style Risk. Investing in or having exposure to style premiums involves the risk that the relevant style premium will not provide the return anticipated by the Adviser. Assets that exhibit style premiums, such as value, momentum, or carry, may perform differently from the market as a whole, and there may be periods, including extended periods, during which any particular style premium may underperform the market, lose money, or both, which could cause the Fund to underperform or to lose money. For example;

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Assets with the value style have a low price relative to fundamentals, such as book value in the case of equities. Those fundamentals may deteriorate, or the assets may become further discounted relative to fundamentals, in both cases resulting in potential losses for the Fund.

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Assets with the momentum style have recently increased in value and, therefore, may be overvalued at the time of investment by the Fund. These assets may experience greater volatility than the market as a whole.

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Assets with the carry style are those that currently generate a higher yield than the broader market. These assets may experience price losses or underperform the broader market by more than their yield advantage, which could cause losses for the fund.

Loan Modification Risk. At any time, and particularly during economic downturns or periods of market volatility, the terms of any loan to which the Fund gains exposure, including the interest rate, timing of payments or the overall amount to be repaid, may be modified in the discretion of the loan servicer or by operation of federal, state or local law or regulation in order to provide relief to borrowers experiencing financial hardship. Any such loan modification or forbearance may result in less favorable terms for the Fund and could adversely affect Fund performance by, among other things, postponing the receipt of payments by the Fund or reducing the overall amount to be repaid by the borrower. The servicing entity typically will make all decisions regarding any modification, forbearance or other form of relief that may be provided to a borrower, and the Fund will typically have no ability to set the terms of any loan modification or forbearance or to influence the decision of the servicing entity.
Risk of Unsecured Loans. Many of the Fund’s alternative lending and single family real estate investments are associated with loans that are unsecured obligations of borrowers. This means that they are not secured by any collateral, not insured by any third party, not backed by any governmental authority in any way and, except in the case of certain loans to businesses, not guaranteed by any third party. When a borrower defaults on an unsecured loan, the holder’s only recourse is generally to accelerate the loan and enter into litigation to recover the outstanding principal and interest. There is no assurance that such litigation would result in full repayment of the loan and the costs of such measures may frequently exceed the outstanding unpaid amount of the borrowing. The Fund generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. The Fund typically does not know the identity of borrowers and contracts with the platforms or third-party loan servicers to service the loans and, therefore, does not expect to (and in many cases will have no way to) pursue borrowers that fail to repay principal or interest. In addition, the Fund’s investments in shares, certificates, notes or other securities representing an interest in a special purpose entity organized by an alternative lending platform and the right to receive principal and interest payments due on whole loans or fractions of whole loans owned by such entity are typically unsecured obligations of the issuer. As a result, the Fund generally may not look to the underlying loans to satisfy delinquent payments on such interests, even though payments on such interests depend entirely on payments by underlying borrowers on their loans.
Risk of Inadequate Collateral or Guarantees. Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. It is possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral. There can be no guarantee that the collateral can be liquidated, and any costs associated with such liquidation could reduce or eliminate the amount of funds otherwise available to offset the payments due under the loan. As described further under “Default Risk” and “Risk of Unsecured Loans,” the Fund generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect. To the extent that the loan obligations in which the Fund invests are guaranteed by a third party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower default on its payments. As described under “Default Risk,” the Fund could suffer delays or limitations on its ability to realize the benefits of the collateral to the extent the borrower becomes bankrupt or insolvent. Moreover, the Fund’s security interests may be unperfected for a variety of reasons, including the failure to make a required filing by the servicer and, as a result, the Fund may not have priority over other creditors as it expected.
Epidemic and Pandemic Risk. The impact of COVID‑19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID‑19 outbreak may exacerbate other pre‑existing political, social and economic risks in certain countries or globally. Such impacts present material uncertainty and risk with respect to the Fund’s investment performance and financial results. The impact of COVID‑19 or any future public health crisis may also heighten the other risks disclosed in this prospectus.
Asset-Backed Securities Risk. The Fund’s investments in pass-through certificates, securitization vehicles or other special purpose entities that hold alternative lending-related securities, mortgages, mezzanine debt or mortgage-backed securities (collectively, “asset-backed securities”) may involve risks that differ from or are greater than risks associated with other types of investments. For example, the rate of pre‑payments on underlying assets will affect the price and volatility of an asset-backed security, may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase, and may lower its return. The asset-backed securities in which the Fund invests are also subject to risks associated with their structure and the nature of the underlying assets and the servicing of those assets; for this reason, many of the other risks described herein are relevant to the asset-backed securities to which the Fund has exposure. There is risk that the underlying debt securities will default and that recovery on repossessed collateral might be unavailable or inadequate to support payments on the underlying investments. Payment of interest and repayment of principal on asset-backed securities, as well as the return associated with an equity investment in an asset-backed security, is largely dependent upon the cash flows generated by the underlying loans or other assets backing the securities. For example, the COVID‑19 pandemic has impacted, and may continue to impact, loan repayment and default rates. See “Epidemic and Pandemic Risk.” The risks and returns for investors like the Fund in asset-backed securities depend on the tranche in which the investor holds an interest. The debt tranche(s) are entitled to receive payment before the equity if the cash flow generated by the underlying assets is insufficient to allow the vehicle to make payments on all of the tranches. The debt tranche(s), therefore, may receive higher credit ratings (if rated) and the equity tranche may be considered more speculative. Many asset-backed securities in which the Fund invests may be difficult to value and may be deemed illiquid. Asset-backed securities may have the effect of magnifying the Fund’s exposure to changes in the value of the underlying assets and may also result in increased volatility in the Fund’s NAV. This means the Fund may have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned the underlying asset directly. The value of an investment in the Fund may be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to asset-backed securities. In the event that the market for asset-backed securities experiences high volatility and a lack of liquidity, the value of many asset-backed securities may decline. Any mishandling of related documentation by a servicer may also affect the rights of the security holders in and to the underlying collateral. In addition, when investing in asset-backed securities, the Fund will indirectly bear additional fees and expenses, such as trustee or administrator fees, that it would not bear if it invested directly in the assets underlying the asset-backed securities, which may cause the Fund’s performance to be lower than if it had invested directly in such underlying assets.
With respect to asset-backed securities where the underlying assets are mortgages, mezzanine debt or mortgage-backed securities (“mortgage-backed securities”), rising interest rates generally tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. For example, the COVID‑19 pandemic has impacted, and may continue to impact, the rate of loan modification, forbearance and other forms of relief that may extend the effective duration of a mortgage-backed security. See “Epidemic and Pandemic Risk.” Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.
Floating-Rate Instrument Risks. A significant percentage of the insurance-linked securities in which the Fund invests are variable rate, or floating-rate, event-linked bonds. Floating-rate instruments and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing most event-linked bonds in which the Fund currently intends to invest is typically invested in low‑risk investments, certain SPVs in which the Fund invests may permit investment of collateral in higher risk, higher yielding investments. Thus, the value of collateral, if any, securing the Fund’s investments in event-linked bonds can decline or may be insufficient to meet the issuer’s obligations and the collateral, if repaid to the Fund, may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.
Below-Investment-Grade Securities and Unrated Securities Risk. The Fund has exposure and may, without limitation, continue to have exposure to securities that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below-investment-grade debt securities, which are commonly called “junk bonds,” are rated below BBB‑ by the S&P or Baa3 by Moody’s, or have comparable ratings by another rating organization. For example, the alternative lending-related securities in which the Fund invests (or, in the case of asset-backed securities or mortgage-backed securities, the loans that back them), as well as certain insurance-linked securities in which the Fund invests, typically are not rated by a nationally recognized statistical rating organization. These securities may be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.”
Below-investment-grade investments may be subject to greater risks than other investments, including being subject to greater levels of risk related to changes in interest rates (in the case of debt securities), credit risk (including a greater risk of default) and illiquidity risk. The ability of the issuer to make principal and/or interest payments is predominantly speculative for below-investment-grade investments or unrated investments judged by the Adviser to have a similar quality. The Fund may also have exposure without limit in investments that are unrated and judged by the Adviser to be of below-investment-grade quality.
Analysis of the creditworthiness of issuers of below-investment-grade investments may be more complex than for issuers of higher-quality investments, and the Fund’s ability to achieve its investment objective may, to the extent the Fund has exposure to below-investment-grade investments, be more dependent upon the Portfolio Managers’ or alternative lending platforms’ credit analysis than would be the case if the Fund had exposure to higher-quality investments. The issuers of these investments may be in default or have a currently identifiable vulnerability to default on their payments of principal and/or interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below-investment-grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below-investment-grade investments will fluctuate and may, therefore, cause the Fund’s value to be more volatile. Certain investments of the Fund may be downgraded to below-investment-grade status (or may be judged by the Adviser to be of comparable quality) after the Fund purchases them.
For insurance-linked securities, the rating primarily reflects the rating agency’s calculated probability that a pre‑defined trigger event will occur. Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a triggering event will occur and result in a loss. The rating also reflects the insurance-linked security’s credit risk and the model used to calculate the probability of the trigger event. The rating system for insurance-linked securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops. There is no minimum rating on the instruments in which the Fund may invest. Most rating agencies rely upon one or more of the reports prepared by the following three independent catastrophe-modeling firms: EQECAT, Inc., AIR Worldwide Corporation and Risk Management Solutions, Inc. The Adviser may also rely on reports from one or more of these modeling firms as part of its investment process or may create its own internal risk model for this purpose. Different methodologies are used to evaluate the probability of various types of pre‑defined trigger events. If the reports used by the rating agency are flawed, it may cause a rating agency to assign a rating to an insurance-linked security that is not justified. Therefore, to the extent the Adviser relies on rating agency ratings to select securities for the Fund, the Fund may be exposed to greater risks. Additionally, because there are few major independent catastrophe-modeling firms, the effects of a flawed model or report issued by one or more of such firms will be magnified. In addition, such investments may be subject to greater risks than other investments, including greater levels of risk related to changes in interest rates, credit risk (including a greater risk of default), and illiquidity risk.
Similarly, there is a greater risk of loss associated with alternative lending-related securities and the ability of a borrower to make payments is predominantly speculative for below-investment-grade investments or unrated investments judged by the Adviser to have a similar quality. Borrowers may be in default or have a currently identifiable vulnerability to default on their payments of principal and/or interest or other payments or may otherwise present elements of danger with respect to payments of principal or interest.
Below-investment-grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below-investment-grade investments will fluctuate and may, therefore, cause the Fund’s value to be more volatile. Certain investments of the Fund may be downgraded to below-investment-grade status (or may be judged by the Adviser to be of comparable quality) after the Fund purchases them.
Bitcoin Market and Volatility Risk. Bitcoin has historically exhibited high price volatility relative to more traditional asset classes. For instance, the two largest historical drawdowns were during the period from June 8, 2011 to November 18, 2011 and the period from December 17, 2017 to December 14, 2018, when bitcoin experienced a decline of roughly 93% and 84%, respectively. In addition, the Fund’s performance may be adversely impacted by industry-wide developments beyond its control, including the fallout from the recent insolvency proceedings of digital asset market participants such as digital asset exchange FTX Trading Ltd., et al. (and its affiliated hedge fund Alameda Research LLC), digital asset hedge fund Three Arrows Capital and digital asset lenders Celsius Network LLC, et al., Voyager Digital Ltd., et al. and BlockFi Inc. Although the Fund has no exposure to any of these market participants, the price of bitcoin and therefore the Fund may be negatively impacted by unfavorable investor sentiment resulting from these recent developments in the broader digital asset industry. The value of bitcoin could decline rapidly, including to zero.
Bitcoin Momentum Investing Risk. Momentum investing typically is associated with growth stocks and other assets whose valuation, as determined by the investing public, is impacted by anticipated future appreciation in value. Momentum investing in bitcoin may have contributed, and may continue to contribute, to speculation regarding potential future appreciation in the value of bitcoin, inflating and making these prices more volatile. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation or depreciation in prices, which could adversely affect the price of bitcoin, and, in turn, the performance of the Fund’s bitcoin strategy.
Bubble Risk. Some market observers have asserted that the bitcoin market is experiencing a “bubble” and have predicted that, in time, the value of bitcoin will fall to a fraction of its current value, or even to zero. Bitcoin has not been in existence long enough for market participants to assess these predictions with any precision, but if these observers are even partially correct, bitcoin may turn out to be substantially worthless, which would adversely affect the Fund’s bitcoin strategy.

Risks Related to Derivatives on Bitcoin. When compared to derivatives on other commodities and assets, the prices at which bitcoin derivatives trade have, historically, been more volatile. This volatility may adversely impact the Fund’s returns, particularly where the Fund’s potential losses on a derivative instrument are not limited to its initial premium. Continued volatility may also result in the Fund being required to post comparatively large initial or ongoing margin amounts with counterparties and may require that the Fund post additional margin on short time frames, potentially requiring the Fund to sell other assets at inopportune times and/or to close positions prematurely. In addition, some clearing brokers may pose restrictions on customer trading activity in bitcoin derivatives, such as prohibiting naked shorting or give‑in transactions. As a general matter, derivative instruments referencing bitcoin are limited (e.g., by available Underlying Reference, derivative instrument type and notional size), and as a result the Fund may be unable to efficiently pursue its investment objective. In addition, certain derivative contract markets may impose “circuit breaker” rules or otherwise halt trading in times of high volatility, which may prevent the Fund from executing trades it would otherwise have made and may result in a material adverse effect on the Fund.
Bitcoin Adoption Risk. The further development and acceptance of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. For example, the Bitcoin network faces significant obstacles to increasing the usage of bitcoin without resulting in higher fees or slower transaction settlement times, and attempts to increase the volume of transactions may not be effective. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of bitcoin and therefore cause the Fund’s bitcoin strategy to suffer losses.
The use of bitcoin to, among other things, buy and sell goods and services is part of a new and rapidly evolving industry that employs digital assets based upon computer-generated mathematical and/or cryptographic protocols. Bitcoin is a prominent, but not unique, part of this industry. The growth of this asset class is subject to a high degree of uncertainty. The factors affecting the further development of this industry include:

•	continued worldwide growth or possible cessation or reversal in the adoption and use of bitcoin and other digital assets;

•
government and quasi-government regulation of bitcoin and other digital assets and their use, including taxation of bitcoin transactions, or restrictions on or regulation of access to and operation of the Bitcoin network and other digital asset networks;

•
changes in consumer demographics and public tastes and preferences, including the possibility that market participants or government regulators may come to prefer other digital assets to bitcoin for a variety of reasons, including that such other digital currencies may have features (like less energy-intensive consensus mechanisms) or uses (like the ability to facilitate smart contracts) that bitcoin lacks;

•	the maintenance and development of the open-source software protocol of the Bitcoin network;

•	the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies;

•	the use of the networks supporting digital assets for developing smart contracts and distributed applications;

•	general economic conditions and the regulatory environment relating to digital assets; and

•	negative consumer or public perception of bitcoin specifically and other digital assets generally.
Currently, there is relatively limited use of bitcoin in the retail and commercial marketplace in comparison to relatively extensive use as a store of value, thus contributing to price volatility that could adversely affect the Fund’s bitcoin strategy. Bitcoin is not currently a form of legal tender in the United States and has only recently become selectively accepted as a means of payment for goods and services by some retail and commercial outlets, and the use of bitcoin by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions; process wire transfers to or from bitcoin trading venues, bitcoin-related companies or service providers; or maintain accounts for persons or entities transacting in bitcoin or providing bitcoin-related services. In addition, some taxing jurisdictions, including the U.S., treat the use of bitcoin as a medium of exchange for goods and services to be a taxable sale of bitcoin, which could discourage the use of bitcoin as a medium of exchange, especially for a holder of bitcoin that has appreciated in value. See “Bitcoin Regulatory Risk — Bitcoin Tax Treatment Risk” below.
Conversely, a significant portion of bitcoin’s demand is generated by investors seeking a long-term store of value or speculators seeking to profit from the short- or long-term holding of the asset. Price volatility undermines bitcoin’s role as a medium of exchange, as retailers are much less likely to accept it as a form of payment. Use of bitcoin as a medium of exchange and payment method may always be low. A lack of expansion by bitcoin into retail and commercial markets, or a contraction of such use, may result in damage to the public perception of bitcoin and the utility of bitcoin as a payment system, increased volatility or a reduction in the value of bitcoin, all of which could adversely impact the Fund’s bitcoin strategy. There can be no assurance that such acceptance will grow, or not decline, in the future.
While bitcoin, the first widely used digital asset, and many other digital assets were created and mainly serve as a form of money, digital assets can be used to do more complicated things. Some digital assets were built specifically with more complex use cases in mind. For example, the Ethereum network was designed primarily to facilitate smart contracts, with the digital asset ether serving as the transactional mechanism for many portions of such contracts. Smart contracts are programs that automatically execute on a blockchain, allowing for a myriad of interesting applications to be built. It is possible that market demand for digital assets with use cases beyond serving as a form of money could over time reduce the market demand for bitcoin, which would adversely impact the price of bitcoin and, as a result, an investment in the Fund’s bitcoin strategy. Additionally, certain digital assets use non‑blockchain technologies, like Directed Acyclic Graph data structures, to maintain consensus. To the extent market participants come to prefer these other consensus mechanisms or digital assets that use non‑blockchain technology, the value of bitcoin, and therefore and therefore the Fund’s bitcoin strategy, may be adversely affected.
Bitcoin Scaling Risk. The Bitcoin network, like many digital asset networks, faces significant scaling challenges. As of July 2017, bitcoin could handle, on average, five to seven transactions per second. For several years, participants in the Bitcoin ecosystem debated potential approaches to increasing the average number of transactions per second that the Bitcoin network could handle. As of August 2017, the Bitcoin network was upgraded with a technical feature known as “segregated witness” that, among other things, would potentially approximately double the transactions per second that can be handled on‑chain. More importantly, segregated witness also enables so‑called second layer solutions, such as the Lightning Network or payment channels, that could potentially allow greater transaction throughput.
An increasing number of wallets and digital asset intermediaries, such as exchanges, have begun supporting segregated witness and the Lightning Network, or similar technology. However, the Lightning Network does not yet have material adoption as of January 2022. Additionally, the Lightning Network has not yet seen significant use, and there are open questions about Lightning Network services, such as its cost and who will serve as intermediaries, among other questions. As of December 2022, industry observers gauge the Bitcoin network’s capacity as five to ten transactions per second.
As the use of digital asset networks increases without a corresponding increase in throughput of the networks, average fees and settlement times can increase significantly. Bitcoin’s network has been, at times, at capacity, which has led to increased transaction fees. During the period from January 1, 2018 to December 31, 2022, average bitcoin transaction fees have increased from $0.39 per transaction to $0.83 per transaction, with a high of $62.78 per transaction on April 21, 2021.

Increased fees and decreased settlement speeds could preclude certain use cases for bitcoin (e.g., micropayments), and could reduce demand for and the price of bitcoin, which could adversely impact the Fund’s bitcoin strategy.
There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of transactions in bitcoin will be effective, or how long these mechanisms will take to become effective, which could adversely impact the Fund’s bitcoin strategy.
Miner Collusion Risk. Miners, functioning in their transaction confirmation capacity, collect fees for each transaction they confirm. Miners validate unconfirmed transactions by adding the previously unconfirmed transactions to new blocks in the blockchain. Miners are not forced to confirm any specific transaction, but they are economically incentivized to confirm valid transactions as a means of collecting fees. Miners have historically accepted relatively low transaction confirmation fees. If miners collude in an anticompetitive manner to reject low transaction fees, then bitcoin users could be forced to pay higher fees, thus reducing the attractiveness of the Bitcoin network. Mining occurs globally, and it may be difficult for authorities to apply antitrust regulations across multiple jurisdictions. Any collusion among miners may adversely impact the attractiveness of the Bitcoin network and may adversely impact the Fund’s bitcoin strategy.
Competition from Other Digital Assets Risk. Central banks have introduced digital forms of legal tender (CBDCs). China’s CBDC project, known as Digital Currency Electronic Payment, has reportedly been tested in a live pilot program conducted in multiple cities in China. A 2020 study published by the Bank for International Settlements estimated that at least 36 central banks have published retail or wholesale CBDC work ranging from research to pilot projects. Whether or not they incorporate blockchain or similar technology, CBDCs, as a form of legal tender in the issuing jurisdiction, could have an advantage in competing with, or replace, bitcoin and other digital assets as a medium of exchange or store of value. As a result, the value of bitcoin could decrease, which could adversely affect the Fund’s bitcoin strategy.
Competing digital assets may adversely affect the value of bitcoin and the Fund’s bitcoin strategy.
Promoters of other digital assets claim that those digital assets have solved certain of the purported drawbacks of the Bitcoin network, for example, allowing faster settlement times, reducing mining fees, or reducing electricity usage in connection with mining. If these digital assets are successful, such success could reduce demand for bitcoin and adversely affect the value of bitcoin and the Fund’s bitcoin strategy.
Stablecoin Risk. While the Fund does not invest in stablecoins, it may nonetheless be exposed to the risks that stablecoins pose for the bitcoin market through its exposure to bitcoin. Stablecoins are digital assets designed to have a stable value over time as compared to typically volatile digital assets, and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar. Although the prices of stablecoins are intended to be stable, in many cases their prices fluctuate, sometimes significantly. This volatility has in the past apparently impacted the price of bitcoin. Stablecoins are a relatively new phenomenon and it is impossible to know all of the risks that they could pose to participants in the bitcoin market. In addition, some have argued that some stablecoins, particularly Tether, are improperly issued without sufficient backing in a way that could cause artificial rather than genuine demand for bitcoin, raising its price, and also argue that those associated with certain stablecoins are involved in laundering money. The New York Attorney General filed suit against Tether’s operators and its affiliates in 2019 in connection with some of these allegations. In February 2021, the New York Attorney General entered into a settlement agreement with Tether requiring Tether to, among other things, pay a penalty and discontinue trading activity with any New York person or entity. On October 15, 2021, the CFTC settled similar charges against Tether and required Tether to pay a civil penalty and to cease and desist from any further violations of the CEA and CFTC regulations. Volatility in stablecoins, operational issues with stablecoins (for example, technical issues that prevent settlement), concerns about the sufficiency of any reserves that support stablecoins, or regulatory concerns about stablecoin issuers or intermediaries, such as exchanges, that support stablecoins, could impact individuals’ willingness to trade on trading venues that rely on stablecoins and could impact the price of bitcoin, and in turn, the Fund’s bitcoin strategy.

Open-Source Risk. The Bitcoin network operates based on open-source protocol maintained by a group of core developers. As the Bitcoin network protocol is not sold and its use does not generate revenue for development teams, core developers may not be directly compensated for maintaining and updating the Bitcoin network protocol. Consequently, developers may lack a financial incentive to maintain or develop the network, and the core developers may lack the resources to adequately address emerging issues with the network. There can be no guarantee that developer support will continue or be sufficient in the future. Additionally, some development and developers are funded by companies whose interests may be at odds with other participants in the network or with investors’ interests. To the extent that material issues arise with the Bitcoin network protocol and the core developers and open-source contributors are unable or unwilling to address the issues adequately or in a timely manner, the Bitcoin network and the Fund’s bitcoin strategy may be adversely affected.
Bitcoin Corporate Governance Risk. Governance of decentralized networks, such as the Bitcoin network, is by voluntary consensus and open competition. Bitcoin has no central decision-making body or clear manner in which participants can come to an agreement other than through overwhelming consensus. The lack of clarity on governance may adversely affect bitcoin’s utility and ability to grow and face challenges, both of which may require solutions and a directed effort to overcome problems, especially long-term problems. Recently, a seemingly simple, technical issue has divided the bitcoin community: namely, whether to increase the block size of the blockchain or to implement another change to increase the scalability of bitcoin, known as “segregated witness,” and help it continue to grow. See “Bitcoin Adoption Risk — Risk from Obstacles to Scaling.” Because the resolution of the scaling issue has taken several years, some have referred to it as a “governance crisis” for decentralized assets.
To the extent lack of clarity in corporate governance of bitcoin leads to ineffective decision-making that slows development and growth, the Fund’s bitcoin strategy may be adversely affected.
Insufficient Mining Reward Risk. Miners generate revenue from both newly created bitcoin, known as the “block reward” and from fees taken upon verification of transactions. See “Investment Objective and Principal Investment Strategies — The Bitcoin Network.” If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. If the award of new units of bitcoin for solving blocks declines and/or the difficulty of solving blocks increases, and transaction fees voluntarily paid by participants are not sufficiently high, miners may not have an adequate incentive to continue mining and may cease their mining operations. As of the date of this prospectus, the fixed reward for solving a new block on the Bitcoin network is 6.25 bitcoin per block, which decreased from 12.5 bitcoin in May 2020. It is estimated that it will halve again in about four years after the previous halving. This reduction may result in a reduction in the aggregate hash rate of the Bitcoin network as the incentive for miners decreases. Miners ceasing operations would reduce the collective processing power on the Bitcoin network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make the Bitcoin network more vulnerable to a malicious actor or botnet obtaining sufficient control to alter the blockchain and hinder transactions. Any reduction in confidence in the confirmation process or processing power of the Bitcoin network may adversely affect the Fund’s bitcoin strategy.
Excluded Transactions Risk. To the extent that any miners solve blocks that exclude some or all transactions that have been transmitted to the Bitcoin network, such transactions will not be recorded on the blockchain until another miner solves a block that incorporates those transactions. Some in the bitcoin community have suspected that certain technologies (for example, before segregated witness was activated, ASICBoost), enhance speed and reduce electricity use of mining while reducing the number of transactions that are included in mined blocks on the Bitcoin network. To the extent that more blocks are mined without transactions, transactions will settle more slowly and fees will increase. This could result in a loss of confidence in the Bitcoin network, which could adversely impact an investment in the Fund’s bitcoin strategy.

Blockchain “Fork” Risk. In August 2017, bitcoin “forked” into bitcoin and a new digital asset, bitcoin cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin network can process. Since then, bitcoin has been forked numerous times to launch new digital assets, such as bitcoin gold, bitcoin silver and bitcoin diamond. Additional hard forks of the Bitcoin blockchain could impact demand for bitcoin or other digital assets and could adversely impact the Fund’s bitcoin strategy.
Furthermore, a hard fork can introduce new security risks. For example, when Ethereum and Ethereum Classic split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued trading venues through at least October 2016. An exchange announced in July 2016 that it had lost 40,000 ether from the Ethereum Classic network, which was worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the Bitcoin network, thereby making the network more susceptible to attack.
A fork could also be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Such a fork could adversely affect bitcoin’s viability. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of bitcoin while resisting community‑led efforts to merge the two chains. This would result in a permanent fork, as in the case of Ethereum and Ethereum Classic, as detailed above.
A fork in the Bitcoin network could adversely affect the Fund’s bitcoin strategy. In the event of a hard fork of the Bitcoin network, the Adviser will determine which peer‑to‑peer network, among a group of incompatible forks of the Bitcoin network, is generally accepted as the Bitcoin network and should therefore be considered the appropriate network for purposes of the Fund’s bitcoin strategy. There is no guarantee that the Adviser will choose the digital asset that is ultimately the most valuable fork or that options on futures contracts for the fork chosen by the Adviser will be available to trade, and the Adviser’s decision may adversely affect the value of Fund’s bitcoin strategy as a result.
In addition, as described above, the Fund may invest in other pooled investment vehicles that invest in bitcoin. Any such pooled investment vehicle may determine to disclaim any digital assets created by a fork or an air drop. Although in certain circumstances the managers of such pooled investment vehicles may claim new digital assets created by a fork or air drop and use good faith efforts to make those digital assets available to such pooled investment vehicles, there can be no assurance that they will do so. Even if the manager of such a pooled investment vehicle attempts to claim new digital assets, there can be no assurance that it will be able to gain dominion and control over the new digital asset in a way that is technologically feasible and complies with applicable law and regulation. If a pooled investment vehicle in which the Fund invests is able to gain such dominion and control, there is no assurance that the digital asset will have any material value. Therefore, if a fork of the Bitcoin network results in holders of bitcoin receiving a new digital asset of value, such pooled investment vehicles, and therefore the Fund’s bitcoin strategy, may not participate in that value.
Bitcoin Cybersecurity Risk. If the source code or cryptography underlying bitcoin proves to be flawed or ineffective, malicious actors may be able to steal bitcoin held by others, which could negatively impact the demand for bitcoin and therefore adversely impact the price of bitcoin. In the past, flaws in the source code for bitcoin have been discovered, including those that resulted in the loss of users’ bitcoin. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users and exposed users’ personal information. Discovery of flaws in or exploitations of the source code that allow malicious actors to take or create money in contravention of known network rules have occurred. In addition, the cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to steal bitcoin held by others. This could directly impact pooled investment vehicles that invest in spot bitcoin (e.g., if bitcoin were stolen from such ETFs or vehicles) and could more generally lead to a loss of public confidence in bitcoin, which could lead to a decline in the value of bitcoin and, as a result, adversely impact the Fund’s bitcoin strategy. Even if the affected digital asset is not bitcoin, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively impact the demand for bitcoin and therefore adversely affect the Fund’s bitcoin strategy.
Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of the Bitcoin network, such actor or botnet could alter the blockchain and adversely affect the value of bitcoin, which would adversely affect the Fund’s bitcoin strategy. The Bitcoin network is subject to control by entities that capture a significant amount of the network’s processing power or a significant number of developers or intermediaries important for the operation and maintenance of the Bitcoin network. The Bitcoin network is secured by proof of work and depends on the strength of processing power of participants to protect the network. If a malicious actor or botnet obtains a majority of the processing power dedicated to mining on the Bitcoin network, it may be able to alter the blockchain on which the network and most transactions rely by constructing fraudulent blocks or preventing certain transactions from being completed in a timely manner, or at all. The malicious actor or botnet could control, exclude or modify the ordering of transactions. However, it could not generate new bitcoin units or transactions using such control. The malicious actor could “double-spend” its own bitcoin units (i.e., spend the same units in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that such malicious actor or botnet did not yield its control of the processing power on the Bitcoin network or the network community did not reject the fraudulent blocks as malicious, reversing any changes made to the blockchain may not be possible. Further, a malicious actor or botnet could create a flood of transactions in order to slow down confirmations of transactions on the Bitcoin network.
Recently, some digital asset networks have been subject to malicious activity achieved through control over 50% of the processing power on the network. For example, on May 24, 2018, it was reported that attackers compromised the Bitcoin Gold network in this manner and were successfully able to double-spend units of bitcoin gold in a series of transactions over the course of at least one week and in a total amount of at least $18 million. Other digital assets such as Verge, Monacoin and Electroneum have also recently suffered similar attacks. Although there have been no reports of such activity on the Bitcoin network, certain mining pools may have exceeded the 50% threshold on the Bitcoin network in the past. The possible crossing of the 50% threshold indicates a greater risk that a single mining pool could exert authority over the validation of digital asset transactions, and this risk is heightened if over 50% of the processing power on the Bitcoin network falls within the jurisdiction of a single governmental authority. For example, it is believed that more than 50% of the processing power on the Bitcoin network is now or at one time was located in China. Because the Chinese government has subjected digital assets to heightened levels of scrutiny recently, forcing several digital asset trading venues to shut down, and has reportedly begun to place restrictions on mining activities, there is a risk that the Chinese government could also achieve control over more than 50% of the processing power on the Bitcoin network. To the extent that the Bitcoin ecosystem, including the core developers and the administrators of mining pools, does not act to ensure greater decentralization of mining processing power, the feasibility of a malicious actor obtaining control of the processing power on the Bitcoin network will increase, which may adversely affect the Fund’s bitcoin strategy. See “Bitcoin Regulatory Risk.”
A malicious actor may also obtain control over the Bitcoin network through its influence over core or influential developers. For example, this could allow the malicious actor to stymie legitimate network development efforts or attempt to introduce malicious code to the network under the guise of a software improvement proposal by such a developer. To the extent that the Bitcoin ecosystem fails to attract a significant number of users, the possibility that a malicious actor may be able to obtain control of the processing power on the Bitcoin network in this manner will remain heightened.
By using cancer nodes, a malicious actor can disconnect the target user from the bitcoin economy entirely by refusing to relay any blocks or transactions.

Separate from the cybersecurity risks of the Bitcoin protocol, entities that custody or facilitate the transfers or trading of bitcoin have been frequent and successful targets of cybersecurity attacks, leading to significant theft of bitcoin. See “More Information Regarding Investment Strategies — Additional Information on Bitcoin — Forms of Attack.”
If any of these exploitations or attacks occur, it could result in a loss of public confidence in bitcoin and a decline in the value of bitcoin and, as a result, adversely impact an investment in the Fund’s bitcoin strategy.
Incorrectly Executed Transaction Risk. Bitcoin transactions are not reversible. Once a transaction has been verified and recorded in a block that is added to the Bitcoin blockchain, an incorrect transfer of a digital asset, such as bitcoin, or a theft of bitcoin generally will not be reversible and a pooled investment vehicle in which the Fund invests may not be capable of seeking compensation for any such transfer or theft. To the extent that the relevant pooled investment vehicle is unable to successfully seek redress for such error or theft, such loss could adversely affect an investment in the Fund.
Internet Disruption Risk. Bitcoin is dependent upon the internet. A significant disruption in internet connectivity could disrupt the Bitcoin network’s operations until the disruption is resolved and have an adverse effect on the price of bitcoin. In particular, some variants of digital assets have been subjected to a number of denial‑of‑service attacks, which have led to temporary delays in block creation and in the transfer of the digital assets. While in certain cases in response to an attack, an additional hard fork has been introduced to increase the cost of certain network functions, the relevant network has continued to be the subject of additional attacks. Moreover, it is possible that if bitcoin increases in value, it may become a bigger target for hackers and subject to more frequent hacking and denial‑of‑service attacks.
Bitcoin is also susceptible to border gateway protocol (“BGP”) hijacking. Such an attack can be a very effective way for an attacker to intercept traffic en route to a legitimate destination. BGP hijacking impacts the way different nodes and miners are connected to one another to isolate portions of them from the remainder of the network, which could lead to a risk of the network allowing double-spending and other security issues. If BGP hijacking occurs on the Bitcoin network, participants may lose faith in the security of bitcoin, which could adversely affect bitcoin’s value and consequently the Fund’s bitcoin strategy.
Any future attacks that impact the ability to transfer bitcoin could have a material adverse effect on the price of bitcoin and on the Fund’s bitcoin strategy.
Bitcoin Regulatory Risk. As bitcoin and digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies have been examining the operations of digital asset networks, digital asset users and the digital asset exchange market. Many of these state and federal agencies have brought enforcement actions and issued advisories and rules relating to digital asset markets. Ongoing and future regulatory actions with respect to digital assets generally or any single digital asset in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the bitcoin and/or the ability of the Fund to continue to operate.
FinCEN requires any administrator or exchanger of convertible digital assets to register with FinCEN as a money transmitter and comply with the anti-money laundering regulations applicable to money transmitters. In 2015, FinCEN assessed a $700,000 fine against a sponsor of a digital asset for violating several requirements of the Bank Secrecy Act by acting as a money services business and selling the digital asset without registering with FinCEN, and by failing to implement and maintain an adequate anti-money laundering program. In 2017, FinCEN assessed a $110 million fine against BTC‑e, a now defunct digital asset exchange, for similar violations. The requirement that exchangers that do business in the U.S. register with FinCEN and comply with anti-money laundering regulations may increase the cost of buying and selling bitcoin and therefore may adversely affect the price of bitcoin and the Fund’s bitcoin strategy. In a March 2018 letter from FinCEN’s assistant secretary for legislative affairs to U.S. Senator Ron Wyden, the assistant secretary indicated that under current law both the developers and the exchanges involved in the sale of tokens in an initial coin offering (“ICO”) may be required to register with FinCEN as money transmitters and comply with the anti-money laundering regulations applicable to money transmitters.
The Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury (the “U.S. Treasury Department”) has added digital currency addresses to the list of Specially Designated Nationals whose assets are blocked, and with whom U.S. persons are generally prohibited from dealing. Such actions by OFAC, or by similar organizations in other jurisdictions, may introduce uncertainty in the market as to whether bitcoin that has been associated with such addresses in the past can be easily sold. This “tainted” bitcoin may trade at a substantial discount to untainted bitcoin. Reduced fungibility in the Bitcoin markets may reduce the liquidity of bitcoin and therefore adversely affect their price.
In February 2020, then‑U.S. Treasury Secretary Steven Mnuchin stated digital assets were a “crucial area” on which the U.S. Treasury Department has spent significant time. Secretary Mnuchin announced that the U.S. Treasury Department is preparing significant new regulations governing digital asset activities to address concerns regarding the potential use for facilitating money laundering and other illicit activities. In December 2020, FinCEN, a bureau within the U.S. Treasury Department, proposed a rule that would require financial institutions to submit reports, keep records, and verify the identity of customers for certain transactions to or from so‑called “unhosted” wallets, also commonly referred to as self-hosted wallets. In January 2021, then-U.S. Treasury Secretary nominee Janet Yellen stated her belief that regulators should “look closely at how to encourage the use of digital assets for legitimate activities while curtailing their use for malign and illegal activities.” In November 2022, Secretary Yellen called for “more effective oversight of cryptocurrency markets” following the insolvency of digital asset exchange FTX.
Under regulations from the NYDFS, businesses involved in digital asset business activity for third parties in or involving New York, excluding merchants and consumers, must apply for a license, commonly known as a BitLicense, from the NYDFS and must comply with anti-money laundering, cyber security, consumer protection, and financial and reporting requirements, among others. As an alternative to a BitLicense, a firm can apply for a charter to become a limited purpose trust company under New York law qualified to engage in digital asset business activity. Other states have considered or approved digital asset business activity statutes or rules, passing, for example, regulations or guidance indicating that certain digital asset business activities constitute money transmission requiring licensure.
The inconsistency in applying money transmitting licensure requirements to certain businesses may make it more difficult for these businesses to provide services, which may affect consumer adoption of bitcoin and its price. In an attempt to address these issues, the Uniform Law Commission passed a model law in July 2017, the Uniform Regulation of Virtual Currency Businesses Act, which has many similarities to the BitLicense and features a multistate reciprocity licensure feature, wherein a business licensed in one state could apply for accelerated licensure procedures in other states. However, as of December 31, 2022, the Uniform Law Commission lists only one state, Rhode Island, as having adopted a version of the model legislation.
The transparency of blockchains has in the past facilitated investigations by law enforcement agencies. However, certain privacy-enhancing features have been or are expected to be introduced to a number of digital asset networks, and these features may provide law enforcement agencies with less visibility into transaction histories. Although no regulatory action has been taken to treat privacy-enhancing digital assets differently, this may change in the future.
In addition, a determination that bitcoin is a security under U.S. or foreign law could adversely affect the Fund’s bitcoin strategy.
Risk of Future Regulatory Action. Current and future legislation, Commission and CFTC rulemaking, and other regulatory developments may impact the manner in which bitcoin is treated for classification and clearing purposes. In particular, certain transactions in bitcoin may be deemed to be commodity interests under the U.S. Commodity Exchange Act (the “CEA”) or bitcoin may be classified by the Commission as a “security” under U.S. federal securities laws. Public statements by senior officials at the Commission, including a June 2018 speech by the director of the Commission’s Division of Corporation Finance, as well as a 2019 Commission staff guidance, indicate that such officials do not believe that bitcoin is a security. Such statements are not official policy statements by the Commission and are not binding on the Commission or any other agency or court. If bitcoin is determined to be a “security” under federal or state securities laws by the Commission or any other agency, or in a proceeding in a court of law or otherwise, it may have material adverse consequences for bitcoin as a digital asset. In the face of such developments, the required registrations and compliance steps may result in extraordinary, nonrecurring expenses to any pooled investment vehicles in which the Fund invests that invest in bitcoin. If the manager of such a pooled investment vehicle decides to terminate the vehicle in response to the changed regulatory circumstances, the pooled investment vehicle may be dissolved or liquidated at a time that is disadvantageous to the Fund.
Further, while the Commission has not asserted regulatory authority over bitcoin or trading or ownership of bitcoin, it has commented on bitcoin and bitcoin-related market developments, and in 2021 Commissioner Gensler called for increased investor protections in digital asset markets. For example, in the Commission’s recent review of proposed rule changes to list and trade shares of certain bitcoin-related investment vehicles on public markets, the Commission staff stated that it has significant investor protection concerns regarding the markets for digital assets, including the potential for market manipulation and fraud.
The CFTC has regulatory jurisdiction over the bitcoin derivatives markets. In addition, because the CFTC has determined that bitcoin is a “commodity” under the CEA and the rules thereunder, it has jurisdiction to prosecute fraud and manipulation in the cash, or spot, market for bitcoin. Beyond instances of fraud or manipulation, the CFTC generally does not oversee cash or spot market exchanges or transactions involving bitcoin that do not utilize collateral, leverage, or financing. The National Futures Association (“NFA”) is the self-regulatory agency for the U.S. futures industry, and as such has jurisdiction over bitcoin futures contracts. However, the NFA does not have regulatory oversight authority for the cash or spot market for bitcoin trading or transactions.
Bitcoin and other digital assets currently face an uncertain regulatory landscape in many foreign jurisdictions such as the European Union, China, the United Kingdom, Australia, Russia, Israel, Poland, India and Canada. Cybersecurity attacks by state actors, particularly for the purpose of evading international economic sanctions, are likely to attract additional regulatory scrutiny to the acquisition, ownership, sale and use of digital assets, including bitcoin. The effect of any existing regulation or future regulatory change on pooled investment vehicles in which the Fund invests, or on bitcoin itself, is impossible to predict, but such change could be substantial and adverse to the Fund’s bitcoin strategy. Various foreign jurisdictions have adopted, and may continue to adopt in the near future, laws, regulations or directives that affect bitcoin, particularly with respect to bitcoin exchanges, trading venues and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the bitcoin economy in these jurisdictions as well as in the United States and elsewhere, or otherwise negatively affect the value of bitcoin and, in turn, the performance of the Fund’s bitcoin strategy.
Bitcoin Tax Treatment Risk. Current U.S. Internal Revenue Service (“IRS”) guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off‑blockchain transactions), which could discourage the use of bitcoin as a medium of exchange, especially for a holder of bitcoin that has appreciated in value.
A number of states have issued their own guidance regarding the tax treatment of certain digital assets for state income or sales tax purposes. The New York State Department of Taxation and Finance (“NYSDTF”), for example, has issued guidance regarding the application of state tax law to virtual currency. The agency determined that New York State would follow IRS guidance with respect to the treatment of virtual currency for state income tax purposes. Furthermore, the NYSDTF concluded that virtual currency is a form of “intangible property,” meaning that transactions using virtual currency to purchase goods or services may be subject to state sales tax under barter transaction treatment. Where a state adopts a different treatment, such treatment may have negative consequences for investors in digital assets, including the potential imposition of a greater tax burden on investors in digital assets or the potential imposition of greater costs on the acquisition and disposition of digital assets. In either case, such different tax treatment may potentially have a negative effect on the price of bitcoin and on the Fund’s bitcoin strategy.
Intellectual Property Risk. Third parties may assert intellectual property claims relating to the holding and transfer of bitcoin and its source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in long-term viability or the ability of end‑users to hold and transfer bitcoin may adversely affect the Fund’s bitcoin strategy. Additionally, a meritorious intellectual property claim could prevent end‑users from accessing, holding, or transferring bitcoin, which could force the liquidation of the bitcoin holdings of any pooled investment vehicle in which the Fund invests. As a result, an intellectual property claim against large bitcoin participants could adversely affect the Fund’s bitcoin strategy.
Bitcoin Markets and Service Ecosystems Risk. The markets and service ecosystems for bitcoin are subject to a number of important risks:
Bitcoin Trading Venues Operational Risk. Venues through which bitcoin trades are relatively new. Bitcoin trading venues are generally subject to different regulatory requirements than venues for trading more traditional assets, and may be subject to limited or no regulation, especially outside the U.S. Furthermore, many such trading venues, including exchanges and over‑the‑counter trading venues, do not provide the public with significant information regarding their ownership structure, management teams, corporate practices or regulatory compliance. Bitcoin trading venues may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend withdrawals entirely, rendering the exchange of bitcoin for fiat currency difficult or impossible. Participation in bitcoin trading on some venues requires users to take on credit risk by transferring digital assets from a personal account to a third party’s account, which could discourage trading on those venues.
Over the past several years, a number of bitcoin exchanges have been closed due to fraud, failure or security breaches. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their account balances in such exchanges. For example, in November 2022, digital asset exchange FTX and its subsidiaries, including its affiliated hedge fund Alameda Research LLC, filed for Chapter 11 bankruptcy after FTX was unable to meet customer withdrawal requests. Although the withdrawal demands were primarily in relation to FTX’s native token (FTT) and not bitcoin, the price of bitcoin dropped approximately 17% on the news of FTX’s withdrawal freeze and subsequent bankruptcy, demonstrating its impact across the digital asset industry.
While smaller trading venues are less likely to have the infrastructure and capitalization that make larger trading venues more stable, larger trading venues are more likely to be appealing targets for hackers and “malware” (i.e., software used or programmed by attackers to disrupt computer operation, gather sensitive information or gain access to private computer systems). In 2014, the largest bitcoin exchange at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, valued then at over $450 million.

In January 2015, Bitstamp announced that approximately 19,000 bitcoin had been stolen from its operational or “hot” wallets. In August 2016, it was reported that almost 120,000 bitcoin worth around $78 million were stolen from Bitfinex, a large bitcoin exchange. The value of bitcoin immediately decreased by more than 10% following reports of the theft at Bitfinex. In addition, in December 2017, Yapian, the operator of Seoul-based digital asset exchange Youbit, suspended digital asset trading and filed for bankruptcy following a hack that resulted in a loss of 17% of Yapian’s assets. Following the hack, Youbit users were allowed to withdraw approximately 75% of the digital assets in their exchange accounts, with any potential further distributions to be made following Yapian’s pending bankruptcy proceedings. In January 2018, Japan-based exchange Coincheck reported that over $500 million worth of the digital asset NEM had been lost due to hacking attacks, resulting in significant decreases in the prices of bitcoin, ether and other digital assets as the market grew increasingly concerned about the security of digital assets. Following South Korean-based exchange Coinrail’s announcement in early June 2018 about a hacking incident, the price of bitcoin and ether dropped more than 10%. In September 2018, Japan-based exchange Zaif announced that approximately $60 million worth of digital assets, including bitcoin, was stolen due to hacking activities.
Bitcoin trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers to the same extent that regulated securities exchanges or futures exchanges are required to do so.
Some academics and market observers have put forth evidence to support claims that manipulative trading activity has occurred on certain bitcoin exchanges. For example, in a 2017 paper titled “Price Manipulation in the Bitcoin Ecosystem” sponsored by the Interdisciplinary Cyber Research Center at Tel Aviv University, a group of researchers used publicly available trading data, as well as leaked transaction data from a 2014 Mt. Gox security breach, to identify and analyze the impact of “suspicious trading activity” on Mt. Gox between February and November 2013, which, according to the authors, caused the price of bitcoin to increase from around $150 to more than $1,000 over a two‑month period. In August 2017, it was reported that a trader or group of traders nicknamed “Spoofy” was placing large orders on Bitfinex without actually executing them, presumably in order to influence other investors into buying or selling by creating a false appearance that greater demand existed in the market. In December 2017, an anonymous blogger (publishing under the pseudonym Bitfinex’d) cited publicly available trading data to support his or her claim that a trading bot nicknamed “Picasso” was pursuing a paint‑the‑tape‑style manipulation strategy by buying and selling bitcoin and bitcoin cash between affiliated accounts in order to create the appearance of substantial trading activity and thereby influence the price of such assets.
Furthermore, many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.
Operational problems or failures by bitcoin trading venues and fluctuations in bitcoin prices may reduce confidence in these venues or in bitcoin generally, which could adversely affect the price of bitcoin and therefore adversely affect the Fund’s bitcoin strategy.
Bitcoin Fund Approval Risk. There have been a growing number of attempts to list on national securities exchanges the shares of funds that hold bitcoin. These investment vehicles attempt to provide institutional and retail investors exposure to markets for digital assets including bitcoin and related products. The Commission has repeatedly denied such requests of funds that have attempted to list their shares on exchanges. On January 18, 2018, the Commission’s Division of Investment Management outlined several questions that sponsors would be expected to address before it would consider granting approval for funds holding “substantial amounts” of digital assets or “cryptocurrency-related products.” The questions, which focus on specific requirements of the 1940 Act, generally fall into one of five key areas: valuation, liquidity, custody, arbitrage and potential manipulation. If sponsors of these funds are eventually successful in listing such products, exchange-listed digital asset fund shares would create more opportunities for institutional and retail investors to invest in bitcoin. Alternatively, if exchange-listed digital asset funds continue to be denied Commission approval, increased investment interest by institutional or retail investors could fail to materialize, which could reduce the demand for bitcoin and therefore adversely affect the Fund’s bitcoin strategy.
Political or Economic Crisis Risk. As an alternative to fiat currencies that are backed by central governments, bitcoin is subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of bitcoin, either globally or locally. Large-scale sales of bitcoin would result in a reduction in its price and adversely affect the Fund’s bitcoin strategy.
Large Scale Bitcoin Sale Risk. There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin that is owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has been created to date. There are no regulations in place that would prevent a large holder of bitcoin from selling bitcoin it holds. To the extent such large holders of bitcoin engage in large-scale sales or distributions, either on nonmarket terms or in the ordinary course, it could result in a reduction in the price of bitcoin and adversely affect an investment in the Fund’s bitcoin strategy. For example, in March 2018, it was reported that the trustee overseeing the bankruptcy of the Mt. Gox exchange had sold roughly $400 million worth of bitcoin and bitcoin cash belonging to the Mt. Gox bankruptcy estate. While the trustee has publicly stated that the sale was conducted in a manner that would avoid affecting the market price, others have speculated that corresponding reductions in the trading price of bitcoin were a result of these large sales. A significant quantity of bitcoin and bitcoin cash remain in the Mt. Gox bankruptcy estate, and the process for selling the estate’s remaining bitcoin and bitcoin cash has not yet been determined. Further large-scale sales or distributions, either by the Mt. Gox bankruptcy estate or other entities with substantial holdings, could result in selling pressure that may reduce the price of bitcoin and adversely affect the Fund’s bitcoin strategy.
Bitcoin Futures ETF Risk. The values of bitcoin futures ETFs (and therefore of options on bitcoin futures ETFs) are subject to change as the values of their component assets (i.e., bitcoin futures contracts) fluctuate due to market volatility. Bitcoin futures ETFs may trade in the secondary market at a premium to or discount from their NAVs, and the Fund may purchase or sell shares of bitcoin futures ETFs at prices above or below such NAVs. Because the market price of ETF shares depends in part on the demand in the market for the shares, as well as on the value of the ETF’s component assets, and because the market price of ETF shares is subject to tracking error, the market price of a bitcoin futures ETF may be more volatile than the underlying bitcoin futures contracts in which the bitcoin futures ETF invests. In addition, the Fund may not be able to liquidate bitcoin futures ETF holdings at the time or price desired, which may adversely impact Fund performance. Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell them until trading is resumed. In addition, because bitcoin futures ETFs invest in a portfolio of bitcoin futures contracts, a decline in the price of bitcoin futures contracts could have a greater impact on the bitcoin futures ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Other risks associated with bitcoin futures ETFs include the possibility that under certain circumstances, a bitcoin futures ETF could be terminated. Should termination occur, the bitcoin futures ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about a bitcoin futures ETF or its investments could expose investors in bitcoin futures ETFs to unknown risks.
In addition, futures exchanges may limit the amount of fluctuation permitted in the price of bitcoin futures contracts during a single trading day. Once the daily limit (up or down) has been reached in a bitcoin futures contract subject to the limit, no more trades may be made on that day at a price above or below that limit, which may prevent a bitcoin futures ETF from trading its futures contracts on that day. If a bitcoin futures ETF in which the Fund invests is unable to trade its bitcoin futures contracts, it will be unable to create or redeem shares, and as a result the bitcoin futures ETF’s market price may deviate significantly from its NAV. This could increase the volatility of the market price of the relevant bitcoin futures ETF. If this were to occur at a time that the Fund wished to sell shares of that bitcoin futures ETF, the Fund could incur a loss on such sale or the Fund’s bitcoin strategy could underperform the performance of bitcoin futures contracts generally if the market price of the relevant bitcoin futures ETF is less than its NAV.
Private Fund Risk. The Fund’s investments in private funds that invest in bitcoin are subject to the bitcoin-related risks described herein. In addition, such private funds are subject to risk with respect to the custody of their bitcoin holdings. As an investor in a private fund, the Fund will generally have no right or power to take part in the management of the fund, and no assurance can be given that the fund will be successful in achieving its investment objective. Private funds that invest in bitcoin are generally not registered investment companies under the 1940 Act, the 1933 Act or any state securities laws, and therefore, investors (like the Fund) will not benefit from the same protections and restrictions afforded under such laws. The Fund will also be subject to management fees and other expenses for its investments in private funds. Many such fees and expenses will generally be paid regardless of whether the private fund produces positive investment returns, and if the relevant private fund does not produce significant positive returns, these fees and expenses could cause an investor like the Fund to recover less than its initial investment at the time of the private fund’s dissolution.
Borrowing and Leverage Risk. The Fund may obtain financing to make investments (i.e., to make additional portfolio investments) and may obtain leverage through derivative instruments that afford the Fund economic leverage. The Fund may also borrow to meet redemption requests and to address cash flow timing mismatches. Therefore, the Fund is subject to leverage risk. Leverage magnifies the Fund’s exposure to declines in the value of one or more Underlying References or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to comply with the requirements under Rule 18f‑4.
The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. Borrowing gives rise to interest expense and may require the Fund to pay other fees. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage to the Fund, resulting in a loss to the Fund, even if the rate of return on those assets is positive. The Fund’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain an appropriate line of credit or other borrowing facility. Market conditions may unfavorably impact the Fund’s ability to secure borrowings on favorable or commercially feasible terms.
Counterparty Credit Risk. The insurance-linked securities in which the Fund invests will be subject to credit risk. The principal invested in many insurance-linked securities is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV. In these cases, typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds). However, in certain insurance-linked securities, the collateral account may be invested in high yielding, higher risk securities, which may include securities issued by entities managed by the Adviser. Collateral will generally be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV; therefore, the Fund is dependent upon the manager to invest the collateral account proceeds appropriately. A small portion of the insurance-linked securities in which the Fund invests may, in lieu of such collateral account arrangements, provide for the collateral to be held by the reinsurer. When a collateral account is invested in higher yielding, higher risk securities or when the collateral is held directly by the reinsurer, the Fund will be subject to the risk of non‑payment of scheduled principal and interest on such collateral. Such non‑payments and defaults may reduce the income to the Fund and negatively impact the value of Fund shares.
In addition, alternative lending-related securities in which the Fund may invest may have varying degrees of credit risk and the Fund is not restricted by any borrower credit criteria or credit risk limitation. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded. The obligations of issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally, such as conditions in the alternative lending market. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.
Unlike other debt instruments that are rated by nationally recognized statistical rating organizations, the alternative lending-related securities in which the Fund invests are typically unrated or rated only by the platform. Issuers may evaluate prospective borrowers by looking to a number of factors, including the borrower’s credit history and/or credit score as reported by one or more third-party credit reporting agencies. The Fund relies on the borrower’s credit information, which is provided by the platforms. However, as described under “Default Risk,” such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Certain borrowers may have had credit difficulties in the past. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan.
Although the Fund conducts diligence on the credit scoring methodology used by platforms from which the Fund purchases alternative lending-related securities, the Fund typically does not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased by the Fund, and will not independently diligence or confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. As a result, the Fund may make investments based on outdated, inaccurate or incomplete information. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect pricing data and approval processes and could cause loans or investments to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.
Alternative Lending Platform Risk. As discussed in more detail in “Default Risk” and “Risk of Unsecured Loans,” the Fund receives payments on whole loans or securities representing the right to receive principal and interest payments due on loans only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding payments due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated or sourced, the loan may be unsecured or under-collateralized and/or it may be impracticable or undesirable to commence a legal proceeding against the defaulting borrower.
The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding such underlying loans. Although the Fund conducts diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Fund, which the Fund observes directly as payments are received. Some investors, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.
The Fund relies on the borrower’s credit information, which is provided by the platforms. However, as described under “Default Risk,” such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. Although the Fund conducts diligence on the credit scoring methodology used by platforms from which the Fund purchases alternative lending-related securities, the Fund typically does not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased by the Fund, and does not independently diligence or confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. As a result, the Fund may make investments based on outdated, inaccurate or incomplete information. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.
In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated. Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Fund’s investments. In addition, disruption in the business of a platform (such as the disruption caused by the COVID‑19 pandemic) could limit or eliminate the ability of the Fund to invest in loans originated or sourced by that platform, and therefore the Fund could lose some or all of the benefit of its diligence effort with respect to that platform. In addition, the alternative lending platforms to which the Fund is exposed substantially reduced the number of loans they originated each month in response to early waves of the COVID‑19 crisis. If this decrease in originations (or a similar decrease caused by a future public health or other crisis) resumes, the Fund could face additional competition for access to platforms and alternative lending-related securities, and could be prevented from deploying capital in a timely or efficient manner. This could force the Fund to invest more of its assets in one or more of its other investment strategies, which may result in decreased diversification of the Fund’s investment returns and/or other lower returns than may otherwise be available through investments in alternative lending-related securities. The Fund may also invest in public or private equity securities of alternative lending platforms or enter into other financial transactions, including derivative transactions, to gain exposure to such investments. The performance of equity instruments issued by a platform or derivatives thereon depends on the success of the platform’s business and operations. As described above, the Fund may also invest in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans.
Platforms are for‑profit businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses.
The Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In order to mitigate this risk, the Fund would seek to rely on a backup servicer provided through the platform or through an unaffiliated backup servicer. To the extent that it is not possible to collect on defaulted loans, or to the extent borrowers prepay, a platform that services loans may no longer be able to collect a servicing fee, which would negatively impact its business operations. These or other similar negative events could adversely affect the platforms’ businesses and/or investor participation in a platform’s marketplace and, in turn, the business of the platforms, which creates a risk of loss for the Fund’s investments in securities issued by a platform or derivatives thereon.
Platforms may have a higher risk profile than companies engaged in lines of business with a longer, more established operating history and such investments should be viewed as longer-term investments. Alternative lending is relatively new and alternative lending platforms have relatively limited operating histories. They have met with and will continue to meet with challenges, including navigating evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platforms; effectively maintaining and scaling financial and risk management controls and procedures; maintaining the security of the platform and the confidentiality of the information provided and utilized across the platform; and attracting, integrating and retaining an appropriate number of qualified employees. A platform may enter into various business transactions, including mergers or acquisitions, that could require significant managerial attention, disrupt business and adversely affect its financial results. Platforms are subject to risk of litigation and any such litigation may be costly to defend and distracting to management. If platforms are not successful in addressing these issues, the platforms’ businesses and their results of operations may be harmed, which may reduce the possible available investments for the Fund or negatively impact the value of the Fund’s investments in platforms or in alternative lending-related securities more generally.
Certain platforms may work with banks in order to originate loans to borrowers and may rely on such banks to satisfy certain legal and/or regulatory requirements. If an originating bank suspended, limited or ceased its operations, if the bank’s relationship with the platform were terminated for any reason or if the bank’s ability or willingness to continue to serve this function on the current or equivalent terms were in any way curtailed, the impacted platform would need to negotiate and implement a substantially similar arrangement with another bank, satisfy any regulatory or licensing requirements with respect to the new bank or seek other solutions. There can be no assurances that the platform in this type of situation would not be forced to curtail or suspend its operations. Platforms may have limited or no prior experience with transitioning loan originations to a new funding bank and the process may result in delays in the issuance of loans, a platform’s inability to facilitate loans or other unforeseeable consequences. If a platform is unable to enter in an alternative arrangement with a different funding bank, the platform would need to obtain its own license in order to enable it to originate loans, as well as comply with other laws, which would be costly and time-consuming. In the U.S., this would entail, at minimum, obtaining a license in each state in which the platform operates. Platforms operating in other jurisdictions would be subject to the regulatory requirements of those jurisdictions, which may be burdensome and costly. If a platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. The Fund relies on the continued success of the platforms that facilitate the loans in which the Fund invests. If such platforms were impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments, which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.
Platforms may rely on debt facilities and other forms of borrowing in order to finance many of the borrower loans they facilitate. However, these financing sources may become unavailable after their current maturity dates or the terms may become less favorable to the borrowing platforms. As the volume of loans that a platform facilitates increases, the platform may need to expand its borrowing capacity on its existing debt arrangements or may need to seek new sources of capital. The availability of such financing depends on multiple factors, some of which are outside of the platform’s control. Platforms may also default on or breach their existing debt agreements, which could diminish or eliminate their access to funding at all or on terms acceptable to the platforms. Such events could cause the Fund to incur losses on its investments that are dependent upon the performance of the platforms.
As discussed under “Operational and Technology Risk,” platforms are subject to various risks relating to the extensive use of information technology.
As discussed under “Regulatory Risk,” platforms may also be forced to defend legal action taken by regulators or governmental bodies. Alternative lending is a new industry operating in an evolving legal environment. Platforms may be subject to risk of litigation alleging violations of law and/or regulations, including, for example, consumer protection laws, whether in the U.S. or in foreign jurisdictions. Platforms may be unsuccessful in defending against such lawsuits or other actions and, in addition to the costs incurred in fighting any such actions, platforms may be required to pay money in connection with the judgments, settlements or fines or may be forced to modify the terms of its borrower loans, which could cause the platform to realize a loss or receive a lower return on a loan than originally anticipated. Platforms may also be parties to litigation or other legal action in an attempt to protect or enforce their rights or those of affiliates, including intellectual property rights, and may incur similar costs in connection with any such efforts.
Risk of Securities Issued by Platforms, Their Affiliates or Special Purpose Entities Sponsored by Platforms or Their Affiliates. The Fund’s investments in shares, certificates, notes or other securities issued by a platform, its affiliates or a special purpose entity sponsored by a platform or its affiliates that represent the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans may expose the Fund to the credit risk of the issuer. Generally, such securities are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Fund owns such fractional loans or other securities, the Fund and its custodian generally do not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund is more dependent on the platform for servicing than in the case in which the Fund owns whole loans. Where such interests are secured, the Fund relies on the platform to perfect the Fund’s security interest. In addition, there may be a delay between the time the Fund commits to purchase a security issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such security and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related securities, which will reduce the effective rate of return on the investment. The Fund invests primarily in whole loans, and does not expect to invest a material portion of its portfolio in such fractional loans or other securities.
Servicer Risk. The Fund’s direct and indirect investments in loans originated or sourced by alternative lending platforms are typically serviced by that platform or a third-party servicer. Loan servicing may entail the assessment and/or collection of payments and fees from borrowers, the allocation and payment of such amounts to investors and the execution of collections processes upon nonpayment of borrower loans, which may include referral of overdue loans to collections personnel or outside collection agencies. Fees charged by a loan servicer reduce the returns on the Fund’s investments.
In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be recharacterized as a secured loan from the Fund to the platform, as described more fully (with respect to the potential bankruptcy of a platform) under “Regulatory Risk,” which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. Servicers may be subject to other risks described herein, including “Platform Risk.”
Interest Rate Risk. The values of the Fund’s investments in income-producing alternative lending-related securities (such as whole loans, other debt instruments, preferred securities and convertible securities) and other debt securities change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest. Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. As of the date of this prospectus, the United States is experiencing a rising market interest rate environment, which may result in an adverse effect on prices for debt securities, overall economic activity, the financial condition of borrowers, the supply of alternative lending-related securities and on the management of the Fund.
Prepayment Risk. Borrowers may decide to prepay all or a portion of the remaining principal amount due under a loan at any time, without penalty, unless the underlying loan agreement provides for prepayment penalties. Prepayment reduces the yield to maturity and the average life of a loan or other security. In the event of a prepayment of all or a portion of the remaining unpaid principal amount of a loan to which the Fund has investment exposure, the Fund will receive such prepayment, but further interest will cease to accrue on the prepaid portion of the loan after the date of the prepayment. If the Fund buys a security at a premium, the premium could be lost in the event of a prepayment. In periods of falling interest rates, the rate of prepayments (and price fluctuation) tends to increase as borrowers are incentivized to pay off debt and refinance at new lower rates. Borrowers may also seek to prepay debt obligations in order to refinance at lower interest rates if their credit standing improves such that they are eligible to borrow at a lower interest rate. During such periods, the Fund generally will be forced to reinvest the prepayment proceeds at lower rates of return than the Fund expected to earn on the prepaid assets, provided that the Fund is able to identify suitable reinvestment opportunities, which may adversely impact the Fund’s performance.
Regulatory Risk. The loan industry is highly regulated and the alternative lending-related securities in which the Fund invests are subject to extensive rules and regulations issued by governmental authorities in each of the jurisdictions in which the Fund invests. These authorities also may impose obligations and restrictions on the platforms’ activities or those of other entities involved in the alternative lending process.
The platforms’ failure to comply with the requirements of applicable law may cause, among other things, the platforms to be required to register with or be licensed by governmental authorities and/or the revocation of requisite licenses, the voiding of loan contracts, practice restrictions, impairment of the enforcement of loans or collection of interest, indemnification liability to contract counterparties, class action lawsuits, administrative enforcement actions and/or civil and criminal liability in the relevant jurisdiction. The evolving nature of the platforms’ respective business models may complicate their ability to determine the applicability of, and to effect compliance with, such requirements. Moreover, legal and regulatory requirements and any interpretations of those requirements are subject to periodic changes. Any such change necessitating new significant compliance obligations could have an adverse effect on the platforms’ compliance costs and ability to operate. The platforms could seek to pass through any increase in their costs to their borrowers or investors, such as the Fund, in the form of higher origination or servicing fees.
In connection with the sale and servicing of the whole loans, fractions of whole loans or pools of whole loans, the platforms typically make representations and warranties to investors, such as the Fund, that the loans were originated and are being serviced in accordance with and in compliance with applicable laws (and in some cases specifically with the laws described herein) in all material respects. Despite these representations and warranties, the Fund cannot guarantee that the platforms have been and will continue to be in compliance with all applicable laws. If those representations and warranties were not correct, the platforms could be required to repurchase the loans or indemnify the Fund for losses, but the Fund cannot be certain that the platform would be required and able to repurchase loans or indemnify the Fund for losses in all such cases.
In addition, regulators, enforcement agencies and courts are increasingly considering the role of non‑bank lenders. There is no guarantee that laws and regulations applicable to non‑bank lenders will not change in a manner that adversely affects or restricts the Fund, including the ability of the Fund to acquire loans from platforms, or otherwise restricts or materially increases the cost to the Fund of pursuing potential investment strategies.

Finally, increased reporting, registration, and compliance requirements may divert the attention of personnel and the management team of the Adviser, and may furthermore place the Fund at a competitive disadvantage to the extent that the Adviser or companies in which the Fund invests are required to disclose sensitive business information. The Fund will be required to bear the Fund’s expenses relating to compliance-related matters and regulatory filings, which are likely to be material, including on a cumulative basis over the life of the Fund.
The information below provides additional detail on some of the laws, rules and regulations relevant to the Fund’s investments.
Regulatory Regime in the United States. The platforms may be subject to laws including the following in the United States:

•
federal and state laws and regulations related to disclosures to and consents from borrowers and prospective borrowers and loan terms, credit discrimination, credit reporting, debt servicing and collection and unfair or deceptive business practices;

•	state consumer loan, small loan, loan brokerage, loan servicing, credit services organization and collection agency licensing laws;

•	state usury laws and other laws that restrict the amount of interest or fees that may be charged on loans;

•	state disclosure laws and regulations applicable to small business loans, merchant cash advances and other commercial-purpose financings;

•
the Truth‑in‑Lending Act and Regulation Z promulgated thereunder, and similar state laws, which require certain disclosures to borrowers regarding the terms and conditions of their loans and credit transactions;

•
Section 5 of the Federal Trade Commission Act, and similar state laws, which prohibit unfair and deceptive acts or practices in or affecting commerce, and Section 1031 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which prohibits unfair, deceptive or abusive acts or practices in connection with any consumer financial product or service;

•
The Credit Practices Rules, which (i) prohibit lenders from using certain contract provisions that the Federal Trade Commission (the “FTC”) has found to be unfair; (ii) requires lenders to advise consumers who co‑sign obligations about their potential liability if the primary obligor fails to pay; and (iii) prohibits certain late charges;

•
the Equal Credit Opportunity Act and Regulation B promulgated thereunder, and similar state statutes, which prohibit creditors from discriminating against credit applicants on the basis of race, color, sex, age, religion, national origin, marital status, the fact that all or part of the applicant’s income derives from any public assistance program or the fact that the applicant has in good faith exercised any right under the federal Consumer Credit Protection Act or any applicable state law;

•
the Fair Credit Reporting Act, as amended by the Fair and Accurate Credit Transactions Act, which promotes the accuracy, fairness and privacy of information in the files of consumer reporting agencies;

•
the Fair Debt Collection Practices Act and similar state debt collection laws, which provide guidelines and limitations on the conduct of third-party debt collectors (and some limitations on creditors collecting their own debts) in connection with the collection of consumer debts;

•
the Gramm-Leach-Bliley Act, which includes limitations on financial institutions’ disclosure of nonpublic personal information about a consumer to nonaffiliated third parties, in certain circumstances requires financial institutions to limit the use and further disclosure of nonpublic personal information by nonaffiliated third parties to whom they disclose such information and requires financial institutions to disclose certain privacy policies and practices with respect to information sharing with affiliated and nonaffiliated entities as well as to safeguard personal customer information, and other federal and state or foreign privacy and data security laws and regulations, including the California Consumer Privacy Act (“CCPA”) and similar state laws of broad applicability;

•
the Telephone Consumer Protection Act, which imposes various consumer consent requirements and other restrictions in connection with telemarketing activity and other communication with consumers by phone, fax or text message, and which provides guidelines designed to safeguard consumer privacy in connection with such communications;

•
the Federal Controlling the Assault of Non‑Solicited Pornography and Marketing Act of 2003 and the Telemarketing Sales Rule and analogous state laws, which impose various restrictions on marketing conducted using email, telephone, fax or text message;

•	the Bankruptcy Code, which limits the extent to which creditors may seek to enforce debts against parties who have filed for bankruptcy protection;

•	the Servicemembers Civil Relief Act, which allows military members to suspend or postpone certain civil obligations so that the military member can devote his or her full attention to military duties;

•	the Military Lending Act, which limits the amount of interest and fees that may be charged on loans made to members of the military and provides for other consumer protections;

•
the Electronic Fund Transfer Act and Regulation E promulgated thereunder, which provide disclosure requirements, guidelines and restrictions on the electronic transfer of funds from consumers’ bank accounts;

•
the Electronic Signatures in Global and National Commerce Act and similar state laws, particularly the Uniform Electronic Transactions Act, which authorize the creation of legally binding and enforceable agreements utilizing electronic records and signatures;

•
the regulations promulgated by the Office of Foreign Assets Control under the U.S. Treasury Department related to the administration and enforcement of sanctions against non‑U.S. jurisdictions and persons that threaten U.S. foreign policy and national security goals, primarily to prevent targeted jurisdictions and persons from accessing the U.S. financial system;

•	the Bank Secrecy Act, which relates to compliance with anti-money laundering, customer due diligence and record-keeping policies and procedures; and

•	other federal, state and local laws and regulations.
These rules require extensive disclosure to, and consents from, borrowers and prospective borrowers, prohibit various lending practices such as discrimination and may impose multiple qualification and licensing obligations on platform activities.
The Consumer Financial Protection Bureau (“CFPB”) has broad authority over the U.S. consumer-focused businesses in which certain platforms engage. This includes authority to write regulations under federal consumer financial protection laws, such as the Truth in Lending Act and the Equal Credit Opportunity Act, to supervise and conduct regulatory examinations of banks with more than $10 billion in assets and certain non‑banks, and to enforce federal consumer financial protection laws against market participants, including the platforms. The CFPB is authorized to prevent “unfair, deceptive or abusive acts or practices” through its regulatory, supervisory and enforcement authority. To assist in its enforcement, the CFPB maintains an online complaint system that allows consumers to log complaints with respect to various consumer finance products, including the loans that platforms facilitate. This system could inform future CFPB decisions with respect to its regulatory, enforcement or examination focus. Since March 2016, the CFPB has accepted consumer complaints regarding consumer loans issued by online marketplace platforms, subjecting platforms to the CFPB’s expectation for prompt handling of consumer complaints received through the system and making available to the public non‑personalized information regarding such complaints. Until the CFPB issues a final rulemaking defining which non‑bank larger participants in the consumer lending market will be subject to the CFPB’s supervisory authority, which includes the ability to conduct regulatory examinations, the platforms are only subject to the CFPB’s rulemaking and enforcement authority. In October 2017, the CFPB announced its final rules governing payday, vehicle title, and certain high cost installment loans. The final rules mandate with respect to loans of 45 days or less or longer-term loans with balloon payments that lenders must take reasonable steps to ensure that prospective borrowers have the ability to repay them. In July 2020, the CFPB issued a final rule to rescind the 2017 rule’s mandatory underwriting requirements (i.e., the ability‑to‑repay requirements) and ratify the 2017 rule’s payment provisions that prohibit lenders from making new attempts to debit a borrower’s account after two failed attempts, absent express authorization by the borrower for further withdrawals. The 2017 rule remains subject to pending litigation and enforcement of the remaining provisions of the 2017 rule has been stayed. The future of the payday lending rule remains uncertain as are its implications for some of the loans offered by certain platforms.
Following the presidential election of 2020, the leadership of the CFPB changed with the appointment and confirmation of a new director in October 2021. The new leadership is expected to take a more aggressive approach to consumer protection and increase the level of supervisory and enforcement actions within the consumer finance industry, which could have an adverse impact the on platforms and the Fund. Specifically, the CFPB announced in April 2022 its intention to use its authority to supervise any non‑bank that it determines poses a risk to consumers. Many expect that this authority will be used to conduct examinations of fintech platforms, which could include platforms that sell loans to or service loans for the Fund. The impact of such direct supervision by the CFPB is unknown, but could result in additional scrutiny for platforms, which could have an adverse impact on platforms and the Fund.
Actions by the CFPB could result in requirements to alter or cease offering affected loan products and services, making them less attractive and restricting the platforms’ ability to offer them. Actions by the CFPB or other regulators against the platforms, their originating banks or their competitors that discourage the use of the alternative lending model or suggest to consumers the desirability of other loan products or services could result in reputational harm and a loss of borrowers or investors. The platforms’ compliance costs and litigation exposure could increase materially if the CFPB or other regulators enact new regulations, change regulations that were previously adopted, modify, through supervision or enforcement, past regulatory guidance or interpret existing regulations in a manner different or stricter than previous interpretations. In addition to the CFPB, the FTC can investigate and enforce certain federal consumer protection statutes as well the prohibition on unfair and deceptive acts or practices under Section 5 of the Federal Trade Commission Act. Similarly, state attorneys general have broad powers to investigate and enforce consumer protection statutes, which they have used, and are likely to continue to use, with respect to the activities of certain platforms. Also, the platforms may be subject to regulatory examination or enforcement actions by state authorities, particularly in states where the platforms are licensed. Moreover, platforms that collaborate with a bank to offer loans are subject to the supervisory authority of the bank’s regulator(s).
Different platforms adhere to different business models subject to different regulatory requirements. For example, one platform may operate from a particular state to make loans to small- and mid‑sized businesses across the United States. The platform must comply with that state’s licensing requirements and possible usury limitations, relying on contractual choice of law provisions when lending to borrowers that reside in other states. However, other states could seek to regulate the platform on the basis that loans were made to borrowers located in such other states. Alternatively, plaintiffs or an enforcement agency could assert that the platform’s choice of law was not valid and that the law of the borrower’s state of residency applies to the transaction, particularly if enforcement of the parties’ choice of law is found to be contrary to a fundamental public policy of the borrower’s home state. In either case, loans made in those other states could be subject to the maximum interest rate limits (usury laws), if any, of such jurisdiction, which in turn could limit revenues for the Fund or adversely affect the value of the Fund’s investments. Moreover, it could further subject the platform to such states’ licensing requirements and, potentially, to penalties for having previously conducted business in such states without a license, which could adversely impact the platform or, in some cases, the enforceability of some or all of the terms of loans originated by or through the platform without a license.
Another platform may follow a different model in which some or all loans sourced by the platform are made by a bank. The platform may provide certain services to assist the bank in making the loan, but the loans will be made subject to the bank’s underwriting guidelines, funding for the loans will come from the bank’s own resources and the bank will be the named payee on the loans. As a result, the bank is generally considered to be the “true lender” of the loans originated through the platform. However, if challenged in litigation by a borrower, government enforcement agency or other litigant, a court may instead decide that the platform is the true lender of the loans. Plaintiffs and certain regulators have challenged various bank affiliation and similar arrangements involving a variety of non‑bank partners, often in market segments in which the Fund does not intend to invest, such as payday lending and refund anticipation lending, and recently challenges have been initiated against marketplace lending platforms on similar theories. It is expected that cases raising true lender, usury or licensing questions related to loans made pursuant to arrangements in which platforms affiliate with banks can be expected to arise from time to time and are likely to be dependent on the specific facts and circumstances involved as well as developing judicial interpretations of existing and new laws. Given the fact specific nature of these kinds of cases, courts have recently applied differing interpretations when determining which party is the true lender, with the diverging outcomes of these cases explained in whole or in part by the differing legal standards applied by courts and factual distinctions. The resulting uncertainty may increase the possibility of claims brought against the platforms by borrowers seeking to void their loans or to subject the platforms to increased regulatory scrutiny and enforcement actions. To the extent that the platform or a purchaser of loans is deemed to be the true lender in any jurisdiction instead of the originating bank (whether determined by a regulatory agency at the state or federal level or by a court), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits (usury laws) of such jurisdiction and existing loans may be unenforceable and the platform or purchaser of loans could be subject to additional regulatory requirements in addition to any penalties and fines, which could adversely affect the Fund and the value of its investments. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such platforms to alter or terminate their businesses. In such circumstances, there could be a material adverse effect on the Fund’s ability to pursue its investment strategy as well as enforce remedies it may have against the platforms from which it obtained loans.
Alternative lending platforms may be subject to risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Moreover, many alternative lending-related securities (loans, in particular) are written using standardized documentation. Thus, many borrowers may be similarly situated insofar as the provisions of their contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the platforms and other related entities.
Recent case law raised questions regarding the ability of platforms to charge the same rate as an originating bank after a loan has been sold to the platform by the originating bank and, in turn, sold to subsequent investors, such as the Fund. In 2015, the U.S. Court of Appeals for the Second Circuit issued a significant decision that interpreted the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non‑bank assignee of loans sourced by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although the decision is binding only in Connecticut, New York and Vermont, it may significantly affect non‑bank assignees of loans, including the loan origination practices of certain participants in the alternative lending-related industry. At a minimum, non‑bank assignees/purchasers of bank loans may face uncertainty regarding their ability to rely upon federal preemption of state usury laws in those three states; in addition, a number of alternative lending platforms purchase loans from state-chartered banks promptly after origination and rely upon federal preemption to exempt the loans from state usury caps. Following the Second Circuit’s decision, there have been a number of lawsuits in other parts of the country making similar allegations. In 2020, the Office of the Comptroller of the Currency (“OCC”) and the Federal Deposit Insurance Corporation separately issued final rules to provide that interest rate applicable to a loan originated by a bank on the date the loan was made remains valid when a loan is transferred or sold. Attorneys general in several states have initiated litigation to challenge the agencies’ rules. It is uncertain whether these lawsuits will succeed or whether there may be Congressional action to challenge or repeal the rules. As a result, there remains uncertainty as to whether loans made by an originating bank to borrowers in Connecticut, New York or Vermont will be enforceable on their terms to the extent that the applicable interest rates are in excess of state law limitations. As a result, if the Fund holds these U.S. loans (directly or indirectly) and litigation is brought to challenge their enforceability on similar grounds as the Second Circuit case, the Fund could suffer losses.
In 2020, the OCC issued a final rule to define when a bank is the “true lender” in a transaction, which is of significant relevance to platforms that partner with a national bank. In 2021, Congress passed a resolution under the Congressional Review Act to repeal the OCC’s regulation. Given that the rule was only in place a short time, the Fund cannot predict what impact, if any, its repeal will have on any platforms that partner with a national bank or the loans that such a national bank originates.
In addition, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of an investor to enforce a loan facilitated through an alternative lending platform. If a platform or related entity were to go into bankruptcy or become the subject of an insolvency proceeding, the platform or related entity may stop performing its services with respect to the loans. Any replacement servicer retained for such services may assess higher fees and/or demand additional, less favorable terms with respect to its obligations. The servicer may also have the power, in connection with a bankruptcy or insolvency proceeding and with the approval of the court or the bankruptcy trustee or similar official, to assign its rights and obligations as servicer to a third party without the consent, and even over the objection, of any affected parties. If the servicer is a debtor in bankruptcy or the subject of an insolvency or similar proceeding, this may limit the ability of affected parties to enforce the obligations of the servicer, to collect any amount owing by the servicer or to terminate and replace the servicer. In addition, the sale of whole loans to the Fund may be found by a bankruptcy court not to have been a true sale, but recharacterized as a secured loan from the Fund to the platform. If such a recharacterization occurs, most platform loan purchase agreements provide that the platform grants a security interest to the Fund in the loans subject to the purchase agreement, but the Fund would incur the resulting uncertainty, costs and delays from having its loans deemed part of the bankruptcy estate of the platform, rather than assets owned outright by the Fund. A bankruptcy court may also reduce the monthly payments due under the related contract or loan and/or change the rate of interest and time of repayment of the indebtedness. Borrowers may delay or suspend making payments on loans because of the uncertainties occasioned by the bankruptcy or similar proceeding to which a platform or its related entities are subject, even if the borrowers have no legal right to do so. It is possible that a period of adverse economic conditions resulting in high defaults and delinquencies on alternative lending-related securities will increase the potential bankruptcy risk to platforms and its related entities.
The U.S. presidential election of 2020 resulted in a change of administration that resulted in significant changes in leadership among the federal agencies that regulate consumer credit, including the CFPB, FTC, federal banking agencies and the Department of Justice. Since that time, these agencies have adopted a more aggressive posture toward consumer protection issues. The Fund cannot predict whether these agencies will take any action to adopt new regulations, provide guidance or take supervisory or enforcement actions that will adversely or positively impact the marketplace lending industry or require changes to the business models of platforms that may adversely affect the platforms’ businesses. If a change in the laws or the interpretations of current laws were to occur, certain U.S. platforms could be required to either change the manner in which they conduct certain aspects of their operations or halt certain business operations all together, which could have a material adverse effect on the Fund’s ability to pursue its investment strategy.
In addition, the COVID‑19 pandemic has produced a broad range of emergency legislation, orders, regulations and regulatory guidance that could adversely impact the investments of the Fund. Among other things, some of these regulatory actions restrict the ability of debt collectors, and in some cases creditors, to take actions to collect on loans and other obligations, at least for a period of time during and after a declared state of emergency. In addition, certain platforms may have participated in government sponsored lending programs, such as the Paycheck Protection Program administered by the Small Business Administration. It is unclear whether platforms or other lenders will face enforcement actions or other liabilities as a result of their conduct in participating in such programs.
At any time there may be litigation pending as well as supervisory or enforcement actions taken against banks that issue or originate loans for the platforms. Any such litigation or supervisory or enforcement actions may significantly and adversely impact such banks’ ability to make loans or subject them or the platforms they partner with to fines and penalties, which could consequently have a material adverse effect on the Fund. The platforms could also be forced to comply with the lending laws of all U.S. states, which may not be feasible and could result in platforms ceasing to operate. Any increase in cost or regulatory burden on a platform could have a material adverse effect on the Fund. Specifically, adverse supervisory or enforcement actions by regulatory agencies or rulings by courts in pending and potential future litigation could undermine the basis of platforms’ business models and could result ultimately in a platform or its lender members (investors) being characterized as a lender, which, as a consequence, would mean that additional U.S. consumer protection laws would be applicable to the loans sourced on such platforms, potentially rendering such loans voidable or unenforceable. In addition, a platform or its lender members could be subject to claims by borrowers, as well as enforcement actions by regulators. Even if a platform were not required to cease conducting business with residents of certain states or to change its business practices to comply with applicable laws and regulations, the platform or its lender members could be required to register or obtain and maintain licenses or regulatory approvals in all 50 U.S. states at substantial cost. If a platform were subject to fines, penalties or other regulatory action or ceased to operate, this could have a material adverse effect on the Fund’s ability to pursue its investment strategy.
In addition to laws governing the activities of lenders and servicers, a limited number of states require purchasers of certain loans, primarily consumer loans, to be licensed or registered in order to own the loans or, in certain states, to collect a rate of interest above a specified rate. The Fund intends to obtain licenses if and where required in order to pursue its investment strategy. To the extent the Fund obtains such licenses or is required to comply with related regulatory requirements, the Fund could be subject to increased costs and regulatory oversight by governmental authorities that may have an adverse effect on its results or operations. If the Fund were delayed in obtaining, or were unable to obtain, required licenses in certain states, this could limit its ability to invest in loans to borrowers in those states. If the Fund were to be deemed to have acquired loans without first obtaining a required license, the Fund could be subject to penalties, prohibited or restricted in its ability to enforce loans or collect interest, or subject to other damages, which could have a material adverse effect on the Fund, its investment strategy, and/or results.
Because loans are not ordinarily registered with the Commission or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans in which the Fund invests may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws. In the event certain loans in which the Fund invests are not considered securities, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. The Fund has been advised by the Staff of the Commission that it is the view of the Commission and its Staff that the purchase of whole loans through alternative lending platforms involves the purchase of “securities” under the 1933 Act, issued by the originating platforms, and that the purchase of whole loans by the Fund involves the purchase of securities.
If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, and contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable. This could adversely affect the Fund’s ability to pursue its investment strategy and adversely affect the value of the Fund’s shares.
The U.S. federal Fair Debt Collection Practices Act (“FDCPA”) provides guidelines and limitations on the conduct of third-party debt servicers in connection with the collection of consumer debts. In order to ensure compliance with the FDCPA, U.S. platforms often contract with professional third-party debt collection agencies to engage in debt collection activities with respect to consumer debts. On November 30, 2021, the CFPB’s Regulation F to the FDCPA took effect, imposing additional obligations on third-party debt collectors. These obligations include limits on the method and frequency of communication with debtors and additional requirements to report a debt to a credit bureau. The application of Regulation F could have an adverse effect on U.S. platforms and, therefore, on the Fund as an investor through such platforms. The U.S. federal Fair Credit Reporting Act (“FCRA”) regulates consumer credit reporting. Under the FCRA, liability may be imposed on furnishers of data to credit reporting agencies, such as platforms that service loans for the Fund, to the extent that adverse credit information reported is false or inaccurate.
U.S. federal law provides borrower service members on active military service with rights that may delay or impair a platform’s ability to collect on a loan. The Servicemembers Civil Relief Act (“SCRA”) requires that the interest rate on pre‑existing debts, such as service member loans, be set at no more than 6% while the qualified service member or reservist is on active duty. An investor in an alternative lending-related security that is dependent on the performance of such a loan, such as the Fund, will not receive the difference between 6% and the original stated interest rate for the loan during any such period. This law also permits courts to stay proceedings and execution of judgments against service members and reservists on active duty, which may delay recovery on any loans in default and, accordingly, payments on the instruments that are dependent on these loans. If there are any amounts under such a loan still due and owing to the platform after the final maturity of the instrument that corresponds to the loan, a platform may have no further obligation to make payments on the instrument to the Fund, even if the platform later receives payments after the final maturity of the instrument.
Platforms do not take military service into account in assigning loan grades to borrower service member loan requests. In addition, platforms do not request prospective borrowers to confirm if they are a qualified service member or reservists within the meaning of the SCRA as part of the borrower registration process. As a result, the platform may not always be able to ensure compliance with the requirements of the SCRA as well as the Military Lending Act, which, among other things, limits the cost of credit on a covered loan to 36% per year.
Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by the Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or the Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan.
In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by the Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.
Regulatory Regime in the United Kingdom. The Fund may invest in alternative lending-related securities through platforms domiciled in the UK. Such platforms must be authorized and regulated by the Financial Conduct Authority (“FCA”) in order to engage in the regulated activity of “operating an electronic system in relation to lending.”
The FCA imposes regulatory controls for platform operators, including the application of conduct of business rules (in particular, relating to disclosure and promotions), minimum capital requirements, client money protection rules, dispute resolution rules and a requirement for firms to take reasonable steps to ensure existing loans continue to the administered if the firm goes out of business. These regulations and any further new laws and regulations could have a material adverse effect on UK platforms’ businesses and may result in interruption of operations by such platforms or the passing on of the costs of increased regulatory compliance to investors, such as the Fund, in the form of higher origination or servicing fees.
The Fund may invest in loans that constitute regulated credit agreements (consumer credit loans) under the Financial Services and Markets Act 2000 (“FSMA”). Article 60B of the amended Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 (the “RAO”) provides that the activity of entering into a regulated credit agreement as lender or exercising or having the right to exercise the lender’s rights and duties under such credit agreement requires FCA authorization. However, article 60I of the RAO and paragraph 55 of the schedule to the Financial Services and Markets Act 2000 (Exemption Order) 2001 provide exemptions from authorization to persons who acquire rights under a regulated credit agreements (but who do not make any such loans or extend any new credit), provided that the servicer of such loans is appropriately authorized by the FCA and the relevant service agreement complies with the requirements of the relevant exception being relied on.
The Fund is not authorized by the FCA in respect of consumer credit activities. To the extent that it acquires any loans that are regulated credit agreements under FSMA, the Fund will be required to ensure that a person with the appropriate FCA authorization is engaged to service such regulated credit agreements in accordance with the exemptions from authorization under article 60B and paragraph 55 outlined above. If the FCA were to successfully challenge the Fund’s reliance on this exemption, this could adversely affect the Fund’s ability to invest in consumer loans in the United Kingdom or other alternative lending-related securities relating to such consumer loans, and could subject to the Fund to costs that could adversely affect the results of the Fund.
The future regulatory regime in the United Kingdom is currently uncertain as a result of the United Kingdom’s exit from the European Union on January 31, 2020 (“Brexit”). While an agreement governing post-Brexit trade between the United Kingdom and the European Union was reached in December 2020, significant issues, such as market access for financial firms and applicable data protection standards, remain unsettled, and it is unclear what form a permanent arrangement with respect to such issues may take or what impact it would have on the United Kingdom regulatory regime. The results of Brexit cannot be determined at this time, and any resulting changes in the United Kingdom regulatory regime could have material adverse effects on the Fund and its investments. Brexit may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies, which could adversely affect Fund performance.
Regulatory Regime in Other Jurisdictions. The platforms and their investors may face regulation in the other jurisdictions in which the Fund invests. Many other jurisdictions have regulatory regimes in place to authorize or regulate platforms. If any entity operating a platform through which the Fund invests, or any entity that is the lender under a loan agreement facilitated by that platform, were to lose its license or have its license suspended or revoked, the platform might be forced to cease its operations, which could impair the ability of the Fund to pursue its investment strategy by investing in loans originated by that platform, and could disrupt the servicing and administration of loans to which the Fund has exposure through that platform. Any such disruption could impact the quality of debt collection procedures in relation to those loans and could result in reduced returns to the Fund from those investments. In addition, some jurisdictions may regulate the terms of loans issued through a platform or impose additional requirements on investments in such loans, which could impact the value of alternative lending-related securities purchased from a platform operating in such a jurisdiction or the ability of the Fund to pursue its investment strategy by investing in loans originated by such a platform. New or amended laws or regulations could disrupt the business operations of platforms operating in jurisdictions in which the Fund invests and could result in the platforms passing on of increased regulatory compliance costs to investors, such as the Fund, in the form of higher origination or servicing fees.
In addition, the Fund’s single family real estate investments may be adversely affected by new (or revised) laws or regulations imposed by federal, state or local authorities that affect the properties securing such loans. Real property is subject to governmental authorities at the federal, state and local levels who are actively involved in the promulgation and enforcement of regulations relating to land use and zoning restrictions. Regulations may be promulgated that could have the effect of restricting or curtailing certain uses of existing structures or requiring that such structures be renovated or altered in some fashion. The establishment of such regulations could have the impact of increasing the expenses and lowering the profitability of any of the properties affected thereby. Increased costs resulting from increases in real estate, income or transfer taxes or other governmental requirements generally may not be passed through directly to residents, tenants or lessees, inhibiting the ability of the Fund to recover such costs. In addition, the Fund may be adversely impacted by rent control or rent stabilization laws or other laws regulating housing that could prevent property owners from raising rents sufficiently to offset increases in operating costs or from removing delinquent tenants.
Privacy and Data Security Laws Risk. There has been an increase in legislative and regulatory activity related to privacy and data security issues in recent years. GLBA and other laws limit the disclosure of certain non‑public personal information about a consumer to non‑affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non‑affiliated third parties. Many states and a number of foreign jurisdictions have enacted privacy and data security laws providing consumers with certain rights and requiring safeguards on the privacy and security of consumers’ personally identifiable information. For example, on January 1, 2020, the California Consumer Privacy Act (CCPA) took effect and creates obligations on covered companies to, among other things, disclose certain personal information about California residents with those residents, allow those residents to request that certain personal information be deleted, and allow those residents to opt‑out of the sale of their information. This law and its implementing regulations are evolving and subject to interpretation. Similarly, there are a number of legislative proposals related to privacy and data security in the European Union and the United States, at both the federal and state level. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
The Fund generally does not intend to obtain or hold borrowers’ non‑public personally identifiable information, and the Fund intends to implement procedures designed to prevent the disclosure of non‑public personally identifiable information to the Fund. However, service providers to the Fund, including the Fund’s custodians and the platforms acting as loan servicers for the Fund, may obtain, hold or process such information. While the Fund has adopted policies and procedures regarding the platforms’ and custodian’s protection and use of non‑public personally identifiable information, the Fund cannot guarantee the security of that data and cannot guarantee that service providers have been and will continue to comply with GLBA, CCPA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA, CCPA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. In addition, given that proposed laws and regulations related to privacy and data security are pending in numerous U.S. states and other jurisdictions, the Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.
Risk of Fraud. The Fund may be subject to the risk of fraudulent activity associated with the various parties involved in alternative lending, including the platforms, issuers, banks, borrowers and third parties handling borrower and investor information. Prospective borrowers may materially misrepresent any of the information they provide to the platforms, including their credit history, the existence or value of purported collateral, the purpose of the loan, their occupation or their employment status. Platforms may not verify all of the information provided by prospective borrowers. As discussed under “Counterparty Credit Risk,” the accuracy of a platform’s evaluation of a borrower’s creditworthiness could be significantly impaired if based on flawed information. Except where a platform is required to repurchase loans or securities or indemnify investors, fraud may adversely affect the Fund’s ability to receive the principal and interest payments that it expects to receive on its investments and, therefore, may negatively impact the Fund’s performance. A platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest, as platforms may be obligated to repurchase loans and/or indemnify investors in the case of fraud and may, therefore, have an incentive to deny or fail to investigate properly a claim of fraud. Furthermore, there can be no guarantee that the resources, technologies or fraud prevention measures implemented by a platform will be sufficient to accurately detect and prevent fraud.
The Fund is also subject to the risk of fraudulent activity by a platform or a backup servicer. In the event that a platform or backup servicer engages in fraudulent activity, the pools of loans originated or sourced by the platform or any loans serviced by the platform or backup servicer may be impaired or may not be of the quality that the Fund anticipated, thereby increasing the risk of default in respect of such loans.
Securitization Risk. The Fund seeks to sell certain whole loans, and may sell other alternative lending-related investments, to special purpose entities, sometimes referred to as securitization vehicles, formed by third parties for the purpose of acquiring alternative lending-related investments and issuing securities. The Fund may increase the volume and frequency of its sales as an active and reliable secondary market continues to develop over time, and a material portion of its performance may be dependent on such sales. If the development of this market were to slow, stop or reverse, it may adversely impact the Fund. In connection with the sale or contribution by the Fund of certain of its alternative lending-related investments to any such special purpose entity, the Fund may be required to make certain representations about the alternative lending-related investments sold or contributed to such special purpose entity. The Fund also may be required to indemnify such special purpose entity, or to repurchase the alternative lending-related investments to which such representations relate, to the extent that any such representation is found to have been inaccurate on the date that it was made. In making such representations, the Fund may rely upon certain representations and warranties made to the Fund by the platform from which the Fund originally acquired the relevant alternative lending-related investment. If the Fund relies on any such representations made by a platform, the Fund is expected to have a right of indemnification from, or a right to sell the relevant alternative lending-related investment back to, such platform if such representations by such platform are found to have been inaccurate on the date on which they were made. In the event that the Fund is required to indemnify, or to repurchase alternative lending-related investments from, a special purpose entity as a result of a representation made by the Fund to such special purpose entity, it is expected that the Fund will seek to recoup its losses by exercising its rights to a similar remedy against the platform from which it purchased such alternative lending-related investments. However, it is possible that the Fund will not be able to obtain representations from the relevant platform that back up all representations required to be made by the Fund in connection with a securitization, and the Fund may be unable to recoup some or all of such losses through such arrangements.

Real Estate Investment Risk Generally. The Fund is subject to risks typically associated with real estate, including:

•	changes in global, national, regional or local economic, demographic or capital market conditions;

•	future adverse national real estate trends, including increasing vacancy rates, declining rental rates and general deterioration of market conditions;

•	changes in supply of or demand for similar properties in a given market or metropolitan area, which could result in rising vacancy rates, decreasing market rental rates or loss of property value;

•	the occupancy rate of, and the rental rates charged at, properties and the ability to collect on a timely basis all rent;

•	lack of liquidity inherent in the nature of the assets;

•	increased competition for properties targeted by the Fund’s investment strategy;

•
property location and conditions, property management decisions and property operating costs, including insurance premiums, real estate taxes, maintenance costs and the expense of leasing, renovation or constructions;

•
reliance on tenants, managers and real estate operators that the Fund works with in acquiring and managing assets to operate their businesses in an appropriate manner and in compliance with their contractual arrangements with the Fund;

•
bankruptcies, financial difficulties or defaults by tenants of the properties in which the Fund invests, , real estate operators that the Fund works with in acquiring and managing assets, property managers or any other third party that is involved in the Fund’s operation;

•	increases in interest rates and lack of availability of financing;

•
cost of compliance with applicable federal, state, and local laws and regulations; changes in laws, including laws that increase operating expenses or limit rents that may be charged and changes in state or local zoning laws; changes in governmental rules, regulations and fiscal policies;

•
changes in government rules, regulations and fiscal policies, including increases in property taxes, changes in zoning laws, limitations on rental rates, and increasing costs to comply with environmental laws;

•	bad acts of third parties; and

•	unforeseeable events such as social unrest, civil disturbances, terrorism, earthquakes, hurricanes and other natural disasters.
Many of these factors are beyond the control of the Fund. Any negative changes in these factors could affect the Fund’s performance and its ability to meet its obligations and make distributions to shareholders.
Single Family Rental Market Risk. A portion of the Fund’s portfolio will consist of debt instruments providing exposure to single family rental properties. The Fund’s investment strategy involves sourcing assets through operators that purchase, renovate, maintain, and manage a large number of single family rental properties. Until recently, the single family rental business consisted primarily of private and individual investors in local markets and was managed individually or by small, non‑institutional owners and property managers. Entry into this market by large, well-capitalized investors is a relatively recent trend, so few peer funds or companies exist, and none have yet established long-term track records that might assist the Adviser in predicting whether such business model and investment strategy can be implemented and sustained over an extended period of time. Large, well-capitalized investors also face risks caused by proposed state and federal laws intended to prohibit institutional investors from engaging in the single family rental market. It may be difficult for investors to evaluate the Fund’s potential future performance without the benefit of established long-term track records from companies implementing a similar business model.

Risks of Seasonal Fluctuations in Single Family Rental Demand and Downturns in the Residential Properties Sector. A downturn or slowdown in the rental demand for single family housing caused by adverse economic, regulatory, or environmental conditions, or by seasonal fluctuations in rental demand, may impact the performance of the Fund’s single family real estate investments. In addition to general, regional, national and international economic conditions, the performance of the Fund’s single family real estate investments will be impacted by the economic conditions in the markets where the Fund holds such investments. The Adviser bases a substantial part of its single family real estate investment strategy on the belief that property values and operating fundamentals for single family properties in the markets where the Fund holds assets will improve over the term of the Fund. However, certain of these markets have experienced substantial economic downturns in certain years and could experience similar or worse economic downturns in the future. There is no assurance as to the extent property values and operating fundamentals will improve. If historical economic downturns recur, the value of these assets could decline, which could adversely affect the Fund’s performance and its ability to make distributions to shareholders.
Real Estate Operator Risks. The Fund intends to work with real estate operators that source and manage investments in single family rental properties. When the Fund acquires assets in this manner, the Fund relies on such third party or one or more vendors hired by such party to locate and perform due diligence on, and evaluate the investment characteristics of, such assets. The Fund may have limited knowledge about the assets and is dependent upon the applicable operator for information regarding such assets, especially when the Fund acquires assets in bulk through such operator. Although the Fund conducts diligence on the operators, the Fund may not have the ability to independently verify the information provided by the operators. The Fund may not review the particular characteristics of the assets in which it invests at the time of investment, but rather negotiate the general criteria of the investments before it invests.
In addition, when the Fund purchases debt instruments secured by single family rental properties from an operator or bank originating such instruments, such entity typically continues to service the instruments. In the event that such operator is unable to act as the servicer, there is no assurance that a backup servicer will be able to assume responsibility in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. The Fund faces certain risks arising from the potential for an operator to have financial interests that are not aligned with the Fund’s interests.
A large proportion of the Fund’s single family real estate portfolio may consist of assets obtained from or through a small number of operators, potentially giving the Fund high exposure to the risks associated with those operators. The Fund is not subject to a stated limit on the percentage of its portfolio that it can allocate to assets it obtains from a single real estate operator.
Mortgage Loan Risk. The Fund’s debt investment in single family rental properties will be secured by properties and will be subject to risks of delinquency, loss, taking title to collateral and bankruptcy of the borrower. The ability of a borrower to repay a loan secured by real property is typically dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced or is not increased, depending on the borrower’s business plan, the borrower’s ability to repay the loan may be impaired. If a borrower defaults or declares bankruptcy and the underlying asset value is less than the loan amount, the Fund will suffer a loss. In this manner, real estate values could impact the value of the Fund’s single family real estate debt investment.
In addition, the Fund may invest in mortgage loans that are not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. Full satisfaction of the balloon payment by a borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, as well as other factors such as the value of the property, the level of prevailing mortgage rates, the borrower’s equity in the property and the financial condition and operating history of the property and the borrower. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired.
Mortgage loans are usually non‑recourse in nature. In the event of any default under a mortgage or real estate loan held directly by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or real estate loan, which could have a material adverse effect on the Fund’s profitability. In the event of the bankruptcy of a mortgage or real estate loan borrower, the mortgage or real estate loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage or real estate loan will be subject to the avoidance powers of the bankruptcy director or debtor‑in‑possession to the extent the lien is unenforceable under state law. Additionally, in the event of a default under any senior debt, the junior or subordinate lender generally forecloses on the equity, purchases the senior debt or negotiates a forbearance or restructuring arrangement with the senior lender in order to preserve its collateral.
Subordinated Real Estate Loan Risk. The Fund may acquire or originate subordinated real estate loans secured by single family rental properties, including mezzanine loans in the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning such properties or the entity that owns the interest in the entity owning such properties. These types of investments involve a higher degree of risk than first-lien mortgage loans secured by real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy such loan, the Fund may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, the Fund may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. If a borrower defaults on a loan owned by the Fund or on debt senior to such loan, or in the event of a borrower bankruptcy, such loan will be satisfied only after the senior debt is paid in full. Where debt senior to a loan owned by the Fund exists, the presence of intercreditor arrangements may limit the Fund’s ability to amend loan documents, assign loans, accept prepayments, exercise remedies (through “standstill periods”), and control decisions made in bankruptcy proceedings relating to borrowers.
Correlation Risk. Correlation risk is the risk that the expected correlation of a set of investments may differ from the realized correlation of such investments. If the Fund’s strategies were to be more correlated to each other than expected (i.e., they increase or decrease in value more in tandem than expected), the Fund’s returns could be more volatile than if the strategies were less correlated. Likewise, within a particular investment strategy, if the investments were more correlated than expected, that particular strategy could be more volatile than if the investments were less correlated. This risk may be increased during periods of market stress, such as during economic downturns or disruptions. If the Fund’s strategies were to be highly correlated to each other, especially, during a period of market stress, they could decrease in value at the same time, which could result in increased losses to the Fund.
Illiquidity and Restricted Securities Risk. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. The Fund’s investments in whole loans will generally be treated as illiquid, and certain other of the Fund’s investments may be treated as illiquid.
The Fund may invest at the time of purchase up to 15% of its net assets in illiquid securities. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquid investments may involve greater risk than liquid investments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with redemptions) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.
Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the 1933 Act and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities, and the Fund may incur additional expense when disposing of restricted securities, including costs to register the sale of the securities. This may result in losses to the Fund and investors.
Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, or human error. Pricing of insurance-linked securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur. Even after a natural disaster or other triggering event occurs, the pricing of insurance-linked securities is subject to uncertainty for a period of time until event parameters, ultimate loss amounts and other factors are finalized and communicated to the Fund. The Fund’s investments in insurance-linked securities for which market quotations are not available will be fair valued pursuant to procedures adopted by the Board. Even for insurance-linked securities for which market quotations are generally readily available, upon the occurrence or possible occurrence of a trigger event, and until the completion of the settlement and auditing of applicable loss claims, the Fund’s investment in an insurance-linked security may be priced using fair value methods. Many of the Fund’s insurance-linked securities are priced using fair value methods.
The Fund typically uses a third-party pricing service to value the Fund’s investments in alternative lending-related securities and single family real estate investments, as market quotations generally are not available. The single family real estate investments and alternative lending-related securities may also be valued pursuant to procedures adopted by the Board.
Portfolio securities that are valued using techniques other than market quotations, including fair valued securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, shareholders could lose money upon redemption or could pay too much for shares purchased.
Debt Investing Risk. The Fund may have exposure to debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade or, if unrated, determined by the Adviser to be of comparable quality. The Fund has no limits as to the maturity of debt securities in which the Fund invests directly or indirectly or as to the market capitalization range of the issuers. The Fund does not have investment policies establishing specific maturity ranges for its investments, and it may be within any maturity range (short, medium or long) depending on the Adviser’s evaluation of investment opportunities available within the debt securities markets.
The values of debt securities to which the Fund is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero‑coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. See “Interest Rate Risk” above.
In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.
Subsidiaries Risk. By investing through the Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The investments that may be held by the Subsidiaries are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiaries are not registered as investment companies under the 1940 Act and are not subject to all of the investor protections of the 1940 Act, although the Subsidiaries are managed pursuant to the compliance policies and procedures of the Fund applicable to them. Changes in the laws of the United States, the Cayman Islands and/or other non‑U.S. jurisdictions could result in the inability of the Fund and/or the Subsidiaries to operate as described in this prospectus and could adversely affect the Fund.
Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations which differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.
The U.S. Treasury Department placed Fannie Mae and Freddie Mac into conservatorship in September 2008. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will continue to support these or other government-sponsored entities in the future. Further, the benefits of any such government support may extend only to the holders of certain classes of an issuer’s securities.
Foreign Investing Risk. Investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. The Fund’s exposure to foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s indirect and direct investments in foreign securities (see “Currency Risk” above). The Fund may not be able to pass through to its shareholders foreign income tax credits in respect of a portion of or all foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, the holder of such securities may have limited recourse available to it. The laws of some foreign countries may limit the Fund’s ability to gain exposure to securities of certain issuers located in those countries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in foreign countries. There may be less publicly available information about a foreign company than there is regarding a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes exposure to securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities. Investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that obtains exposure exclusively in securities of U.S. issuers.
The Fund may invest in insurance-linked securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of insurance-linked security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in foreign (non‑U.S.) entities. Accordingly, the Fund may invest without limitation in securities issued by foreign entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by foreign insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example, due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments in event-linked bonds and Quota Share Notes provide the Fund with contractual rights under the terms of the issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a foreign issuer, there may be certain additional risks associated with foreign issuers. For example, foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities. See “Currency Risk” above. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the U.S., which could affect the liquidity of the Fund’s assets.
In addition, the Fund may invest in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which the Fund may invest and it may be difficult for the servicer to pursue borrowers who borrow through foreign platforms. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund’s investments in foreign securities may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.
The Fund’s exposure to alternative lending-related securities issued by foreign issuers may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. As described further under “Currency Risk,” fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in alternative lending-related securities of foreign issuers. The Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.
Management and Operational Risk; Cyber-Security Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser, may choose to hedge or not to hedge positions at disadvantageous times and may fail to use derivatives effectively.
Any imperfections, errors, or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security.
The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions, and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses.
The Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or Fund assets, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. With the increased use of technology, mobile device and cloud-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, ransomware, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Fund, the Adviser, or the custodian, transfer agent, or other third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, interfere with quantitative models, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber-security risks are also present for issuers of securities in which the Fund invests or such issuers’ counterparties, which could result in material adverse consequences for such issuers and could cause the Fund’s investment in such securities to lose value. While the Adviser has established business continuity plans and systems that it believes are reasonably designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been, or cannot be, identified. Service providers may have limited indemnification obligations to the Adviser or the Fund, each of whom could be negatively impacted as a result.
Alternative Lending Platform Operational and Technology Risk. Alternative lending-related securities are typically originated and/or documented in electronic form and there are ordinarily no tangible written documents evidencing such loans or any payments owed thereon. In addition, the Fund depends on electronic systems maintained by the custodian and the alternative lending platforms or their affiliates to maintain records, evidence ownership of the Fund’s investments, appropriately safeguard such investments and to service and administer such investments, which means the Fund is vulnerable to the risks associated with such electronic systems, including, among others: power loss, computer systems failures and internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters.
In addition, alternative lending platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Such software may contain errors or flaws. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which a platform relies may result in a negative experience for borrowers who use the platform, delay introductions of new features or enhancements, result in errors or compromise the platform’s ability to protect borrower or investor data or its own intellectual property. Any errors, flaws or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the loans associated with the platform. The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business.
In addition, despite any security measures established to safeguard the information in these systems, the highly automated nature of a platform or other service provider involved in the alternative lending process may make it an attractive target and potentially more vulnerable to cyber attacks, computer viruses, physical or electronic break‑ins, employee error, malfeasance and similar disruptions, which could negatively affect the Fund. If a platform or other service provider were unable to prevent such malicious activity, the breach could compromise the systems and result in the theft, loss or public dissemination of the information stored therein. As a result, the platform or other service provider could suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage and the platform’s or other service provider’s ability to fulfill its servicing or other obligations would be adversely affected, which may adversely affect the Fund. Because techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, the platforms or other service providers may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, certain legal or regulatory provisions may require companies to notify individuals of data security breaches involving their personal data. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in software are exposed and exploited, relationships with borrowers and investors could be severely damaged. Any failure of the systems technology on which the Fund relies or other similar issues could have a material adverse effect on the ability of the Fund to acquire, monitor or otherwise transact in alternative lending-related securities and, therefore, may impact the performance of the Fund.
A platform may rely on data centers or third-party service providers or vendors to deliver its services. Any disruption of the businesses of such third parties, which may be subject to all of the foregoing risks, could similarly impede the platform’s business and operations or could interrupt or delay a platform’s ability to deliver on its obligations.

These potential risks may cause a decrease in the amount of loans acquired by the platforms, which may directly affect the Fund and its ability to achieve its investment objective. The potential for security breaches may also adversely affect the Fund due to its reputational impact on the platforms and wider effect on the alternative lending industry as a whole. Any of the foregoing failures or disruptions could have a material adverse effect on the performance of the Fund.
Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. Under certain circumstances, the Fund could experience a loss when selling portfolio securities to meet redemption requests, including in the event of (i) significant redemption activity by shareholders, including when a single investor or a few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the Fund’s inability to sell certain portfolio securities because such securities are illiquid. In such circumstances, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Tax Risk. The Fund currently intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax‑exempt income and net long-term capital gains, would be taxable to shareholders as dividends.
Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.
Subordinated Securities Risk. Certain SPVs in which the Fund invests may issue multiple tranches of interests to investors. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non‑subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.
Cash Management and Temporary Defensive and Interim Investments Risk. For cash management or temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund invests in these securities, it might not achieve its investment objective. The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund will be subject to risk with respect to the depository institution holding the cash. To the extent the Fund makes temporary or defensive investments in cash or cash equivalents, it might not achieve its investment objective.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. The Fund’s expense limitation agreement, which generally remains in effect for a period of one year, mitigates this risk. However, there is no assurance that the Adviser will renew such expense limitation agreement from year‑to‑year.
The Fund invests in the Reinsurance Fund and may invest in private funds that provide exposure to bitcoin or bitcoin futures contracts. As an investor in such a fund, the Fund will be subject to its ratable share of that fund’s expenses, including its advisory and administration expenses. In addition, the Fund invests in pass-through certificates and other asset-backed securities which subject the Fund to additional fees and expenses, such as trustee or administrator fees, that it would not have borne if it had invested directly in the assets underlying the asset-backed securities. These additional fees and expenses may cause the Fund’s returns to be lower than if the Fund had invested directly in such underlying assets.
Investing in Other Investment Companies Risk. Investing in other investment companies (including money market funds) subjects the Fund to the risks of investing in the underlying securities or assets held by those investment companies. As described under “Expense Risk” above, when investing in another investment company, the Fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses.
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information. The holdings of the Fund are disclosed quarterly in filings with the Commission on Form N‑PORT as of the end of the first and third quarters of the Fund’s fiscal year and on Form N‑CSR as of the second and fourth quarters of the Fund’s fiscal year. The Fund’s fiscal year ends on October 31. You can find the Commission filings on the Commission’s website, www.sec.gov.
MANAGEMENT AND ORGANIZATION
Investment Adviser
Stone Ridge is the Fund’s investment adviser. The Adviser was organized as a Delaware limited liability company in 2012. Its primary place of business is at One Vanderbilt Avenue, 65th Floor, New York, NY 10017. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund. As of December 31, 2022, the Adviser’s assets under management were approximately $18 billion.
In return for providing management services to the Fund, the Fund pays the Adviser an annual fee at a rate of (i) 0.00% on assets that are invested in a fund advised by the Adviser and (ii) 1.50% on all other Fund assets. This fee may be reduced as a result of the contractual expense limitation agreement discussed in “Fees and Expenses” above.
A discussion regarding the basis of the Board’s approval of the investment advisory contract between Stone Ridge Trust, on behalf of the Fund, and the Adviser is available in the Fund’s annual report for the period ended October 31, 2022.
Portfolio Managers
Daniel Cook, Paul Germain, Eric Hsu, Benjamin Robbins, Li Song and Allen Steere are the Portfolio Managers of the Fund. Mr. Germain, Mr. Robbins and Mr. Song have been Portfolio Managers since the Fund’s inception. Mr. Cook, Mr. Hsu and Mr. Steere have been Portfolio Managers since 2021. Each of the Portfolio Managers other than Mr. Hsu is also a portfolio manager of other investment companies advised by the Adviser.

Daniel Cook. Daniel Cook, Portfolio Manager of the Fund, is responsible for the day‑to‑day management of the Fund and its investments jointly with Mr. Germain, Mr. Hsu, Mr. Robbins, Mr. Song and Mr. Steere. Prior to joining Stone Ridge in 2016, Mr. Cook was the Head of Structuring for Prime Solutions and Financing at BNP Paribas, where he worked from 2008 to 2016. Mr. Cook received his MBA from MIT (Sloan) and his BBA from the University of Michigan (Ross School of Business).
Paul Germain. Paul Germain, Portfolio Manager of the Fund, is responsible for the day‑to‑day management of the Fund and its investments jointly with Mr. Cook, Mr. Hsu, Mr. Robbins, Mr. Song and Mr. Steere. Prior to joining Stone Ridge in 2015, Mr. Germain was the Global Head of Prime Services at Credit Suisse, where he worked from 2010 to 2015. Mr. Germain received his MBA from Harvard Business School and his BSE in Management from University of Pennsylvania (Wharton).
Eric Hsu. Eric Hsu, Portfolio Manager of the Fund, is responsible for the day‑to‑day management of the Fund and its investments jointly with Mr. Cook, Mr. Germain, Mr. Robbins, Mr. Song and Mr. Steere. Prior to joining Stone Ridge in 2017, Mr. Hsu worked at Goldman Sachs as a structurer in the Investment Banking Structured Finance Group from 2013 to 2017. Mr. Hsu received his BSE degree, summa cum laude, in Operations Research and Financial Engineering from Princeton University.
Benjamin Robbins. Benjamin Robbins, Portfolio Manager of the Fund, is responsible for the day‑to‑day management of the Fund and its investments jointly with Mr. Cook, Mr. Germain, Mr. Hsu, Mr. Song and Mr. Steere. Prior to joining Stone Ridge in 2014, Mr. Robbins was a Director at Deutsche Bank, where he worked from 2006 to 2014 and managed a trading book of insurance-linked securities. Mr. Robbins holds a BA, magna cum laude, in Physics from Harvard University and is a CFA charterholder.
Li Song. Li Song, Portfolio Manager of the Fund, is responsible for the day‑to‑day management of the Fund and its investments jointly with Mr. Cook, Mr. Germain, Mr. Hsu, Mr. Robbins and Mr. Steere. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options, and credit products. Mr. Song received his PhD, M.Phil., and M.A. in Statistics from Columbia University and his B.S. in Mathematics at the University of Science and Technology of China.
Allen Steere. Allen Steere, Portfolio Manager of the Fund, is responsible for the day‑to‑day management of the Fund and its investments jointly with Mr. Cook, Mr. Germain, Mr. Hsu, Mr. Robbins and Mr. Song. Prior to joining Stone Ridge in 2015, Mr. Steere was a single stock equity derivatives trader at BNP Paribas from 2009 to 2015. Mr. Steere received his BS in Psychology from Ohio Wesleyan University and is a CFA charterholder.
Additional Information Regarding the Adviser and Portfolio Managers
The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609‑3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.
Distributor, Administrator and Transfer Agent
ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 is the Fund’s distributor (the “Distributor”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Fund’s transfer agent (the “Transfer Agent”), administrator (the “Administrator”) and accounting agent. The Adviser pays fees to the Distributor as compensation for the services it renders. The Fund compensates the Transfer Agent for its services.

SHAREHOLDER INFORMATION
Fund Closings
The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re‑open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During any time the Fund is closed to new investments, Fund shareholders will continue to be able to redeem their shares, as described below.
How Fund Share Prices Are Calculated
The NAV per share of the Fund’s Class I shares and Class J shares is determined by dividing the total value of the applicable class’s proportionate interest in the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends) allocable to that class, by the total number of shares of that class outstanding. While the assets of each of Class I shares and Class J shares are invested in a single portfolio of securities, the NAV of each respective Class will differ because each of Class I shares and Class J shares have different expenses. The Fund’s shares are typically valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. Current NAVs per share of the Fund’s classes may be obtained by contacting the Transfer Agent by telephone at (855) 609‑3680.
In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.
The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established a Valuation Committee (the “Board Valuation Committee”), which has designated the Adviser to serve as “valuation designee” in accordance with Rule 2a‑5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair value determinations relating to all investments held by the Fund (as needed), periodically assessing and managing any valuation risks and establishing and applying fair value methodologies, subject to the oversight of the Board Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair value determinations.
Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:
With respect to pricing of insurance-linked securities for which at least one designated independent broker provides a price, that price (or, if multiple designated independent brokers provide a price, the average of such prices) will be used to value the security. The Funds typically utilize an independent data delivery vendor to obtain the prices, average them and communicate the resulting value to the Administrator. If no designated independent broker provides a price for the security in question, the Adviser Valuation Committee will generally utilize prices provided by one or more other brokers that the Adviser has approved to value the security. For certain securities, an administrator or third-party

[1]
The NYSE is generally open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

manager may regularly provide net asset values that may be used to determine the price at which an investor can subscribe for or redeem an investment in that security, subject to any relevant restrictions on the timing of such subscriptions or redemptions. The Adviser Valuation Committee will generally rely upon such valuations, with any necessary adjustment to reflect relevant corporate actions (e.g., dividends paid but not yet reflected in the reported net asset value).
The Fund’s holdings in whole loans, securitizations and certain other types of alternative lending-related securities, and the Fund’s holdings in mortgage loans, mezzanine loans and certain other types of single family real estate debt investments, are typically fair valued based on prices provided by a third-party pricing service. Each loan and fractional loan is fair valued using inputs that take into account individual borrower-level data (e.g., payment history) that is updated periodically to reflect new information regarding the borrower or loan.
Non‑prime money market funds and cash sweep programs are generally valued at amortized cost.
Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.
For investments in investment companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the NAV per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
The Fund’s holdings in private funds are fair valued based on valuations of the Fund’s interests in such private funds provided by the managers of such private funds or their agents. Valuations will be provided to the Fund on a monthly or quarterly basis based on the interim unaudited financial statements of such private funds, and, therefore, will be estimates subject to adjustment (upward or downward) upon the completion of the audit of such financial statements and may fluctuate as a result. The Fund will perform an independent review of such valuations and will consider all relevant information, including the reliability of the pricing information provided by the managers of the private funds. The Fund may conclude, in certain circumstances, that the valuation provided by the manager of a private fund is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund may value its interests in the private fund at a discount or a premium to the valuation it receives from the private fund. Additionally, between the monthly or quarterly dates on which such private fund provides a net asset value, the valuation of the Fund’s interest in such private fund may be adjusted more frequently based on the estimated total return that such private fund will generate during such period and other general market or private fund -specific changes the Adviser is aware of. At the end of the month or quarter, as applicable, each private investment private fund’s net asset value is adjusted based on the actual income and appreciation or depreciation realized by such private fund when the monthly or quarterly valuations and income are reported.
Equity securities (other than insurance-linked securities and equity securities of private funds that are valued pursuant to the valuation methods described above) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE.
Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non‑exchange traded derivatives, including OTC options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).
Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be fair valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.
Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
INVESTING IN THE FUND
The Fund offers two classes of shares — Class I shares and Class J shares. This prospectus describes the Class I shares and Class J shares of the Fund.
Eligibility to Buy Class I and Class J Shares
Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. The Fund reserves the right to refuse any request to purchase shares. Each Class of shares is subject to the investment minimums described below. In addition, Class I shares are generally only made available through platforms maintained by financial intermediaries that charge transaction fees to shareholders, and Class J shares are generally only made available through platforms maintained by financial intermediaries that do not charge transaction fees to shareholders. The imposition of and the amount of any such transaction fees is determined in the sole discretion of the relevant financial intermediary and may vary among financial intermediaries. Financial intermediaries typically charge higher fees to the Fund or the relevant class of the Fund when shares are made available through a platform that does not impose transaction fees on shareholders. As discussed further under “Distribution and Servicing Arrangements” below, any such fees, regardless of whether they are charged on a per transaction basis or otherwise, relate to a variety of services provided to shareholders by the financial intermediaries, including personal and account maintenance services, sub‑transfer agency services and custodial services, and may vary among financial intermediaries.
Investment Minimums
The minimum initial investment for each of Class I and Class J shares is $500,000.

These minimums may be waived or reduced in certain circumstances, and they may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments. All share purchases are subject to approval of the Adviser.
Other Policies
No Certificates
The issuance of shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.
Involuntary Redemptions
The Fund reserves the right to redeem an account if the value of the shares in the Fund is $1,000 or less for any reason, including market fluctuation. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.
In addition, the Fund reserves the right under certain circumstances to redeem all or a portion of an account, without consent of or other action by the shareholder. The Fund may exercise this right, for example, if a shareholder invests in a share class for which the shareholder was not eligible at the time of investment.
HOW TO BUY CLASS I AND CLASS J SHARES
How to Buy Shares
The Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of the Fund. These intermediaries may be authorized to designate other intermediaries to receive orders on the Fund’s behalf. The Fund is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary, or if applicable, an intermediary’s authorized designee, receives the order in good order. Investors who invest in the Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.
Investors may purchase the Fund’s Class I shares and Class J shares directly from the Transfer Agent by calling (855) 609‑3680.
All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares. Purchase through a financial intermediary does not affect these eligibility requirements or those set out above in “Investing in the Fund.”
A purchase of the Fund’s Class I shares and Class J shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase, exchange or redemption order is in “good order” when the Fund, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the

Adviser. Once the Fund (or one of its authorized agents, described above) accepts a purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. The Fund reserves the right to cancel any purchase or exchange order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.
Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.
At the discretion of the Adviser, shares of the Fund may be purchased in exchange for securities that are eligible for acquisition by the Fund or otherwise represented in its portfolio as described in this prospectus or as otherwise consistent with the Trust’s policies or procedures or in exchange for local currencies in which securities owned by the Fund are denominated or traded. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “How Fund Share Prices are Calculated” at the time of the next determination of NAV after such acceptance. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and, if received by the investor, must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares with local currencies should first contact the Adviser.
The Fund will not accept securities in exchange for shares unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Fund; (2) current market values are available for such securities based on the Trust’s valuation procedures; and (3) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, under the laws of the country in which the principal market for such securities exists or otherwise.
Investors who are subject to federal taxation generally will realize gain or loss for federal income tax purposes upon the exchange. The amount of such gain or loss depends upon the difference between the value of Fund shares received and the tax basis of the securities or local currency the Fund accepted in exchange.
Investors interested in such exchanges should contact the Adviser.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of Stone Ridge Trust’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.
If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund also reserves the right to close the account within 5 business days if clarifying information/documentation is not received. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

The Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
HOW TO REDEEM CLASS I AND CLASS J SHARES
Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. The Fund is deemed to have received a redemption order when the Transfer Agent, the Distributor, an authorized intermediary, or if applicable, an intermediary’s authorized designee, receives the redemption order in good order. Investors holding Fund shares directly through the Transfer Agent who desire to redeem shares of the Fund must first contact the Adviser at (855) 609‑3680. Once notification has occurred, the investor will be directed to the Transfer Agent to complete the sale transaction. A redemption of the Fund’s shares will be made at the NAV per share next determined following receipt of a written redemption order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee.
The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “How to Buy Class I Shares and Class J Shares” above. Certificates for shares are not issued.
Payments of Redemption Proceeds
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Fund may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the Commission orders the Fund to suspend redemptions or delay payment of redemption proceeds.
At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 7 days or more. The Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Although the Fund generally intends to pay cash for all shares redeemed using cash held by the Fund or generated by the Fund through selling cash equivalents, selling investments, or using overdraft provisions or lines of credit, the Fund reserves the right, under certain circumstances (such as stressed market conditions), to make a redemption payment, in whole or in part, in portfolio securities that have a market value at the time of redemption equal to the redemption price. In cases where the Fund uses assets other than cash for redemption payments, the value of the non‑cash assets is determined as of the redemption date; consequently, as a result of changes in market prices, the value of those assets when received by the redeeming shareholder may be lower or higher than their value as of the redemption date. Investors may incur brokerage charges or other transaction costs selling securities that were received in payment of redemptions.
You can arrange for cash proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Fund prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Fund reserves the right to terminate the wire redemption privilege. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a signature guarantee to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or contact your financial intermediary.

Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program, but not from a notary public.
The Fund and/or the Transfer Agent or your financial intermediary reserve the right to require a signature guarantee in other instances based on the circumstances.
Dividend Reinvestment Plan
Dividends and capital gains distributions are treated in accordance with the instructions on your account opening form, and either are automatically reinvested, without sales charges, into the relevant share class or are distributed to you in cash. Your taxable income is the same regardless of which option you choose. As long as you hold Fund shares, you may change your election to participate in the dividend reinvestment plan by notifying the Transfer Agent or your financial intermediary, as applicable.
For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609‑3680 or contact your financial intermediary.
Distributions and Federal Income Tax Matters
This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax‑deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. You should consult your tax adviser for information concerning the possible application of federal, state, local, or foreign tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.
The Fund currently intends to elect and qualify to be treated as a “regulated investment company” under Subchapter M of Chapter 1 of the Code (a “RIC”). A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Fund must meet certain income, asset diversification and distribution requirements.
The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or change in law might affect the Fund’s ability to qualify for such treatment.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax‑exempt income and net long-term capital gains, would be taxable to shareholders as dividends. The Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets.
The Fund invests in one or more wholly-owned Subsidiaries that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes. The Subsidiaries will take steps to ensure that income recognized by the Fund in respect of the Subsidiaries will be qualifying income and the Fund will limit its investments in the Subsidiaries in the aggregate to 25% of the Fund’s total assets.
The Fund invests substantially in foreign securities. Many or most of the Fund’s investments in foreign securities may be CFCs for U.S. federal income tax purposes. The Fund will generally be required to include in gross income each year, as ordinary income that is included in net investment income, its share of certain amounts of a CFC’s (including the Subsidiaries’) income, whether or not the CFC distributes such amounts to the Fund. Under regulations, such inclusions will be treated as “qualifying income” for purposes of the income requirement described above to the extent they are either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies. Investments by the Fund in CFCs could cause the Fund to recognize taxable income in excess of cash generated by such investments, potentially requiring the Fund to borrow money or dispose of investments to make the distributions required to qualify for treatment as a RIC and to eliminate a Fund-level tax and could affect the amount, timing and character of the Fund’s distributions. For additional information, please refer to “Tax Status” in the Statement of Additional Information.
The Fund may invest in other foreign securities that are equity securities of passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. A foreign issuer in which the Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a controlled foreign corporation and the Fund holds (directly, indirectly or constructively) 10% or more of the voting interests in or total value of such issuer. Investments in a PFIC potentially (i) accelerate the recognition of income by the Fund without the receipt of cash, (ii) increase the amount required to be distributed by the Fund to qualify as a RIC or eliminate a Fund-level tax, (iii) result in a higher percentage of Fund distributions treated as ordinary income, or (iv) subject the Fund to a Fund-level tax that cannot be eliminated through distributions.
The Fund’s investment in foreign securities may be subject to foreign withholding and other taxes, which may decrease the Fund’s return on those securities. The Fund may be able to pass through to you a deduction or credit for such foreign taxes, as further described in the Statement of Additional Information.
In addition, the Fund’s investments in debt instruments, digital assets, foreign securities, foreign currencies and derivatives may increase or accelerate the Fund’s recognition of income or gain and may affect the timing, amount or character of the Fund’s distributions.
The Fund may be treated as a “dealer in securities” within the meaning of Section 475(c)(1) of the Code with respect to its alternative lending activities. Section 475 of the Code requires that a dealer must generally “mark to market” all the securities which it holds (except for securities held for investment that the dealer properly identifies as such) at the close of any taxable year. Any gain or loss realized or deemed realized with respect to a security held by a dealer, regardless of whether such gain or loss is realized as a result of an actual disposition or a deemed disposition under the mark‑to‑market rule, is generally treated as ordinary income or loss. The mark‑to‑market rule does not apply to any security held for investment that the dealer properly identifies as such. If the Fund is treated as a dealer in securities, such status would potentially affect the amount, timing and character of the Fund’s distributions, including by potentially increasing the amount of distributions that are taxable to shareholders as ordinary income. Even if the Fund is so treated, the mark‑to‑market rules under Section 475 of the Code likely will not apply to all of the Fund’s investments; in such instances, other rules of the Code would apply to determine the amount, timing and character of income.
The tax treatment of the Fund’s investments in the securities of special purpose entities that acquire and hold alternative lending-related securities will depend on the terms of such investments and may affect the amount, timing or character of income recognized by the Fund and therefore the amount, timing, or character of distributions to shareholders.
The Fund currently intends to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. If you elect to reinvest distributions, your distributions will be reinvested in additional shares of the same share class of the Fund at the NAV calculated as of the payment date. The Fund will pay distributions on a per‑share basis. As a result, on the ex‑dividend date of such a payment, the NAV of the Fund will be reduced by the amount of the payment. If you are a shareholder subject to federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you owned your shares. Distributions of net capital gains

(the excess of net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.
Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any will be taxed to individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.
If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent that their income exceeds certain threshold amounts. “Net investment income” generally includes dividends, interest, and net gains from the disposition of investment property (including the Fund’s ordinary income dividends, Capital Gain Dividends, and capital gains recognized on the sale, redemption, or exchange of Fund shares). Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in Fund shares.
A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Early in each year, we will send you a statement showing detailed federal tax information with respect to your distributions for the prior tax year.
Distributions are taxable to you in the manner described herein even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.
Any gain or loss resulting from the sale or exchange of your shares generally will be treated as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
Investments through tax‑qualified retirement plans and other tax‑advantaged investors are generally not subject to current federal income tax.
In general, dividends (other than Capital Gain Dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if the Fund so elects, for certain interest-related dividends and short-term capital gain dividends paid to foreign shareholders.
Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above.

The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.
The discussion above is very general. Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.
Frequent Purchases and Sales of Fund Shares
The Fund is currently intended for long-term investment purposes. Excessive trading, short-term trading and other abusive trading activities may be detrimental to the Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require the Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. The Fund will not knowingly permit shareholders to market time or excessively trade the Fund to the detriment of the long-term shareholders.
The Fund has adopted procedures that are reasonably designed to detect and prevent frequent trading activity that could be harmful to the Fund (the “Procedures”), which include (1) fair valuation of non‑U.S. securities, where appropriate and (2) periodic surveillance of shareholder trading activity and inquiry as to the nature of the trading activity when appropriate.
With respect to the periodic surveillance of shareholder trading activity, the Adviser monitors trading in the Fund’s shares in an effort to identify trading patterns that appear to indicate market timing or abusive trading practices, to the extent reasonably practicable. In making such a judgement, the Adviser may consider the size of the trades, the frequency and pattern of trades and other factors considered relevant.
If the Adviser determines that the trading history of an account appears to indicate market timing or abusive trading practices, the Fund will provide notice to the shareholder or the applicable financial intermediary to cease such trading activities and, when appropriate, restrict or prohibit further purchases or redemptions of shares for the account. If the trading history of an omnibus account appears to indicate the possibility of market timing or abusive trading practices, the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c‑2 under the 1940 Act in order to make such a determination.
Some financial intermediaries through which shares of the Fund are distributed submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their underlying investors. Because transactions by omnibus accounts often take place on a net basis, the Adviser’s ability to detect and prevent frequent trading is limited. In determining the frequency with which the Adviser will seek shareholder transaction information from a financial intermediary, the Adviser will consider (1) whether or not a Fund imposes a redemption fee, (2) a Fund’s trading history (e.g., a history of abnormally large inflows or outflows that may indicate the existence of frequent trading), (3) the risks that frequent trading poses to the Fund and its shareholders in light of the nature of the Fund’s investment program, including its typical cash positions and whether its valuation policies mitigate the risks associated with abusive trading practices, (4) the risks to the Fund and its shareholders in light of the size of the transactions relative to the amount of the Fund’s assets or the volume of the Fund’s subscriptions and redemptions through a financial intermediary and (5) such other factors as are deemed relevant or appropriate under the circumstances.
Although the Procedures are designed to deter frequent trading, none of these measures alone, nor taken together, eliminates the possibility that frequent trading will occur in the Fund, particularly with respect to trades placed by shareholders who invest in the Fund through omnibus accounts maintained by financial intermediaries. It is understood that it may not be possible to identify and monitor all accounts controlled by a potential frequent trader.
INTERMEDIARY AND SERVICING ARRANGEMENTS
Financial intermediaries may provide varying investment products, programs, platforms and accounts for the benefit of shareholders. Such intermediaries generally charge fees in connection with a variety of services, which include (i) personal and account maintenance services, sub‑transfer agency services and custodial services rendered to shareholders who are customers of the intermediary, including electronic transmission and processing of orders, electronic fund transfers between shareholders and the Fund, reinvestment of distributions, settlement and reconciliation of transactions, liaising with the Transfer Agent, facilitation of electronic delivery to shareholders of Fund documentation, monitoring shareholder accounts for back‑up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and other similar services (fees for such services, “servicing fees”) and/or (ii) activities primarily intended to result in the sale of shares (fees for such services, if any, “distribution fees” and, together with servicing fees, “intermediary fees”). Such fees may be based on the number of accounts or may be a percentage of the average value of accounts for which the intermediary provides services and are intended to compensate intermediaries for their provision of services of the type that would be provided by the Transfer Agent or other service providers if the shares were registered on the books of the Fund. The Fund does not believe that any portion of fees currently paid to financial intermediaries are for distribution activities.
Intermediary fees may be paid out of the Fund’s Class J shares’ assets on an ongoing basis. Because these fees are paid out of the Fund’s Class J shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges. For Class J shares, the Adviser pays a portion of the intermediary fees, and the Class J shares bear the remainder. For Class I shares, the Adviser pays all intermediary fees.

FINANCIAL HIGHLIGHTS
The financial highlights in the following tables are intended to help you understand the Fund’s financial performance for the fiscal period indicated. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
Class I

	Year Ended October 31, 2022		Year Ended October 31, 2021	Period Ended October 31, 2020(1)
PER SHARE DATA:

Net Asset Value, Beginning of Period	$11.19		$10.42	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income(2)	0.25	(4)	0.14 (4)	0.09	(4)
Net Realized and Unrealized Gains	(0.40	)(4)	0.95 (4)	0.33	(4)

Total Income from Investment Operations	(0.15	)(4)	1.09 (4)	0.42	(4)

DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment Income	(0.78)		(0.26)	—
Net Realized Gains	(0.15)		(0.06)	—
Return of Capital	—		—	—

Total Distributions	(0.93)		(0.32)	—

Net Asset Value, End of Period	$10.11		$11.19	$10.42

TOTAL RETURN(3)	(1.51)%		10.70%	4.20	%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000’s)	$420,024		$201,434	$20,261
Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/Recoupment)(7)	1.53%		2.13%	3.57	%(6)
Ratio of Expenses to Average Net Assets (After Expense Reimbursement/Recoupment)(7)	1.27%		1.15%	1.04	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/Recoupment)(7)	2.15%		0.30%	(0.80	%)(6)
Ratio of Net Investment Income to Average Net Assets (After Expense Reimbursement/Recoupment)(7)	2.41%		1.28%	1.73	%(6)
Portfolio Turnover Rate	24.56%		33.34%	28.54	%(5)

(1)	The Fund commenced operations on May 1, 2020.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)
Per share amounts include income and expenses of the Stone Ridge Diversified Alternatives Fund, which are shown on the Fund’s Statement of Operations. Amounts do not include the Fund’s proportionate share of the income and expenses of the underlying investor funds.

(5)	Not annualized.
(6)	Annualized.
(7)	Includes investment-related expenses not covered by the Fund’s expense limitation agreement.

Class J*

	Year Ended October 31, 2022		Year Ended October 31, 2021	Period Ended October 31, 2020(1)
PER SHARE DATA:

Net Asset Value, Beginning of Period	$11.15		$10.42	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income(2)	0.22	(4)	0.08 (4)	0.08	(4)
Net Realized and Unrealized Gains	(0.40	)(4)	0.96 (4)	0.34	(4)

Total Income from Investment Operations	(0.18	)(4)	1.04 (4)	0.42	(4)

DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment Income	(0.77)		(0.25)	—
Net Realized Gains	(0.15)		(0.06)	—
Return of Capital	—		—	—

Total Distributions	(0.92)		(0.31)	—

Net Asset Value, End of Period	$10.05		$11.15	$10.42

TOTAL RETURN(3)	(1.80)%		10.25%	4.20	%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000’s)	$31,569		$13,115	$5
Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/Recoupment)(7)	1.83%		2.35%	3.64	%(6)
Ratio of Expenses to Average Net Assets (After Expense Reimbursement/Recoupment)(7)	1.57%		1.46%	1.14	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/Recoupment)(7)	1.85%		(0.19)%	(0.87	%)(6)
Ratio of Net Investment Income to Average Net Assets (After Expense Reimbursement/Recoupment)(7)	2.11%		0.70%	1.63	%(6)
Portfolio Turnover Rate	24.56%		33.34%	28.54	%(5)

(1)	The Fund commenced operations on May 1, 2020.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)
Per share amounts include income and expenses of the Stone Ridge Diversified Alternatives Fund, which are shown on the Fund’s Statement of Operations. Amounts do not include the Fund’s proportionate share of the income and expenses of the underlying investor funds.

(5)	Not annualized.
(6)	Annualized.
(7)	Includes investment-related expenses not covered by the Fund’s expense limitation agreement.

STONE RIDGE’S PRIVACY NOTICE
Stone Ridge’s Commitment to Its Customers1
Stone Ridge recognizes and respects the privacy expectation of each of its customers. Stone Ridge believes that the confidentiality and protection of its customers’ non‑public personal information is one of its fundamental responsibilities. This means, most importantly, that Stone Ridge does not sell customers’ non‑public personal information to any third parties. Stone Ridge uses its customers’ non‑public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Stone Ridge affiliated company.
Information Stone Ridge Collects About Its Customers
Stone Ridge collects non‑public personal information about its customers from the following sources:

•	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income, and accounts at other institutions;

•	Account History, which may include information about the transactions and balances in accounts with Stone Ridge; and

•	Correspondence, which may include written, telephonic or electronic communications.
How Stone Ridge Handles Its Customers’ Personal Information
As emphasized above, Stone Ridge does not sell non‑public personal information about current or former customers to third parties. Below are the details of circumstances in which Stone Ridge may disclose non‑public personal information to third parties:

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In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non‑public personal information about that customer to companies, individuals, or groups that are not affiliated with Stone Ridge. For example, if a customer asks Stone Ridge to transfer assets from another financial institution, Stone Ridge will need to provide certain non‑public personal information about that customer to the company to complete the transaction.

•
In order to alert a customer to other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non‑public personal information it has about that customer with a Stone Ridge affiliated company.

•
In certain instances, Stone Ridge may contract with non‑affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non‑public personal information it has about its customers to these third parties. In all such cases, Stone Ridge will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, Stone Ridge requires these third parties to treat Stone Ridge customers’ non‑public information with the same high degree of confidentiality that Stone Ridge does.

•	Finally, Stone Ridge will release non‑public information about customers if directed by that customer to do so or if Stone Ridge is authorized by law to do so.

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For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with a Stone Ridge-affiliated company and individuals who have provided non‑public personal information to a Stone Ridge affiliated company, but did not invest with a Stone Ridge affiliated company.

How Stone Ridge Safeguards Its Customers’ Personal Information
Stone Ridge restricts access to information about customers to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of its customers’ non‑public personal information.
Keeping Its Customers Informed
As required by federal law, Stone Ridge will notify customers of Stone Ridge’s Privacy Policy annually. Stone Ridge reserves the right to modify this policy at any time, but in the event that there is a change, Stone Ridge will promptly inform its customers of that change.

USEFUL SHAREHOLDER INFORMATION
Trust. Stone Ridge Trust consists of three series. The series are investment portfolios of Stone Ridge Trust, an open‑end series management investment company organized as a Delaware statutory trust.
Shareholder Reports. Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports include financial statements, a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance, as well as the auditors’ report (in the annual report only).
Statement of Additional Information. The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (and is legally a part of) this combined prospectus.
How to Obtain Additional Information.

•
You can obtain shareholder reports or the Statement of Additional Information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at (855) 609‑3680, writing the Fund at Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, visiting the Fund’s website at www.stoneridgefunds.com or calling your financial intermediary.

•
You may review and copy information about the Fund, including reports and other information about the Fund, on the EDGAR Database on the Commission’s website at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E‑mail address: publicinfo@sec.gov. You may need to refer to the Fund’s file number.

If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.
How to Reach Stone Ridge Trust
Please send all requests for information or transactions to:
Stone Ridge Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
You may contact us by telephone at (855) 609‑3680.
You can also visit our website at:
www.stoneridgefunds.com
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
Investment Adviser
Stone Ridge Asset Management LLC
One Vanderbilt Avenue, 65th Floor
New York, NY 10017
Investment Company Act File Number: 811-22761

STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE TRUST

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

Class I	SRDAX
Class J	SRDBX

March 1, 2023

One Vanderbilt Avenue, 65th Floor

New York, NY 10017

(855) 609-3680

Stone Ridge Trust consists of three series, including Stone Ridge Diversified Alternatives Fund (the “Fund”). Additional Stone Ridge Trust funds are offered in separate prospectuses and statements of additional information.

The Fund is an investment portfolio of Stone Ridge Trust, an open-end series management investment company organized as a Delaware statutory trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated March 1, 2023, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund. The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal period ended on October 31, 2022, as filed with the Securities and Exchange Commission (the “Commission”) on January 9, 2023 (File No. 811-22761) (the “Annual Report”), are incorporated into this SAI by reference. The financial statements included in the Annual Report have been audited by Ernst & Young LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Prospectus and/or Annual Report may be obtained without charge by writing the Fund at the address, or by calling the toll-free telephone number listed above, or by visiting www.stoneridgefunds.com or the EDGAR database on the Commission’s website (www.sec.gov).

STONE RIDGE TRUST

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION, RISKS AND RESTRICTIONS

The Prospectus discusses the investment objective of the Fund, as well as the principal investment strategies it employs to achieve its objective and the principal investment risks associated with those strategies. Additional information about the strategies and other investment practices the Fund may employ and certain related risks of the Fund are described below. The Fund is a diversified investment portfolio of Stone Ridge Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust on September 28, 2012.

There is no assurance that the Fund’s investment objective will be achieved. Additionally, since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without a vote of shareholders.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus. References in this SAI to the Fund investing in any instrument, security or strategy includes direct or indirect investment, including gaining exposure through derivatives or other investment companies.

Additional Investment Information and Risks

Additional Information Regarding Derivatives. In addition to the derivatives transactions described in the Prospectus, the Fund may enter into derivatives contracts with respect to any asset or reference in which it is permitted to invest or with respect to any related asset or reference (“Underlying Reference”). The Fund may enter into a variety of derivative contracts, including put options (“puts”) and call options (“calls”), futures contracts, forward contracts, options on futures contracts, swaps and other derivatives. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time. The Fund may enter into derivatives contracts with standardized terms and no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, such as caps, floors, knock-outs, look-backs or other “exotic” elements, singly or in combination, which are generally traded over the counter. Over-the-counter (“OTC”) derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

The derivatives contracts the Fund may enter into involve substantial risk. Derivatives typically allow the Fund to seek to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions.

The use of derivatives can lead to losses because of adverse movements in the price or value of the Underlying Reference, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the Underlying Reference and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the Underlying Reference.

Set forth below are examples of types of derivatives in which the Fund may invest:

Options Generally. The Fund intends to write (sell) call options and put options on Underlying References, including single equity securities, American Depositary Receipts, ETFs, indices, currencies, forward foreign currency exchange contracts, stock index futures, commodities, swaps (including event-linked swaps),

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futures, other securities and other derivative instruments. A call option typically gives the option buyer the right (but not the obligation) to buy, and requires the option seller to sell, an Underlying Reference at an agreed-upon price; a put option gives the option buyer the right (but not the obligation) to sell, and requires the option seller to purchase, an Underlying Reference at an agreed-upon price. Generally, the Fund intends to sell call and put options that are at-the-money or out-of-the-money (meaning that the exercise price generally will be at or above (in the case of a call option) or at or below (in the case of a put option) the current price of the Underlying Reference). Options that are more substantially out-of-the-money generally would pay lower premiums than options that are at or slightly out-of-the-money. By selling call options, the Fund will sell the opportunity for appreciation above the option exercise price to the option purchaser in exchange for the option premium. By selling put options, the Fund will sell protection against depreciation below the option exercise price to the option purchaser in exchange for an option premium. If an option the Fund sells is exercised, the Fund will either purchase or sell the Underlying Reference at the strike price or pay to the option holder the difference between the strike price and the current price level of the Underlying Reference, depending on the terms of the option. The premium, the exercise price, the transaction costs and the market value of the applicable Underlying Reference together will determine the gain or loss realized by the Fund as the seller of the option.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund’s ability to close out its position as a seller of an OTC option or exchange listed put option (“put”) or call option (“call”) is dependent, in part, upon the liquidity of the option market. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. An exchange-traded option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the option.

Special risks are presented by internationally traded options. Such transactions may not be regulated as effectively as similar transactions in the U.S. and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. Because of the differences in trading hours between the U.S. and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed.

The hours of trading for options may not conform to the hours during which the Underlying References are traded. To the extent that the options markets close before the markets for the Underlying References, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the Underlying References, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the Underlying References and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the Underlying Reference, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an Underlying Reference.

The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of call options written by the Fund might cause the Fund to sell related portfolio assets, thus increasing its turnover rate. The exercise by the Fund of put options on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

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The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put or buys or sells an Underlying Reference in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the Underlying References. Premiums paid for options are small in relation to the market value of the Underlying References. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the Underlying Reference.

As a result of the Fund’s option strategy and the possibility of leverage arising from the Fund’s use of certain types of derivatives, the derivatives risk (described further above) will be significant in the Fund.

Put and Call Options. The Fund can buy and sell exchange-traded and OTC puts and calls, including index options, interest rate options, securities options, currency options, commodities options and options on futures and swaps. The Fund’s options transactions potentially will result in a substantial portion of the Fund’s income consisting of short-term capital gains, which are taxable to shareholders as ordinary income when distributed to them.

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Writing Call Options. The Fund may write (that is, sell) calls. When the Fund writes a call on a security or other Underlying Reference, it receives cash (a premium). The Fund agrees to sell the Underlying Reference to the purchaser of the call on that Underlying Reference during the call period at a fixed exercise price, regardless of market price changes during the call period. The call period is usually not more than nine months.

The exercise price may differ from the market price of the Underlying Reference. When the Fund writes covered call options (meaning the Fund owns or has the right to acquire the underlying security at all times during the option period), the Fund has the risk of loss that the price of the Underlying Reference may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference. If the value of the Underlying Reference does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. Once the Fund receives an exercise notice for its option, however, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the Underlying Reference at the exercise price. Thus, the use of covered call options may require the Fund to sell portfolio assets at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option or may cause the Fund to hold an asset that it might otherwise sell. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the Underlying Reference and the premium it received when it wrote the call. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

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If a covered call written by the Fund is exercised on an Underlying Reference that has increased in value, the Fund will be required to sell the asset at the call price. It will not be able to realize any profit if the asset has increased in value above the call price.

The Fund may also write calls without owning the Underlying References deliverable under the contract.

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Writing Put Options. The Fund may write (that is, sell) put options. A put option on an Underlying Reference gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

The premium the Fund receives from writing a put represents a profit, as long as the price of the Underlying Reference remains equal to or above the exercise price. However, the Fund also assumes the obligation during the option period to buy the Underlying Reference from the buyer of the put at the exercise price if the value of the investment falls below the exercise price.

If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium, less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the Underlying Reference from the put option buyer at the exercise price. That price will usually exceed the market value of the Underlying Reference at that time. The Fund will incur a loss upon the exercise of the put option to the extent that the premium received (less the Fund’s transaction costs) is less than the difference between the exercise price and the market value of the investment at the time the put is exercised.

As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the Underlying Reference and pay the exercise price. The Fund has no control over when it may be required to purchase the Underlying Reference, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the Underlying Reference from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the Underlying Reference, or to sell the asset and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the net of the amount of the option transaction costs and the premium received on the put the Fund wrote is more or less than the price of the put the Fund purchases to close out the transaction.

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Purchasing Puts and Calls. The Fund may purchase call options. When the Fund buys a call, it pays a premium. The Fund then has the right to buy the Underlying Reference from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the Underlying Reference is above the sum of the exercise price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the Underlying Reference.

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The Fund can buy puts whether or not it owns the Underlying Reference. When the Fund purchases a put, it pays a premium and, except as to puts on Underlying References in which the Fund cannot trade directly (such as, for example, indices), has the right to sell the Underlying Reference to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on an investment the Fund does not own (such as an index or a future) permits the Fund either to resell the put or to buy the Underlying Reference and sell it at the exercise price. The resale price will vary inversely to the price of the Underlying Reference. If the market price of the Underlying Reference is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the Underlying Reference below the exercise price by selling the Underlying Reference at the exercise price to a seller of a corresponding put. If the market price of the Underlying Reference is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the Underlying Reference. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an Underlying Reference in which it cannot invest directly (such as an index), it pays a premium, but settlement is in cash rather than by delivery of the Underlying Reference to the Fund. Gain or loss depends on changes in the index or other Underlying Reference in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

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Buying and Selling Options on Foreign Currencies. The Fund can buy and sell exchange-traded and OTC put options and call options on foreign currencies. The Fund could use these calls and puts to generate income from premiums or to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

If the Adviser anticipates a rise in the dollar value of a foreign currency in which assets to be acquired are denominated, the increased cost of those assets may be partially offset by purchasing calls or writing puts on that foreign currency. If the Adviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio assets denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund’s position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of an asset that the Fund owns or has the right to acquire and that is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a “cross-hedging” strategy.

Futures. The Fund may buy and sell a variety of futures contracts that relate to, among other things, debt securities (these are referred to as “interest rate futures”), broadly-based securities indices (“stock index futures” and “bond index futures”), foreign currencies, commodities and individual equity securities (“single stock futures”). The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on equity securities of issuers in a particular industry or group of industries. A stock index assigns

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relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

No money (other than execution and exchange fees for listed futures trades) is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “FCM”). Initial margin payments will generally be deposited directly with the FCM. As the future is marked to market (that is, its value on the Fund’s books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or by the FCM daily.

At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded. Futures prices are highly volatile at times, and are influenced by many external economic, governmental and world events. The low margin deposits normally required in futures trading permits an extremely high degree of leverage, which can result in the Fund experiencing substantial gains or losses due to relatively small price movements or other factors.

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Commodity Futures Contracts. The Fund may invest in futures contracts on various commodities and options on commodity futures. Compared to investing in futures contracts generally, commodity futures contracts are associated with additional risks including the following:

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Storage. In commodity futures markets there are physical storage costs associated with purchasing the underlying commodity. The price of a commodity futures contract reflects the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. The value of a commodity futures contract may also change to the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity.

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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts to lock in the price of the commodity at delivery. In order to induce speculators to purchase the other side (the long side) of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price (which may be referred to as “backwardation”). Conversely, if most hedgers in the futures market are end-users of the underlying product and are, therefore, purchasing futures contracts to hedge against a rise in commodity prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity (which may be referred to as “contango”). The changing nature of the participants in the commodity markets will influence whether futures prices are above or below the future spot price, which can have significant implications for the Fund. As a result, when the Adviser reinvests the

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proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot price of the maturing contract or choose to pursue other investments.

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Speculative Position Limits. The Commodity Futures Trading Commission (the “CFTC”) and domestic exchanges have established (and continue to evaluate and monitor) speculative position limits (“position limits”) on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular futures and options on futures. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limit has been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. In addition, the CFTC recently adopted rules that, once effective, will materially expand the scope of contracts subject to federal limits to include additional futures and options on futures and certain swaps.

Swaps. The Fund may enter into swap agreements, including interest rate, total return, credit default and volatility or variance swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency or non-asset reference, such as an interest rate or index. The Fund may enter into swap agreements to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, reduce risk arising from a particular portfolio position or generate revenue.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Swap agreements may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap. Swap agreements also involve liquidity risk.

The Fund may enter into swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured security. Unfunded and funded credit default swaps may refer to a single security or a basket of securities.

The following are examples of types of swap transactions in which the Fund may engage:

•	Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they

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might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives.

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Total Return Swaps. In a total return swap, one party agrees to pay the other the total return of a defined Underlying Reference, such as a security or basket of securities, or non-asset reference, such as an index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different Underlying References. Total return swaps could result in losses if the Underlying Reference does not perform as anticipated by the Adviser.

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Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer.

If the Fund buys credit protection using a credit default swap and a credit event occurs, the Fund will deliver the defaulted bond underlying the swap and the swap counterparty will pay the par amount of the bond. If the Fund sells credit protection using a credit default swap and a credit event occurs, the Fund will pay the par amount of the defaulted bond underlying the swap and the swap counterparty will deliver the bond. If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include all the risks of OTC derivatives generally, including counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. In addition, if the Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying asset, that the Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.

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Volatility and Variance Swap Contracts. Volatility swaps and variance swaps are transactions in which counterparties agree to buy or sell the future realized volatility or variance (which equals volatility squared), as the case may be, of the Underlying Reference at a specific level over a fixed period. Volatility and variance swaps are subject to all the risks of OTC derivatives generally, including counterparty credit risks (if the counterparty fails to meet its obligations), and the risk that the Adviser is incorrect in forecasts of volatility and/or variance of the Underlying Reference.

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Swaptions and Swap Forwards. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement on pre-designated terms. The Fund may write (sell) and purchase put and call swaptions. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap. The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund purchases a swaption it risks losing only the amount of the premium it has paid if the Fund lets the option expire unexercised. When the Fund writes a swaption it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

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Correlation Swaps. Correlation swaps are transactions in which counterparties agree to buy or sell the future realized correlation on an underlying reference basket of securities or instruments at a specific level over a fixed period. Correlation swaps are subject to all the risks of OTC derivatives generally, including counterparty credit risks (if the counterparty fails to meet its obligations) and the risk that the Adviser is incorrect in forecasts of correlation on the Underlying Reference basket.

Foreign Currency Transactions. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a currency forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the asset is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use currency forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a currency forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio assets denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a currency forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a currency forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its currency forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio assets of the Fund are denominated. That is referred to as a “cross hedge.”

To avoid excess transactions and transaction costs, the Fund may maintain a net exposure to currency forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies, subject to the limitations under Rule 18f-4 of the 1940 Act.

The precise matching of the amounts under currency forward contracts and the value of the assets involved generally will not be possible because the future value of assets denominated in foreign currencies will change as a consequence of market movements between the date the currency forward contract is entered into and the date it is sold. In some cases, the Adviser might decide to sell the asset and deliver foreign currency to settle the original purchase obligation. If the market value of the asset is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the trade. If the market value of the asset instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the asset. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Currency forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs. The use of currency forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a currency forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio asset and use the sale proceeds to make delivery of the currency. In the alternative the

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Fund might retain the asset and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a currency forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting currency forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in currency forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because currency forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each currency forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to one Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Hedging with Derivatives — Risks. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

There is a risk in using short hedging by selling futures, entering into swaps or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio assets. The risk is that the prices of the futures or the value of the swap or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s assets. For example, it is possible that while the Fund has used derivative instruments in a short hedge, the market may advance, and the value of the assets held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio assets. If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

Additional Information Regarding Derivatives Counterparty Risk. The Fund is exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals in derivatives, whether it engages in exchange-traded or off-exchange transactions. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to cleared derivatives transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM.

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Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, an FCM will generally provide the clearinghouse the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is, therefore, subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. The Fund may also be subject to the risk that it will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. Furthermore, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Because bilateral derivative transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

In the case of cleared swaps, the FCM is required to notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. However, if the FCM does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse.

The Fund is subject to the risk that issuers of the Fund’s portfolio instruments may default on their obligations under those instruments and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Margin Risk. The Fund may post cash, securities or other assets as margin or collateral and these instruments may not be denominated in the same currency as the contract they secure or the Underlying Reference. This may give rise to a form of currency exposure, where changes in the value of foreign currencies can impact the value of the margin on deposit. The Fund may at times have significant margin obligations to broker-dealers or other entities as a result of listed or OTC derivatives positions. The Fund may use a tri-party collateral protection mechanism; tri-party arrangements may result in higher costs than if the Fund had posted margin directly. The Fund may also establish alternative collateral mechanisms in order to achieve a balance between cost and counterparty credit risk to the Fund, including posting collateral directly with a futures commission merchant, broker or the option clearinghouse.

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Hedging. Although it is not obligated to do so, the Fund can use derivatives to hedge. The Fund can use hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio assets that have appreciated or to facilitate selling assets for investment reasons. The Fund can use hedging to establish a portfolio position as a temporary substitute for purchasing particular assets. In that case, the Fund would normally seek to purchase the assets and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio assets would not be fully included in a rise in value of the market.

The Fund can use derivatives to hedge by taking long or short positions in the underlying assets, related assets or other derivatives positions. To gain long investment exposure, the Fund may invest in assets directly. To gain short investment exposure, the Fund may use derivatives (including futures) and make short sales, including short sales of assets the Fund does not own. Some of the hedging strategies the Fund can use are described below. The Fund may use additional hedging strategies as discussed elsewhere in this SAI, and it may employ new hedging strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

“Structured” Notes. In addition to the types of derivatives described above, the Fund may invest in other types of derivatives, including “structured” notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency or commodity or non-asset reference, such as an interest rate or index. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note.

The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference and the Fund might receive less principal or interest if the underlying asset or reference does not perform as anticipated. In some cases, these notes may pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note offers the potential for increased income or principal payments, but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Subordinated “structured” notes, which are subordinated to the right of payment of another class, typically have higher yields and present greater risks than unsubordinated “structured” notes.

The values of these notes are also subject to both credit risk (if the counterparty fails to meet its obligations) and interest rate risk and, therefore, the Fund could receive more or less than it originally invested when a note matures. The prices of these notes may be very volatile, and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

Regulatory Issues. The Fund and its Subsidiaries are commodity pools under the CEA, and the Adviser is registered as a commodity pool operator (“CPO”) under the CEA with respect to the Fund and the Subsidiaries. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return. The Adviser and the Fund are subject to dual regulation by the Commission and CFTC.

As a result of the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act, the Commission and the CFTC require (or will require) a substantial portion of derivative transactions that are currently executed on a bilateral basis in the over-the-counter markets to be executed through a regulated securities, futures or swap exchange or swap execution facility and centrally cleared. Certain CFTC-regulated interest rate and credit derivatives have become subject to these requirements, but it is not yet clear when additional types of CFTC-regulated swaps will become so subject or when the parallel SEC requirements will go into effect. Among other things, in the United States, trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible Commission- or

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CFTC-mandated margin requirements. The Fund’s clearing members may require the Fund to provide collateral for cleared trades beyond regulatory and clearinghouse minimums. Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between the Fund and its derivative counterparties and may increase the amount of margin the Fund is required to provide (and the costs associated with providing it). They also impose regulatory requirements on the types of collateral that may be provided and the timing of transferring margin, among other things.

Similar requirements have been adopted under the European Market Infrastructure Regulation (“EMIR”), which imposes similar clearing and margin requirements that are expected to affect the Fund’s derivative activities with European Union-domiciled counterparties. The European Union regulatory framework for derivatives is also affected by the Markets in Financial Instruments Directive and its accompanying European Union Regulation (known respectively as “MiFID II” and “MiFIR”). Moreover, Regulation (EU) 2015/2365 on transparency of securities financing transactions and of reuse imposes requirements that may affect collateral arrangements entered into by the Fund with counterparties based in the European Union and the United Kingdom, whether in connection with derivative contracts, repurchase agreements or securities lending transactions.

New regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions and may cause uncertainty in the markets for a variety of derivative instruments, any or all of which could adversely affect the value or performance of the Fund. While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.

Tax Issues. The Fund’s investments in options and other derivative instruments could affect the amount, timing and character of the Fund’s distributions; in some cases, the tax treatment of such investments may not be certain. The tax issues relating to these and other types of investments and transactions are described more fully under “Tax Status” below.

Commodities Investments. The Fund expects to gain exposure to the commodities market by investing in the Subsidiaries. Commodities are assets with tangible properties, such as oil, metals, livestock or agricultural products. Commodity investments historically have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities and other instruments provide exposure to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. The Fund may invest in commodity-related securities and other instruments, such as structured notes, swap agreements, options, futures and options on futures that derive value from the price movement of commodities or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, investments in commodity-linked instruments do not generally provide a claim on the underlying commodity. In addition, the ability of the Fund to invest directly in commodities and in certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986 (the “Code”). See “Tax Status” below for more information.

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Actions of government actors and changes in governments, and political, economic and social instability, in commodity-producing and exporting countries may affect the production, marketing and sale of commodities. In addition, commodity-related industries in many countries are subject to greater political, environmental and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. Additionally, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries is uncertain.

Additional Information About the Fund’s Investments in Insurance-Linked Securities.

Reinsurance occurs when insurance or reinsurance companies share risk by purchasing insurance policies from other insurers or reinsurers to limit the total loss the original insurer or reinsurer would experience in case of disaster. Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

Event-linked bonds are a type of insurance-linked security. The Fund may invest in event-linked bonds in one or more of three ways: the Fund may purchase event-linked bonds when initially offered; the Fund may purchase event-linked bonds in the secondary, over-the-counter market; or the Fund may gain indirect exposure to event-linked bonds using derivatives. As the market for event-linked bonds evolves, the Fund expects to participate in that market and to include new types of event-linked bond offerings in its portfolio.

Trigger events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. In order for a trigger event to be deemed to have occurred, each of the three criteria must be satisfied while the bond is outstanding or the derivative position remains open. The Fund has no limit as to the types of events, geographic areas or thresholds of loss referenced by event-linked bonds in which it can invest. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, pandemics, epidemics, fires and floods. Non-natural perils include disasters resulting from human activity such as commercial and industrial accidents or business interruptions. Some event-linked bonds reference only a single event. Other event-linked bonds may reference multiple events, the occurrence of any one (or other number) of which would satisfy these criteria. Or, an event-linked bond may not specify a particular peril. In these cases, only the geographic area and threshold of physical or economic loss determines whether a trigger event has occurred. For example, certain event-linked bonds, commonly referred to as “mortality” bonds (discussed further below), have trigger events that are deemed to occur if a specific number of deaths occur in an identified geographic area regardless of the peril which caused the loss of life.

Indemnity Triggers. Indemnity triggers are based on losses paid and reserved for by an identified insurance company. Generally, the identified company sponsored the special purpose vehicle issuing the event-linked bonds. The trigger event would be considered to have occurred only if that company’s losses on catastrophic insurance claims exceeded a certain threshold of insured claims. If the company’s losses (paid and reserved for) were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the Fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, event-linked

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bond investors are dependent upon the company’s ability to estimate and settle catastrophe claims in a manner that would not be disadvantageous to investors’ interests.

Index Triggers. Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company’s insurance claims-handling practices and potential information barriers. However, investors are dependent upon the accuracy of the models and other information received from reporting services used to calculate the loss or metric. Index triggers follow one of the three broad approaches: modeled-loss, industry-loss and parametric.

•	Modeled-Loss. Modeled-loss triggers are based upon a catastrophe-modeling firm’s database estimate of a hypothetical company’s losses based on a model policy portfolio.

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Industry Loss. Industry loss triggers are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.

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Parametric. Parametric triggers are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed of a hurricane, as measured from a pre-determined location, or magnitude of an earthquake, as measured from a pre-determined location).

Hybrid triggers. Hybrid triggers involve more than one metric of physical or economic loss in a single event-linked bond transaction. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company’s overall market share, and then applied to the industry-loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.

ILW Notes. The Fund may invest in shares or notes issued in connection with industry loss warranties (“ILW Notes”). Investments in ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or an insurance-linked asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit US Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single US hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

Additional Information About the Fund’s Investments in Alternative Lending-Related Securities.

Bankruptcy Risk. In the event that a platform or third-party servicer become subject to a bankruptcy, the Fund’s investments in the alternative lending-related securities serviced by such entity may be negatively impacted. Although many of the servicers may have been organized and operated in a manner that is intended to minimize the likelihood that they will become insolvent, if the servicing entity were to become subject to bankruptcy proceedings, payments on the corresponding alternative lending-related securities could be substantially delayed or reduced, and any interest accrued on those obligations may never be paid to investors.

In the event that a platform or issuer becomes subject to bankruptcy, the Fund’s investments in securities issued by the platform or issuer may be negatively impacted. If a platform or issuer becomes subject to bankruptcy

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proceedings, the Fund can expect to realize on any investments only to the extent that the platform’s or issuer’s creditors are made whole and the platform or issuer still has residual profits that would benefit investors.

In the event that a borrower becomes subject to a bankruptcy proceeding, the Fund’s investments in any loan that is an unsecured obligation of the borrower may be negatively impacted. If a borrower enters bankruptcy, an automatic stay of all proceedings against the borrower’s property will typically be granted. This stay will prevent the platform or third-party servicer from foreclosing on such property unless relief from the stay can be obtained from the bankruptcy court, and there is no guarantee that any such relief will be obtained. The Fund may incur significant legal fees and costs in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain. In addition, bankruptcy courts have broad powers to permit the sale of any real property free of any lien that a servicer may have, to compel the servicer to accept an amount less than the balance due and to permit the borrower to repay the loan over a term which may be substantially longer than the original term of the loan, all of which could negatively impact the value of the Fund’s investments.

Chargeback Risk. Because the Fund expects to receive payments received by the servicing agent from borrowers, the Fund may be affected by “chargebacks,” which occur when a borrower who has made a payment on an underlying loan has its bank cancel the payment or request a refund of that payment. In the event that a borrower successfully processes a chargeback on a payment after proceeds have been distributed to the Fund, the servicing agent will deduct the amount of that payment from the Fund’s account with the servicing agent and amounts that would otherwise be credited to the Fund’s account (including amounts deposited or that are payable on other loans) are subject to set-off against any such negative cash balance.

Distressed and Defaulted Instruments or Special Situations Investments Risks. The Fund may invest directly or indirectly in securities of financially distressed issuers, which involve substantial risks. The Fund may invest in or acquire loans to companies involved in or undergoing work-outs, liquidations, spinoffs, reorganizations, bankruptcies or other catalytic changes or similar transactions. Such investments may include debtor-in-possession financing. Distressed debt may present a substantial risk of default or may be in default at the time the Fund invests. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its investments. In any reorganization or liquidation proceeding relating to an investment in a financially distressed issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it is often difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its instruments may prove to be inaccurate. Further, distressed investing gives rise to the risks that the contemplated transaction will be unsuccessful, will be considerably drawn out over time or will result in a distribution of cash or a new security with a value less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss or, if there is no secondary market for such investment, may be required to hold an investment with little or no value. When dealing with investments in distressed issuers, the Fund may also experience other risks, including legal difficulties and negotiations with creditors and other claimants. Because there is substantial uncertainty concerning the outcome of transactions involving the financially troubled issuers in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such issuers.

Legal and Regulatory Risk. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the Commission, the U.S. Federal Reserve, the U.S. Consumer Financial Protection Bureau or other banking or consumer credit regulators or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the Commission, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and

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exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

New regulations could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements) and the Fund’s ability to execute certain investment strategies may be adversely affected as a result. It is unclear how the regulatory changes will affect counterparty risk.

If a perception develops that there is or in the future could be renewed regulatory focus on participants who benefit from their participation in any U.S. government-sponsored program, or attempts by legislative and/or regulatory bodies to impose new restrictions and/or taxes and penalties on such participants, possibly even with retroactive effect, then the Fund’s position in such securities may be compromised.

As the alternative lending industry grows, governments and/or other regulatory bodies both inside and outside the U.S. may impose restrictions on participants in the alternative lending industry, including platforms, investors, such as the Fund, or others, that could adversely impact the Fund’s investment performance. Such restrictions could include regulations limiting the Fund’s ability to acquire loans or interests in loans or to collect the stipulated levels of interest on the loans underlying the Fund’s alternative lending-related investments.

Servicer Autonomy Risk. A servicer may be authorized to waive or modify non-material terms of a loan, to consent to the postponement of strict compliance with certain non-material terms or to grant a non-material indulgence to a borrower. In the event that a loan is in default or the servicer determines that default is reasonably foreseeable, the servicer may be permitted to waive or modify a material term of a loan, to accept payment of an amount less than the principal balance in final satisfaction of a loan or to grant any indulgence to a borrower, provided that the servicer has reasonably determined that such action will not be materially adverse to the interests of the holders of any security interest in such loan.

Servicer Resources Risk. A platform may derive a substantial amount, if not all, of its revenue from fees generated through making and arranging loans. As a result, a platform may be incentivized to finance as many projects as possible in order to maximize the amount of origination fees it is able to generate. Increased project volume increases the demands on a platform’s servicing resources, which could impact the platform’s ability to devote adequate attention and resources to servicing loans. In the event that a platform takes on loan volumes that exceed its ability to service outstanding loans, payments on the Fund’s loans may be adversely affected.

Risks Related to Investments in Receivables or Invoices. The Fund may invest in alternative lending-related securities with exposure to receivables or invoice financing. In making such investments, the Fund is dependent upon the platforms’ ability to monitor and curtail fraud, including factoring fraud, which involves the falsification of invoice documents. False invoices can easily be created online to appear as if they have been issued by legitimate debtors or as if the invoiced amounts are higher than they actually are. Platforms that originate trade receivables financing loans to corporations usually conduct due diligence but do not always conduct on-site visits to verify that the business exists and is in good standing. For this reason, the risk of fraud may be greater with corporate trade receivables. Typically, a platform will seek to validate that the debtor has received the goods or services for which it has been invoiced and is willing to pay the creditor before making the receivables available for investment, although this may not always be the case. There can be no assurance, however, that the debtor will not subsequently dispute the quality or price of the goods or services and withhold payments. Fraud, delays or write-offs associated with such disputes could directly impact the profitability of the Fund’s investments in alternative lending-related securities with exposure to trade receivables. In the event of insolvency of any debtor owing funds on a receivable that the Fund has purchased directly or indirectly, the Fund may only rank as an unsecured creditor. In the case of receivables transferred with recourse, when a debtor defaults on its obligations to the purchaser of the receivable (such as the Fund, directly or indirectly), the seller of the receivable will become obligated to fulfill any remaining invoice amounts owed to the purchaser. In the case

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of receivables transferred without recourse, the Fund or other direct owner of the receivable will have no such “back-up” obligor in the event of a debtor default. In either scenario, there is a risk that the party with the payment obligation will fail to make payments timely or at all.

Additional Information About the Fund’s Real Estate Investments.

Real Estate Investment Trusts. The Fund may invest in equity securities of real estate investment trusts (“REITs”) or other pooled investment vehicles that invest in REITs. REITs are pooled real estate investment vehicles that own, and typically operate, certain qualified real estate and real estate-related assets. The Fund may invest in equity REITs, mortgage REITs, or hybrid REITs. Equity REITs, which invest in and own real estate directly, generally invest a majority of their assets in income-producing properties to generate cash flow from rental income and gradual asset appreciation. The income-producing properties in which equity REITs may invest include land, office, retail, industrial, hotel and apartment buildings, single or multifamily homes, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs, which make construction, development, or long-term mortgage loans, generally invest the majority of their assets in real estate mortgages or mortgage-backed securities and derive their income primarily from interest payments on the mortgages. Hybrid REITs share characteristics of equity REITs and mortgage REITs.

If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs and pooled investment vehicles that invest in REITs may be subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ and/or vehicles’ operations if it invests in REITs or vehicles subject to such fees and expenses.

Additional Property Types. In addition to the single family real estate investments in which the Fund will primarily invest, as described in the Prospectus, the Fund may also invest in debt instruments secured by, or in the equity of REITs that own, other alternative property types, including the following:

Owner-Occupied Single Family Properties. The Fund may invest in owner-occupied single family properties in the form of mortgage loans or other debt instruments secured by owner-occupied single family homes or related mortgage-backed securities. The Fund may also invest in owner-occupied single family properties in the form of appreciation interests (as described below).

Multifamily Properties. The Fund may invest in multifamily properties. There are three main types of multifamily properties — garden-style (mostly one- and two-story apartments), low-rise and high-rise. The Fund may make equity and debt investments in a variety of income-generating multifamily rental properties. The Fund may also make debt investments in multifamily development or renovation projects.

Student Housing. Student housing properties are generally categorized as either on-campus or off-campus housing. The most significant differences between them are governance, ownership and location. On-campus student housing is provided under the guidance and regulations of an educational institution, is typically owned by the institution and is located near or adjacent to the classroom buildings and other campus facilities. Off-campus housing is located in proximity to the school campus, generally within walking or bicycling distance, and is typically owned by private owner-operators.

Senior Housing. Broadly defined, senior housing refers to the aggregate of active adult and age-restricted communities, independent living communities, assisted living communities, memory care facilities, continuing care retirement communities and other properties that focus on providing housing to seniors.

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Manufactured Housing. A manufactured home community is designed to accommodate detached, single-family manufactured homes. Manufactured homes are produced off-site by manufacturers and installed on sites within the community. These homes are often improved with the addition of features constructed on site, including garages, screened rooms and carports. Each owner of a manufactured home leases the site on which the home is located from the owner.

Additional Information Regarding Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. The following describes certain characteristics of, and risks associated with, mortgage-backed securities.

Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. In contrast, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which the Fund may invest may include those issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae Certificates”),

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the Federal National Mortgage Association (“Fannie Mae Certificates”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac Certificates”).

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned United States government corporation within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. Ginnie Mae Certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a government sponsored corporation which is subject to general regulation by the Department of Housing and Urban Development. Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, is guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a stockholder owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”), and subject to general regulation by the Department of Housing and Urban Development. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family

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residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some mortgage-backed securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Mortgage-backed securities may be more sensitive to changes in prevailing interest rates than other securities. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.

The mortgage-backed securities in which the Fund may invest are also subject to risks associated with their structure and the nature of the underlying mortgages and the servicing of those mortgages; for this reason, many of the other risks described in the Prospectus are relevant to the mortgage-backed securities to which the Fund has exposure. There is risk that the underlying debt securities will default. In the event of default, the holder of a mortgage-backed security may not have a security interest in the underlying collateral, and even if such a security interest exists, the recovery on repossessed collateral might be unavailable or inadequate to support payments on the underlying investments. The risks and returns for investors like the Fund in mortgage-backed securities depend on the tranche in which the investor holds an interest. Many mortgage-backed securities in which the Fund invests may be difficult to value and may be deemed illiquid. Mortgage-backed securities may have the effect of magnifying the Fund’s exposure to changes in the value of the underlying mortgages and may also result in increased volatility in the Fund’s NAV. This means the Fund may have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned the underlying mortgages directly. The value of an investment in the Fund may be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to mortgage-backed securities. Any mishandling of related documentation by a servicer may also affect the rights of the security holders in and to the underlying collateral.

Risk Related to Investments in REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. See “Investment Objective, Strategies and Risks — More Information on the Risks of Investing — Real Estate Investment Risk Generally” in the Prospectus. REITs are also subject to the risk of fluctuations in income from underlying assets, poor performance by the REIT’s manager, the manager’s inability to manage cash flows generated by the REIT’s assets, adverse local or general economic conditions, possible lack of availability of financing, changes in interest rates, self-liquidation, adverse economic conditions, adverse changes in the tax laws, and, with regard to certain REITs, the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. If a REIT were not to be eligible for the favorable tax treatment afforded to REITs under the Code, it would be subject to federal income tax, thus reducing its value. REITs also depend upon specialized management skills, may have limited financial resources and may have limited diversification because they invest in a limited number of properties or mortgages, a narrow geographic area or a single type of property or mortgage. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, the equity securities of private REITs are not traded on a national securities exchanges, and are therefore generally illiquid.

Certain REITs in which the Fund may invest may be publicly traded. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values, including supply and demand for properties, the economic health of the country or of different regions, the strength of

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specific industries that rent properties and interest rates. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants.

Information About Healthcare Royalties.

The Fund may seek to generate returns by purchasing healthcare royalties, which are rights to streams of cash flows based on a percentage of the sales of healthcare products (e.g., pharmaceuticals, biotechnology, diagnostics and medical devices) that are in clinical development, under evaluation for approval by the United States Food and Drug Administration (the “FDA”) or an equivalent foreign agency, or that have secured such approval. These rights may take many different forms, including traditional healthcare royalties created via license agreements; financial arrangements structured to function as traditional royalties, which may involve the Fund or a private fund in which it invests providing capital to a company in exchange for a contractual right to a percentage of future revenues from one or more healthcare products; performance-based structures where the Fund or a private fund in which it invests may provide capital in exchange for the right to receive milestone payments on contractually specified success milestones (such as regulatory approval or reaching specific sales targets); and royalty-backed securities, which are asset-backed securities collateralized by traditional healthcare royalties.

The Fund may gain exposure to healthcare royalties if such investments are available in the market and meet the Adviser’s investment criteria. The Fund expects to gain this exposure primarily through investments in private funds that invest in a portfolio of private investments that the private fund believes have the potential to generate positive returns over the long term, including investments in the right to royalties. The Fund may also purchase royalty-backed securities directly.

Healthcare royalties are generally illiquid. There can be no assurance that investments in healthcare royalties will be available to the Fund in the amounts that it wishes to purchase or at all.

Healthcare royalties in which the Fund may invest may relate to products that are not yet approved by the FDA or an equivalent foreign regulator, and it may be difficult to predict whether and when such approval will be obtained. Failure to obtain such approval could result in substantial losses to the Fund, and even if approval is obtained, there is no guarantee that the relevant product will be successful in the market or that the healthcare royalties in which the Fund invests will be earned or paid. In addition, the healthcare products on which healthcare royalties are paid are subject to extensive and rigorous regulation by U.S. and foreign regulatory authorities, and failure to comply with these requirements could result in enforcement actions that could have a material adverse effect on sales of the healthcare product and, as a result, on the healthcare royalties in which the Fund invests. Such regulations are subject to change in the future, which could result in materially increased costs for, and material adverse effects on, the healthcare products underlying the Fund’s healthcare royalties.

In the E.U. and some other international markets, the government provides health care at low cost to consumers and regulates pharmaceutical prices, patient eligibility or reimbursement levels to control costs for the government-sponsored health care system. Many countries have announced or implemented measures, and may in the future implement new or additional measures, to reduce health care costs to limit the overall level of government expenditures. These measures vary by country and may include, among other things, patient access restrictions, suspensions on price increases, prospective and possible retroactive price reductions and other recoupments and increased mandatory discounts or rebates, recoveries of past price increases and greater importation of drugs from lower-cost countries. These may negatively impact the value of the healthcare royalties in which the Fund invests.

There is a risk that third parties may use the intellectual property rights on which the healthcare royalties in which the Fund invests depend without authorization from the licensor or without paying royalties. Third parties may also develop or otherwise obtain intellectual property or competing products that could reduce the value of

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any patents or other intellectual property on which these healthcare royalties depend. Because the commercial success of healthcare products generally depends in large part on the ability of the developing and marketing companies to obtain patents and successfully enforce and defend them, any such use or development by third parties could result in substantial loss to investors like the Fund. There can be no assurance that the healthcare products underlying the healthcare royalties in which the Fund invests will be protected by such patents or other intellectual property or that the developing or marketing company will successfully be able to defend or enforce such intellectual property.

Healthcare products underlying the healthcare royalties in which the Fund may invest typically are manufactured in specialized facilities that require the approval of, and ongoing regulation by, U.S. or foreign regulatory authorities. If applicable manufacturing standards are not adhered to, manufacturing facilities may be closed, or production of healthcare products interrupted, until such time as any deficiencies are remedied, if at all. Any such closure or interruption may cause substantial losses to investors in the relevant healthcare royalties.

Private Funds. The performance of the Fund’s investments in healthcare royalties depends on the Adviser’s ability to select private fund managers and effectively allocate Fund assets among them and the primary fund vehicles and special purpose vehicles sponsored by them. The securities in which a private fund manager may invest, or in which the Fund may indirectly invest through special purpose vehicles, may be among the most junior in the target company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made. The Fund’s investments through these vehicles may be in companies whose capital structure are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market. The realization of portfolio company investments made through these vehicles may take longer than would the realization of investments under the sole control of the Adviser or the Fund because the vehicle’s sponsor or other investors in these vehicles may require an exit procedure requiring notification of the other investors and possibly giving the other investors a right of first refusal or other such contractually limiting right. Third-party vehicle sponsors or investors in these vehicles may also have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take or block action in a manner contrary to the Fund’s investment objective. The Fund may indirectly make binding commitments to these vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in these vehicles.

The Fund’s investments in private funds are subject to the risks of such funds’ underlying investments, which will vary depending on the industries and business lines in which such private funds invest. These risks include additional illiquidity risk, foreign investing risk, currency risk, interest rate risk, default risk, valuation risk and derivatives risk. Generally, little public information exists for private fund investments, and there is a risk the Fund may not have sufficient information to make a fully informed investment decision.

Private funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a private fund experiences the need to write down the value of an investment.

Private funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Investors in a private fund must rely on the ability of the general partner and/or the manager to manage both the private fund and the portfolio companies in which it invests, and generally do not have the right to participate in the making of investment decisions. The general partner and/or the manager typically has sole and absolute discretion in structuring, negotiating, making, and selling investments for the private fund, and investors such as the Fund will have to rely exclusively on the ability of the general partner and/or the manager to select and manage such investments. In addition, the general partner and/or manager may manage other funds that could

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engage in activities which would conflict with the interests of the private fund or its investors. Any failure by the general partner and/or the manager to select successful investments for the private fund could result in substantial losses to the Fund.

A private fund in which the Fund invests may compete for investments (such as investments in healthcare royalties) with other private funds, investment affiliates of large financial institutions and others. There can be no assurance that a private fund in which the Fund invests will be able to identify and execute a sufficient amount of transactions to meet the private fund’s objectives, and there can be no assurance that the private fund will successfully deploy all of the private fund’s committed capital during the relevant investment period.

Investment in a private fund requires a long-term commitment by the Fund, with no certainty of return. Investments made by a private fund may not be disposed of at a profit prior to the date the private fund expires or otherwise dissolves, which may result in a sale at a disadvantageous time and price, which could result in a loss to investors like the Fund. Investment in a private fund typically involves the risk of loss of the entire investment, with limited or no downside protection.

Investments in private funds are typically subject to substantial fees and expenses, including incentive fees paid to the general partner and/or manager based on the private fund’s performance. Many such fees and expenses will generally be paid regardless of whether the private fund produces positive investment returns, and if the relevant private fund does not produce significant positive returns, these fees and expenses could cause an investor like the Fund to recover less than its initial investment at the time of the private fund’s dissolution.

Additional Information About the Fund’s Investments Generally.

Distressed and Defaulted Instruments or Special Situations Investments Risks. The Fund may invest directly or indirectly in securities of financially distressed issuers, which involve substantial risks. The Fund may invest in or acquire loans to companies involved in or undergoing work-outs, liquidations, spinoffs, reorganizations, bankruptcies or other catalytic changes or similar transactions. Such investments may include debtor-in-possession financing. Distressed debt may present a substantial risk of default or may be in default at the time the Fund invests. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its investments. In any reorganization or liquidation proceeding relating to an investment in a financially distressed issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it is often difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its instruments may prove to be inaccurate. Further, distressed investing gives rise to the risks that the contemplated transaction will be unsuccessful, will be considerably drawn out over time or will result in a distribution of cash or a new security with a value less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss or, if there is no secondary market for such investment, may be required to hold an investment with little or no value. When dealing with investments in distressed issuers, the Fund may also experience other risks, including legal difficulties and negotiations with creditors and other claimants. Because there is substantial uncertainty concerning the outcome of transactions involving the financially troubled issuers in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such issuers.

Floating Rate and Variable Rate Obligations. The Fund can invest directly or indirectly in debt securities other than event-linked bonds that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and

24

rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund’s net asset value during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days’ notice to the holder. The Fund can also invest directly or indirectly in step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

LIBOR Risk. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications ending at the end of 2021. In addition, the E.U. Benchmarks Regulation have issued guidance stating that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR). Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain securities and transactions to a new benchmark and questions around liquidity in these rates, and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remains a significant concern.

It is difficult to predict the full impact of the transition away from LIBOR on the Fund. The transition process may involve, among other things, increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced

25

provisions in new and existing contracts or instruments. All of the aforementioned, as well as other unforeseen effects, may adversely affect the Fund’s performance or NAV.

Corporate Debt Securities. The Fund can purchase or gain exposure to a variety of debt securities of varying maturities issued by U.S. and foreign corporations, partnerships or other business entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The debt securities in which the Fund is directly or indirectly invested may be subordinate to other liabilities of the issuer. If a borrower becomes insolvent, the borrower’s assets may be insufficient to meet its obligations to the holders of its subordinated debt. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Foreign Securities. The Fund may invest or have exposure to investments in foreign (non-U.S.) securities. “Foreign securities” include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or issued by foreign supra-national entities.

Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

¡	transaction charges for currency exchange;

¡	greater difficulties in commencing lawsuits;

¡	higher brokerage commission rates than in the United States;

¡	increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

¡	unfavorable differences between the U.S. economy and foreign economies.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes efforts to stay informed of foreign reporting requirements relating to the Fund’s foreign portfolio securities (e.g., through Fund’s brokerage contacts and the Fund’s custodial network), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Additional Information Regarding Leverage. The Fund may use leverage. Although the use of leverage may create an opportunity for increased returns of the Fund, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact the Fund’s business and results of operation and have important adverse consequences to the Fund’s investments. The loss on leverage transactions may substantially exceed the initial investment.

The terms of financing arrangements entered into by the Fund may restrict the Fund’s operating flexibility, including covenants that, among others, may limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) engage in certain transactions. If the Fund secures its leverage through the pledging of collateral, the Fund may, if the Fund is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, be subject to risk that it is required to surrender its collateral and that such collateral may be liquidated at inopportune times or at prices that are not favorable to the Fund and cause significant losses. If a lender seizes and liquidates pledged collateral, such collateral may be sold at distressed price levels. The Fund will fail to realize the full value of such asset in a distressed sale.

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The Fund may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund.

If the Fund cannot generate sufficient cash flow from investments, it may need to refinance all or a portion of indebtedness on or before maturity. During the economic downturn that began in 2008, the U.S. capital markets experienced historic dislocations and liquidity disruptions, which caused financing to be unavailable in many cases and, even if available, caused the cost of prospective financings to increase. These circumstances have materially impacted liquidity in the debt markets, making financing terms for borrowers able to find financing less attractive, and in many cases have resulted in the unavailability of certain types of debt financing. Uncertainty in the debt and equity markets may negatively impact the Fund’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.

Additional Information Regarding Operational Risk. The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber attack”), whether systems of the Fund, the Fund’s service providers, counterparties or other market participants. Power or communications outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, the Fund’s service providers or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. In addition, cyber attacks, disruptions or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its service providers may also incur substantial costs for cyber-security risk management in order to prevent or mitigate cyber-security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational (both human and systematic) and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value. In addition, cyber attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in, among other things, the Fund’s inability to buy or sell certain securities or financial instruments or to accurately price its investments. The Fund cannot directly control any cyber-security plans or systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Money Market Instruments. The Fund can invest in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes or for other purposes. Money market instruments may have fixed, variable or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its

27

agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the United States, such as Government National Mortgage Association pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association (“Fannie Mae”) bonds and Federal Home Loan Mortgage Corporation (“Freddie Mac”) obligations. Others are supported only by the credit of the entity that issued them. Securities issued by Fannie Mae and Freddie Mac are also supported by commitments from the U.S. Treasury to purchase certain of those agencies’ securities during market conditions in which the U.S. Treasury deems it necessary for the promotion of market stability. In September 2008, the Federal Housing Finance Agency, an independent regulatory agency, placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Department of Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. The preferred stock purchase agreement was designed to ensure that each company maintain a positive net worth, be able to meet its outstanding obligations, and continue providing liquidity to the mortgage market.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

Zero-Coupon Securities. The Fund can invest in zero-coupon securities. Zero-coupon U.S. government securities will typically be U.S. Treasury notes and U.S. Treasury bonds that have been stripped of their interest coupons or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

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The Fund’s investment in zero-coupon securities may cause the Fund to recognize income for federal income tax purposes without a corresponding receipt of cash; this can require the Fund to dispose of investments, including when not otherwise advantageous to do so, to meet distribution requirements.

The Fund may also invest in zero-coupon and delayed interest securities, and “stripped” securities of U.S. and foreign corporations and of foreign government issuers. These are similar in structure to zero-coupon and “stripped” U.S. government securities, but in the case of foreign government securities may or may not be backed by the “full faith and credit” of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

Foreign Government Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities. In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Controlled Foreign Corporations and Passive Foreign Investment Companies. The Subsidiaries will be and many or most of the other foreign issuers in which the Fund invests may be controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. A U.S. person that owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” of such foreign corporation for purposes of the CFC provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund is a U.S. Shareholder of a foreign issuer in which it invests (directly or indirectly) and a sufficient portion of the voting interests in or total value of such foreign issuer is held directly, indirectly, or constructively by the Fund, individually or together with other U.S. Shareholders, that issuer will be treated as a CFC, in which case the Fund will generally be required to take into account each year, as ordinary income, its share of certain amounts of that issuer’s income, whether or not the foreign issuer distributes such amounts to the Fund. Investments by the Fund in CFCs could cause the Fund to recognize taxable income in excess of cash generated by such investments, potentially requiring the Fund to borrow money or to dispose of certain investments to make the distributions required to qualify for treatment as a RIC under Subchapter M of Chapter 1 of the Code and to eliminate a Fund-level tax and could affect the amount, timing and character of the Fund’s distributions.

Under U.S. federal income tax laws, passive foreign investment companies (“PFICs”) are those foreign corporations which generate primarily “passive” income. For federal income tax purposes, a foreign corporation is a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Subject to the limits under the 1940 Act, the Fund may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit all direct foreign investment. Foreign mutual funds are generally PFICs, since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Fund may invest in, such as issuers of “event-linked” bonds and other interests, may also be considered PFICs. A foreign issuer in which the Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a CFC and the Fund is a U.S. Shareholder thereof. Investments in PFICs potentially (i) accelerate the recognition of income without the receipt of cash, (ii) increase the amount required to be

29

distributed by the Fund to qualify as a RIC or eliminate a Fund-level tax, (iii) result in a higher percentage of Fund distributions treated as ordinary income or (iv) subject the Fund to a Fund-level tax that cannot be eliminated through distributions.

Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

For additional information, see “Tax Status” below.

Other “Stripped” Securities. In addition to buying stripped Treasury securities (as described herein), the Fund can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security’s principal or interest payments. These are a form of derivative investment.

Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” Strips can be created for pass-through certificates or collateralized mortgage obligations (CMOs).

The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Additional Information Regarding Small and Mid-Capitalization Investing. The Fund may gain exposure to the securities of small capitalization companies, ETFs whose portfolios consist primarily of common stocks of small-capitalization companies, mid-capitalization companies, recently organized companies and derivative instruments related to those securities. Historically, such securities, and particularly securities of smaller capitalization companies, have been more volatile in price than those of larger capitalization, more established companies. Many of the risks that apply to small capitalization companies also apply to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel. The equity securities of small capitalization companies are often traded over the counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Fund or entities in which the Fund obtains exposure may be required to dispose of such securities or remain in a short position over a longer (and potentially less favorable) period of time than is required to dispose of or close out of a short position with respect to the securities of larger, more established companies. Investments in equity or debt instruments issued by small capitalization companies may also be more difficult to value than other types of securities because of the

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foregoing considerations as well as, if applicable, lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Additional Information Regarding Equity Securities. The Fund may invest directly or indirectly in public or private equity securities, including common stock, preferred stock, convertible stock and/or warrants. Equity investments may afford the Fund voting rights as well as the opportunity to receive dividends and/or capital appreciation, although warrants, which are options to purchase equity securities at specific prices valid for a specific period of time, typically have no voting rights, receive no dividends and have no rights with respect to the securities of the issuer unless and until they are exercised for the underlying equity securities. The Fund may also invest directly or indirectly in equity securities of both foreign and U.S. companies. These equity investments may take any of the following forms:

Common Stock. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure.

Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline. Preferred stock may pay fixed or adjustable rates of return. Preferred stock generally pays a dividend and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Rights and Warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their values do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and certain other distinguishing features. Rights and warrants are typically distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer unless and until they are exercised for the underlying equity securities.

Convertible Securities. Convertible securities are debt securities or preferred stock that may be converted in whole or in part into common stock or other equity securities. Their prices do not necessarily move parallel to the prices of the underlying securities. Convertible securities generally have no voting rights. The value of a convertible security is a function of its “bond value,” which is the value of the debt or preferred stock component of the security, and its “conversion value,” which is the value of the right to convert the securities into common stock or other equity securities. The bond value will likely increase when interest rates fall and decrease when interest rates rise, and the conversion value will likely increase when the value of the underlying equity security increases and decrease when the value of the underlying equity security decreases. If the bond value is relatively high compared to the conversion value, the security will behave more like a debt security, and if the conversion value is relatively high compared to the bond value, the security will behave more like an equity security.

Additional Information Regarding Risks of Investing in Equities. Equities fluctuate in price, and their short-term volatility at times may be great. Many factors can affect a particular equity security’s price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or its industry. To the extent that the Fund obtains exposure to equity securities, the value of the Fund’s portfolio will be affected by changes in the stock markets. Market risk can affect the Fund’s net asset value per share, which will fluctuate as the values of the Fund’s portfolio securities change. The prices of individual equity securities do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from one another. The value of

31

preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

American Depositary Receipts. ADRs, or American Depositary Receipts, are dollar-denominated depositary receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the counter in the United States. Investing in these instruments exposes the Fund to credit risk with respect to the issuer of the ADR, in addition to the risks of the underlying foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of ADRs will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such ADRs, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Exchange-Traded Funds. The Fund may invest directly or indirectly in ETFs, which are investment companies or special purpose trusts typically designed to provide investment results that generally correspond (on a direct basis or on a multiple, inverse or multiple inverse basis) to the performance of an index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments.

Investments in ETFs are subject to the same risks as investments in other investment companies, as described above. Certain risks of investing in an index-based ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index) and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. The values of ETFs are subject to change as the values of their component assets fluctuate according to market volatility. ETFs may trade in the secondary market at a discount from their NAVs. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance. Furthermore, there may be times when the exchange halts trading, in which case the investors owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. As a result of mathematical compounding and because most leveraged and inverse ETFs have a single day investment objective to track the performance of an index or a multiple thereof, the performance of an ETF for periods greater than a single day is likely to be either greater than or less than the index performance, before accounting for the ETF’s fees and expenses. Compounding will cause longer term results to vary from the return of the index for leveraged and inverse ETFs, particularly during periods of higher index volatility.

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Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Exchange-Traded Notes (“ETNs”). An investment in an ETN involves risks, including possible loss of principal. ETNs are a type of structured note, and are unsecured debt securities that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment and illiquidity. Additionally, the investor fee will reduce the amount of return at maturity or upon redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and broker-dealers, with the Fund as the initial purchaser of securities held by the banks or broker-dealers. It might do so with temporarily available cash (e.g., pending the investment of the proceeds from sales of Fund shares or pending the settlement of portfolio securities transactions) or for temporary defensive purposes. In this case, a repurchase agreement is a contract under which the Fund acquires a security, typically for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to any coupon rate on the purchased security. Approved sellers for repurchase agreements on U.S. government securities include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Adviser from time to time. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms or that the instrument may not perform as expected. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements, subject to any limitations on illiquid investments.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and brokers, with the Fund as the initial seller of securities to the banks or brokers. In this case, a reverse repurchase agreement involves a sale by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities.

If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a security with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms or that the instrument may not perform as expected.

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“When-Issued” and “Delayed-Delivery” Transactions. The Fund may invest in securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” (or “forward-commitment”) basis. “When-issued” and “delayed-delivery” are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund’s purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund identifies on its books liquid assets at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Bank Loans. The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund may hold an interest in a loan through another financial institution, and in such cases would be purchasing a “participation” in the loan. The Fund also may purchase loans by assignment from another lender, and in such cases would act as part of a lending syndicate. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, typically including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower as well as the financial

34

institution from which it purchases the participation interest. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions and responsiveness to changes in business conditions and interest rates. The Adviser generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest generally are not rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Adviser’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates — i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment and the risk of inadequate collateral. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations.

In addition, when holding a loan participation, the Fund is subject to the credit risk of the intermediary financial institution. If the Fund holds its interest in a loan through another financial institution, the Fund likely would not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Fund relies on a financial institution to administer a loan, the Fund is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Investment in Relatively New Issuers. The Fund may occasionally gain exposure to the equities of selected new issuers. Direct or indirect investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies also may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Adjustable Rate and Auction Preferred Securities. The Fund may invest in adjustable rate or auction rate preferred securities. Typically, the dividend rate on an adjustable rate preferred security is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the security. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the security. The dividend rate on

35

other preferred securities, commonly known as auction preferred securities, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such securities and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred securities currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred securities generally are adjusted or reset frequently, the market values of these preferred securities still may fluctuate in response to changes in interest rates. Market values of adjustable preferred securities also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular security is approached.

Illiquid Securities. Illiquid investments include investments that the Adviser reasonably expects cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment. The Fund may hold illiquid securities, including, among other instruments, securities of private issuers, securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price or time. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Additional Information Regarding Borrowing Risk. The Fund may borrow to meet redemption requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s investment portfolio may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, result in higher borrowing costs to the Fund or less favorable terms under the arrangement because such securities are higher risk instruments. As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement. If so, the Fund may not meet its investment objective.

Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

The historical portfolio turnover rate for the Fund is shown under the heading “Financial Highlights” in the Fund’s Prospectus.

Investment Restrictions

Fundamental Investment Restrictions. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50%

36

of the outstanding shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund. Under these restrictions, the Fund:

(1) may issue senior securities to the extent permitted by applicable law;

(2) may borrow money to the extent permitted by applicable law;

(3) may underwrite securities to the extent permitted by applicable law;

(4) may purchase or sell real estate to the extent permitted by applicable law;

(5) may make loans to the extent permitted by applicable law;

(6) may purchase or sell commodities to the extent permitted by applicable law; and

(7) may not invest more than 25% of its net assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Where applicable, the foregoing investment restrictions shall be interpreted based on the applicable rules, regulations and pronouncements of the Commission and its Staff.

Summary of 1940 Act Restrictions on Certain Activities

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, except that with respect to Fundamental Investment Restriction (2) above, the Fund will take steps to restore the asset coverage ratio required under applicable law within three days after such deficiency occurs (excluding Sundays and holidays) or such longer period as may be permitted by applicable regulations. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Board. As an open-end investment company, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Temporary Defensive Positions

Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The Fund may adopt defensive strategies when the Adviser believes securities in which the Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of the Fund’s portfolio holdings that are not publicly available (“Confidential Portfolio Holdings”) and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

The holdings of the Fund currently are disclosed in quarterly filings with the Commission on Form N-PORT as of the end of the first and third quarters of the Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the Fund’s fiscal year. In addition, the Fund may disclose to the general public its holdings information from time to time.

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The Trust may disclose Confidential Portfolio Holdings to certain persons, including shareholders of the Trust (including shareholders of record of indirect investments in the Fund through another fund managed by the Adviser), qualified potential shareholders as determined by the Adviser (including qualified potential shareholders who are considering an indirect investment in the Fund through another fund managed by the Adviser), and their consultants or agents (“Permitted Recipients”). This information may be made available as soon as the business day following the date to which the information relates.

Except as otherwise noted, to receive Confidential Portfolio Holdings, Permitted Recipients must enter into a confidentiality agreement with the Adviser and the Trust that requires that the Confidential Portfolio Holdings be used solely for purposes determined by senior management of the Adviser to be in the best interest of the shareholders of the Fund.

If the Adviser becomes aware that a recipient has or is likely to violate the terms of a confidentiality agreement regarding Confidential Portfolio Holdings, the Adviser shall cease providing such information to such recipient.

If an employee of the Adviser identifies a potential conflict with respect to the disclosure of Confidential Portfolio Holdings between the interest of the Fund’s shareholders, on the one hand, and the Adviser or an affiliated person of the Adviser or the Fund, on the other, the Adviser is required to inform the Trust’s Chief Compliance Officer (“CCO”) of the potential conflict, and the CCO has the power to decide whether, in light of the circumstances, disclosure should be permitted.

The Trust may also disclose Confidential Portfolio Holdings on a selective basis if the CCO (or an individual designated by the CCO) approves the disclosure and determines that: (i) there is a legitimate business purpose for such disclosure; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) the disclosure is in the best interests of Fund shareholders.

Notwithstanding the foregoing, Confidential Portfolio Holdings of the Fund may generally be made available more frequently and prior to its public availability (i) to the Adviser, the Fund’s administrator, custodian, principal underwriter and certain other service providers (such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, ratings and rankings agencies and other unaffiliated third parties or their affiliates that provide services and may require Confidential Portfolio Holdings to provide services to the Fund) (collectively, “Service Providers”); (ii) to an accounting firm, an auditing firm or outside legal counsel retained by the Service Providers, their affiliates, or the Fund; (iii) to certain Fund affiliates; (iv) as required by law and (v) to any other party for a legitimate business purpose upon waiver or exception with the approval of the CCO.

The policies and procedures of the Fund provide that none of the Fund, its service providers, the Adviser, or any other party may receive compensation in connection with the disclosure of Confidential Portfolio Holdings.

The Adviser has primary responsibility for ensuring that the Fund’s Confidential Portfolio Holdings are disclosed only in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Holdings.

MANAGEMENT OF THE FUND

Board of Trustees

The business and affairs of the Fund are managed under the oversight of the Board subject to the laws of the State of Delaware and the Trust’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). The Trustees are responsible for oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors those risks on an ongoing basis; how Fund

38

management develops and implements controls to mitigate those risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know or guard against all risks, nor are the Trustees guarantors against risk. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.”

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings, including in-person or telephonic meetings, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. At these meetings, officers of the Trust provide the Board (or one of its committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, audit results and insurance and fidelity bond coverage. In addition, it is expected that the Independent Trustees meet at least annually to review, among other things, investment management agreements and certain plans and other agreements and to consider such other matters as they deem appropriate.

The Board has established two standing committees — an Audit Committee and a Valuation Committee — to assist the Board in its oversight of risk as part of its broader oversight of the Fund’s affairs. The Committees, both of which are comprised solely of the Board’s Independent Trustees, are described below. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board does not have a lead Independent Trustee. The Board, taking into consideration its oversight responsibility of the Fund, including the Fund’s regular use of fair valuation and the Board’s extensive experience overseeing the development and implementation of fair valuation processes, believes that its leadership structure is appropriate. In addition, the Board’s use of Committees (each of which is chaired by an Independent Trustee with substantial industry experience) and the chair’s role as chief executive officer of the Adviser, serve to enhance the Board’s understanding of the operations of the Fund and the Adviser.

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, One Vanderbilt Avenue, 65th Floor, New York, New York 10017.

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Independent Trustees

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years
Jeffery Ekberg (1965)	Trustee	since 2012	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	51	None.

Daniel Charney (1970)	Trustee	since 2012	Co-President, Cowen and Company, Cowen Inc. (financial services firm) since 2012	51	None.

Interested Trustee

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years
Ross Stevens(3) (1969)	Trustee, Chairman	since 2012	Founder and Chief Executive Officer of Stone Ridge since 2012	51	None.

(1)	Each Trustee serves until resignation or removal from the Board.
(2)

The Fund Complex includes the Trust and Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045, other investment companies managed by the Adviser.

(3)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Additional Information About the Trustees.

Jeffery Ekberg — Through his experience as a senior officer, director and accountant of financial and other organizations, Mr. Ekberg contributes experience overseeing financial and investment organizations to the Board. The Board also benefits from his previous experience as a member of the board of other funds.

Daniel Charney — Through his experience as a senior officer of financial and other organizations, Mr. Charney contributes his experience in the investment management industry to the Board.

Ross Stevens — Through his experience as a senior executive of financial organizations, Mr. Stevens contributes his experience in the investment management industry to the Board.

Additional Information About the Board’s Committees. The Trust has an Audit Committee and a Valuation Committee. The members of both the Audit Committee and the Valuation Committee consist of all the Independent Trustees, namely Messrs. Ekberg and Charney. Mr. Ekberg is the Audit Committee Chair and has been designated as the Audit Committee financial expert. Mr. Charney is the Valuation Committee Chair.

In accordance with its written charter, the Audit Committee’s primary purposes are: (1) to oversee the Trust’s accounting and financial reporting policies and practices, and its internal controls and procedures; (2) to oversee

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the quality and objectivity of the Trust’s and the Fund’s financial statements and the independent audit thereof; (3) to oversee the activities of the CCO; (4) to oversee the Trust’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, and the Trust’s implementation and enforcement of its compliance policies and procedures thereunder; (5) to oversee the Trust’s compliance with applicable laws in foreign jurisdictions, if any; and (6) to oversee compliance with the Code of Ethics by the Trust and the Adviser.

The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee met four times during the fiscal year ended October 31, 2022.

The Valuation Committee also operates pursuant to a written charter. The duties and powers, to be exercised at such times and in such manner as the Valuation Committee shall deem necessary or appropriate, are as follows: (1) reviewing, from time to time, the Trust’s valuation policy and procedures (the “Valuation Policy”), which Valuation Policy serves to establish policies and procedures for the valuation of the Fund’s assets; (2) making any recommendations to the Trust’s audit committee and/or the Board regarding (i) the functioning of the Valuation Policy, or (ii) the valuation(s) of individual assets; (3) consulting with the Adviser regarding the valuation of the Fund’s assets, including fair valuation determinations of any such assets; (4) periodically reviewing information regarding fair value and other determinations made pursuant to the Trust’s valuation procedures; (5) reporting to the Board on a regular basis regarding the Valuation Committee’s duties; (6) making recommendations in conjunction with the Board’s annual (or other periodical) review of the Trust’s Valuation Policy; (7) periodically reviewing information regarding industry developments in connection with valuation of assets; and (8) performing such other duties as may be assigned to it, from time to time, by the Board. The Valuation Committee met four times during the fiscal year ended October 31, 2022.

Trustee Ownership of the Fund. The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of December 31, 2022. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities that appears below is based on information furnished to the Fund by or on behalf of its Trustees and executive officers.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees
Jeffery Ekberg	Over $100,000	Over $100,000
Daniel Charney	Over $100,000	Over $100,000
Interested Trustee
Ross Stevens(2)	Over $100,000	Over $100,000

(1)

Family of Investment Companies includes the Trust and Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045, other investment companies managed by the Adviser.

(2)	Beneficial ownership through the Adviser’s or its affiliates’ investments in the Fund.

Other than as disclosed in the following table, none of the Independent Trustees or their family members beneficially owned any class of securities of the Adviser or principal underwriter of the Fund, or a person (other

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than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund, as of December 31, 2022.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Daniel Charney	Self	New York Digital Investment Group LLC(1)	Class B2	$1,142,592	0.13%
Jeffery Ekberg	Self	New York Digital Investment Group LLC	Class B2	$571,296	0.06%

(1)	New York Digital Investment Group LLC is under common control with the Adviser.

Compensation of Board Members. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer. Each such Trustee’s compensation is invested in Stone Ridge funds. The Trust does not pay retirement benefits to its Trustees and officers. The Fund pays a portion of the compensation of the CCO. Other officers and Interested Trustees of the Trust are not compensated by the Fund. The following table sets forth compensation received by the Independent Trustees for the Fund’s fiscal year ended October 31, 2022:

Independent Trustees	Aggregate Compensation From the Fund	Total Compensation From the Fund Complex(1) Paid to Trustee
Jeffery Ekberg	$14,099	$350,000
Daniel Charney	$14,099	$350,000

(1)

The Fund Complex includes the Trust and Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045, other investment companies managed by the Adviser.

Officers of the Trust

Name (Year of Birth) and Address(1) (2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2012	Founder and Chief Executive Officer of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016.

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2018	Supervising Fund Controller at the Adviser, since 2015.

Alexander Nyren (1980)	Assistant Secretary	since 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

Leson Lee (1975)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2018.

Domingo Encarnacion (1983)	Assistant Treasurer	since 2020	Tax Manager at the Adviser, since 2016.

(1)	Each officer’s mailing address is c/o Stone Ridge Asset Management LLC, One Vanderbilt Avenue, 65th Floor, New York, NY 10017.
(2)	Each of the officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each officer is indefinite.

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Code of Ethics. The Trust and the Adviser have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. This code of ethics permits the personnel of these entities to make personal investments under some circumstances, including in assets or instruments that the Fund may purchase or hold.

The code of ethics is available on the EDGAR database of the Commission’s website at www.sec.gov. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by e-mail request to publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Attached as Appendix B to this SAI is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 is available without charge, (1) upon request, by calling (855) 609-3680, and (2) on the Commission’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or is known by the Fund to own of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. A control person is one who owns beneficially, either directly or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of January 31, 2023, (i) no person was known by the Fund to be a control person of the Fund, and (ii) the following persons owned of record or beneficially more than 5% of the outstanding shares of a particular class of the Fund:

Class I Shares

Name and Address	% Ownership of Class	% Ownership of Fund	Parent	Jurisdiction	Type of Ownership(1)
Charles Schwab & Co 211 Main St. San Francisco, CA 94105	54.37%	51.97%	The Charles Schwab Corporation	DE	Record

National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310-1995	24.61%	26.89%	Fidelity Group Brokerage Group, Inc.	DE	Record

TD Ameritrade, Inc. 200 S. 108th Ave. Omaha, NE 68154	15.91%	16.36%	N/A	N/A	Record

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Class J Shares

Name and Address	% Ownership of Class	% Ownership of Fund	Parent	Jurisdiction	Type of Ownership(1)
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310-1995	58.04%	26.89%	Fidelity Global Brokerage Group, Inc.	DE	Record

TD Ameritrade, Inc. 200 S. 108th Ave. Omaha, NE 68154	22.52%	16.36%	N/A	N/A	Record

Charles Schwab & Co 211 Main St. San Francisco, CA 94105	19.34%	51.97%	The Charles Schwab Corporation	DE	Record

(1)

“Record Ownership” means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” Beneficial ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”

As of January 31, 2023, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Stone Ridge Asset Management LLC is the Adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. The manager of the general partner of the managing member of the Adviser is Ross Stevens.

Stone Ridge Asset Management LLC serves as the Adviser of the Fund pursuant to an investment management agreement. The investment management agreement has an initial term of two years from its effective date and continues in effect with respect to the Fund (unless terminated sooner) if its continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of the Fund. The investment management agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Adviser. The investment management agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Fund’s investment management agreement, the Adviser agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and continuously review, supervise and administer the investment program of the Fund. The Adviser bears its own operating and overhead expenses attributable to its duties under the investment management agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses), except that the Fund bears travel expenses (or an appropriate portion thereof) of Trustees or Fund officers who are partners, directors, trustees or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto, and the Fund bears all or a portion of the expenses related to the Trust’s CCO, as may be approved by the Board from time to time.

The Fund bears all other costs of its operations, including ordinary administrative and operating expenses, including the management fee and all expenses associated with the pricing of Fund assets; risk management expenses; ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing and settlement costs),

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custodial costs and interest charges; professional fees (including expenses of consultants, experts and specialists); fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares; expenses in connection with the filing of Form PQR; compensation of members of the Board of Trustees who are not directors, officers or employees of the Adviser or of any “affiliated person” (other than a registered investment company) of the Adviser; legal expenses (including legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares); accounting and auditing expenses incurred in preparing, printing and delivering all reports (including such expenses incurred in connection with any Fund document) and tax information for shareholders and regulatory authorities; and all filing costs, fees, travel expenses and any other expenses directly related to the investment of the Fund’s assets. The Fund will pay any extraordinary expenses it may incur, including any litigation expenses.

As compensation for its advisory services, the Fund pays the Adviser a fee, computed daily and paid monthly in arrears, at the annual rate of (i) 0.00% of the Fund’s average daily net assets invested in any fund advised by the Adviser and (ii) 1.50% of the Fund’s average daily net assets invested in other investments.

Under the terms of the investment management agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The Adviser contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund or a Class thereof (including organizational and offering expenses, but excluding the Fund’s investment management fee, financial intermediary fees and expenses (including shareholder servicing fees and expenses, sub-transfer agency servicing fees and expenses and fees and expenses for custodial services rendered to shareholders), brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the total annualized expenses, other than Excluded Expenses, of the applicable Class to 0.40% of the average daily net assets attributable to such Class.

The Adviser shall be entitled to recoup in later periods expenses attributable to a Class that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that expenses for the Class of shares (including offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed.

The Fund paid the following fees to the Adviser during the most recent three fiscal years ended October 31:

	Fiscal period ended October 31, 2020	Fiscal year ended October 31, 2021	Fiscal year ended October 31, 2022
Gross Advisory Fees Accrued	$72,051	$980,979	$3,087,428
Fees Waived/Expenses Reimbursed	$(325,656)	$(1,388,393)	$(1,046,965)
Net Advisory Fees Paid	$0	$0	$2,040,463

For the fiscal period ended October 31, 2020, the Adviser did not recoup any advisory fees or expenses. For the fiscal year ended October 31, 2021, the Adviser recouped, pursuant to its expense limitation agreement, advisory fees that it had previously waived and/or expenses that is had previously borne in the amount of $37,786. For the fiscal year ended October 31, 2022, the Adviser did not recoup any advisory fees or expenses.

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Portfolio Managers

Daniel Cook, Paul Germain, Eric Hsu, Benjamin Robbins, Li Song and Allen Steere are jointly and primarily responsible for the day-to-day management of the Fund. The following tables set forth certain additional information with respect to the Portfolio Managers. The information is as of October 31, 2022.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel Cook	1	$492	14	$7,181	5	$7,669
Paul Germain	5	$6,068	11	$5,344	5	$7,669
Eric Hsu	1	$492	15	$7,221	3	$4,959
Benjamin Robbins	3	$2,862	2	$369	0	$0
Li Song	2	$492	0	$0	0	$0
Allen Steere	2	$492	0	$0	0	$0

(1)	Includes the Fund.

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel Cook	0	$0	0	$0	0	$0
Paul Germain	0	$0	0	$0	0	$0
Eric Hsu	0	$0	0	$0	0	$0
Benjamin Robbins	0	$0	1	$369	0	$0
Li Song	0	$0	0	$0	0	$0
Allen Steere	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, conflicts of interest arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities

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or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund. In addition, investors in, or the owners of, certain accounts managed by the Adviser are also investors in the Adviser or its affiliates and/or have indicated an intention to invest additional assets in accounts managed by the Adviser and for which the Adviser will receive a management fee, performance allocation or incentive fee.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time. Because the aforementioned considerations may differ between the Fund and other accounts, the investment activities of the Fund and other accounts may differ considerably from time to time. In addition, the Fund could be disadvantaged because of activities conducted by the Adviser or its affiliates for their

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other accounts, or by the Adviser or its affiliates for their own accounts, as a result of, among other things, the difficulty of liquidating an investment for more than one account where the market cannot absorb the sale of the combined positions.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them or on behalf of clients that are similar to or different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

Selection of Service Providers. The Adviser or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser or its affiliates with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to the Adviser or its affiliates in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates. Capital that the Fund invests in issuers of insurance-linked securities may be invested by that issuer in other strategies managed by the Adviser or its affiliates, and the Adviser or its affiliates may earn a management fee in connection with managing those strategies. To the extent that the Adviser or its affiliates know that the issuer has the ability to invest capital from the Fund in strategies managed by the Adviser or its affiliates, this creates an incentive for the Adviser to invest the Fund’s assets in such securities. In addition, insurance and reinsurance companies that are counterparties to issuers of insurance-linked securities in which the Fund invests invest in the Adviser or its affiliates or in other funds or accounts managed by the Adviser or its affiliates, which could create an incentive for the Adviser to invest the Fund’s assets in such securities.

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Affiliates of the Adviser own and trade bitcoin and bitcoin-related derivatives for their own account, and in the ordinary course of their business provide bitcoin-focused asset management, custody, trading, financing and technology services to their clients. The Fund may invest in pooled investment vehicles that invest directly or indirectly in bitcoin, and such pooled investment vehicles may engage one or more affiliates of the Adviser as service providers (e.g., for bitcoin custody or execution services). These affiliates of the Adviser would receive compensation in exchange for their services, which creates a potential conflict of interest by giving the Adviser an incentive to invest in pooled investment vehicles that use one or more of the Adviser’s affiliates as service providers rather than in pooled investment vehicles that utilize unaffiliated service providers, even if investing in the latter would be better for the Fund (i.e., with lower costs and/or less tracking error with respect to the price of bitcoin).

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers, lenders and/or counterparties, the Adviser and its related parties engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund. Certain employees of the Adviser, including certain Portfolio Managers, also have responsibilities relating to the business of one or more related parties. These employees are not restricted in the amount of time that may be allocated to the business activities of the Adviser’s related parties, and the allocation of such employees’ time between the Adviser and its related parties may change over time.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the Adviser differ among the accounts that it manages. The structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), which means the Adviser might be motivated to help certain accounts over others. In addition, a Portfolio Manager or the Adviser might be motivated to favor accounts in which such Portfolio Manager has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser to lend preferential treatment to those accounts that could most significantly benefit the Adviser.

Investments in the Fund by the Adviser. The Adviser or its affiliates purchase shares from the Fund from time to time, and may hold a material position in the Fund. The Adviser or its affiliates face conflicting interests in determining whether, when and in what amount to redeem Fund shares. If the Adviser or its affiliate redeems a significant amount of Fund shares, this may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so.

Investments in Other Funds Advised by Stone Ridge. As described in the Prospectus, the Fund may invest in the Reinsurance Fund, which is also advised by Stone Ridge. To the extent the Fund invests in the Reinsurance Fund, Stone Ridge faces conflicting interests in determining whether, when and in what amount the Fund should redeem Reinsurance Fund shares. If the Fund redeems a significant amount of Reinsurance Fund shares, this may adversely affect the Reinsurance Fund’s performance to the extent the Reinsurance Fund is required to sell investments at a time or price at which it would not otherwise do so. On the other hand, if the Fund were to fail to redeem Reinsurance Fund shares at the time and in the amount that Stone Ridge believes is in the Fund’s best interests, the Fund could be adversely impacted if the Reinsurance Fund experiences losses or if the Fund instead sells other, higher-performing investments in order to generate liquidity. In addition, if the Fund spreads its redemption activity out over a longer period of time to manage the potential impact on the Reinsurance Fund, it could have the effect of increasing or decreasing the price received by the Fund in the redemption than if the transaction were executed all at once, which could also adversely affect the Fund’s performance.

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Investments by Adviser or Related Entities. The Adviser, its affiliates and/or related entities have made investments for their own account in assets in which the Fund invests in order to test the investment strategies and/or the related infrastructure and the Fund’s service providers. The Adviser, its affiliates and/or related entities may also make new investments in securities or other instruments appropriate for investment by the Fund following the commencement of investment operations. In addition, the Adviser has made, and may from time to time make, investments in one or more issuers from or to which Stone Ridge may buy or sell securities for the Fund’s account. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

Certain Potential Conflicts Relating to Expenses. The allocation of fees and expenses among the Fund and other funds or accounts advised by the Adviser will often require the Adviser to exercise its discretion to select an allocation method it determines to be appropriate in light of the particular facts and circumstances. The Adviser will be subject to conflicts of interest in making such determinations, and there can be no assurance that any allocations (i) will reflect an entity’s pro rata share of such expenses based on the amounts invested (or anticipated to be invested) and/or the market value of the investment held (or anticipated to be held) by each fund advised by the Adviser, or (ii) will be in proportion to the number of participating funds advised by the Adviser or the proportion of time spent on each such fund. Similarly, the determination of whether an expense (for instance, the fees and expenses of service providers who work on Fund-related matters) is appropriately borne by the Fund (or a specific class of shares) or the Adviser often cannot be resolved by reference to a pre-existing formula and will require the exercise of discretion, and the Adviser will be subject to conflicts of interest in making such determinations.

Portfolio Manager Compensation

Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

Portfolio Manager Securities Ownership

As of October 31, 2022, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Daniel Cook	$1 - $10,000
Paul Germain	$1 - $10,000
Eric Hsu	$1 - $10,000
Benjamin Robbins	$100,001 - $500,000
Li Song	$100,001 - $500,000
Allen Steere	$10,001 - $50,000

Principal Underwriter

Subject to the conditions described in the “Shareholder Information” section of the Prospectus, shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement (the “Distribution Agreement”) between the Distributor and the Trust, on behalf of the Fund. Pursuant to the Distribution Agreement, the Distributor shall devote its best efforts to effect sales of shares of the Fund but shall not be obligated to sell any certain number of shares. The Distributor receives no compensation from the Fund for distribution of the Fund’s shares.

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Other Service Providers

Administrator. The Trust has entered into an administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”) pursuant to which the Administrator provides administrative services to the Fund. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the administration agreement, the Administrator shall not be held liable except for a loss arising out of the Administrator’s refusal or failure to comply with the terms of the administration agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under the administration agreement.

U.S. Bank Global Fund Services also serves as fund accountant to the Fund under a separate agreement with the Trust and is responsible for calculating the Fund’s total NAV, total net income and NAV per share of the Fund on a daily basis.

The Fund paid the following administration and fund accounting fees to the Administrator during the most recent three fiscal periods ended October 31.

Fiscal Period Ended October 31, 2020	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2022
$21,633	$225,910	$308,642

Transfer Agent/Dividend Disbursing Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”), is the transfer agent for the Fund’s shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Custodians. U.S. Bank NA (“U.S. Bank”), located at 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, and Millennium Trust Company, LLC (“Millennium,” and, together with U.S. Bank, the “Custodians”), located at 2001 Spring Rd #700, Oak Brook, Illinois 60523, are the Fund’s co-custodians. As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, each Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities of the Fund. Each Custodian also maintains certain accounts and records of the Fund. Millennium also serves as the custodian for certain assets held by the Fund’s subsidiaries.

Independent Registered Public Accounting Firm. Ernst & Young LLP serves as the Fund’s independent registered public accountant. Ernst & Young LLP provides audit services and assistance and consultation in connection with the review of Commission filings and certain tax compliance services. Ernst & Young LLP is located at 700 Nicollet Mall, Suite 500, Minneapolis, Minnesota 55402.

Counsel. Ropes & Gray LLP serves as counsel to the Fund, and is located at 800 Boylston Street, Boston, Massachusetts 02199.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund and does

51

not address all aspects of taxation that may apply to shareholders or to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund currently intends to elect to be treated and to qualify and be treated as a RIC under Subchapter M of Chapter 1 of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund generally must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described in (b)(ii) above.

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Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on its income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be a “C corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund may be treated as a “dealer in securities” within the meaning of Section 475(c)(1) of the Code with respect to its alternative lending activities. Section 475 of the Code requires that a dealer must generally “mark to market” all the securities which it holds (except for securities held for investment that the dealer properly identifies as such) at the close of any taxable year. Any gain or loss realized or deemed realized with respect to a security held by a dealer, regardless of whether such gain or loss is realized as a result of an actual disposition or a deemed disposition under the mark-to-market rule, is generally treated as ordinary income or loss. The mark-to-market rule does not apply to any security held for investment that the dealer properly identifies as such.

If the Fund is treated as a dealer in securities, a portion of the investments held by the Fund at the end of each taxable year would be “marked to market” under Section 475 of the Code with the result that unrealized gains or losses would be treated as though they were realized. Such deemed realized gains and losses, as well as gains and losses actually realized during the taxable year due to an actual disposition of a security that would have been marked to market if held at the end of the year, would then generally be treated as ordinary gain or loss. If the Fund is treated as a dealer in securities, such status would potentially affect the amount, timing and character of the Fund’s distributions, including by potentially increasing the amount of distributions that are taxable to shareholders as ordinary income. Even if the Fund is so treated, the mark-to-market rules under Section 475 of the Code likely will not apply to all of the Fund’s investments; in such instances, other rules of the Code, including in some cases the mark-to-market rules of Section 1256 of the Code, would apply to determine the amount, timing and character of income.

The Fund currently intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), any net tax-exempt income and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the

53

retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly

54

reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued proposed regulations that would impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent distributions from the Fund will constitute qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund

55

will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). It is unclear whether or to what extent distributions from the Fund will qualify for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized and undistributed income or gains, which were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether the Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of the Fund will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months. Otherwise, the gain or loss generally will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If the Fund were to be deemed a “nonpublicly offered” RIC as described in “Expenses Subject to Special Pass-Through Rules” below, depending on a shareholder’s percentage ownership in the Fund, a shareholder’s partial redemption of Fund shares could cause the shareholder to be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a

56

dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares, and thereafter as capital gain. Where a redeeming shareholder is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such redemption will be treated as having received a taxable distribution from the Fund.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See “Tax Basis Information” below for more information.

Controlled Foreign Corporations

The Subsidiaries will be and many or most of the other foreign issuers in which the Fund invests may be “controlled foreign corporations” (“CFCs”) for U.S. federal income tax purposes. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” of such foreign corporation for purposes of the CFC provisions of the Code. If the Fund is a “U.S. Shareholder” of a CFC, the Fund will generally be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of the CFC’s “subpart F income” (defined below) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, net payments received with respect to equity swaps and similar derivatives, and certain income attributable to issuing (or reinsuring) of an insurance or annuity contract that Section 953(a)(1) of the Code defines as “insurance income.” Subpart F income is treated as ordinary income and is included in net investment income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent tax years. The Fund’s recognition of any subpart F income from an investment in a CFC will increase the Fund’s tax basis in such CFC. Distributions by the CFC to the Fund will be tax-free, to the extent of the CFC’s previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in the CFC, and any distributions in excess of the Fund’s tax basis in such CFC will be treated as realized gain. To the extent the Fund recognizes subpart F income in excess of actual cash distributions from a CFC, the Fund may be required to borrow money or sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Generally, a foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by U.S. Shareholders. For purposes of taking into account subpart F income of a foreign corporation that is insurance income (as defined above), the foreign corporation is a CFC if, on any day of its taxable year, more than 25% of the voting power or value of its stock is owned (directly, indirectly, or constructively) by U.S. Shareholders and the gross amount of premiums or other consideration in respect of the reinsurance or the issuing of insurance or annuity contracts described in Section 953(a)(1) of the Code exceeds 75% of the gross amount of all premiums or other consideration in respect of all risks.

In general, in order to qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). Under current law, subpart F inclusions from investments in CFCs will constitute “qualifying income” for the purposes of the 90% gross income requirement

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to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies.

Passive Foreign Investment Companies

A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A foreign corporation in which the Fund invests, including a foreign issuer of event-linked bonds, will not be treated as a PFIC with respect to the Fund if such corporation is a CFC (as defined herein) and the Fund is a U.S. Shareholder (as defined herein) thereof.

Equity investments by the Fund in PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances.

Foreign Taxation

Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the close of the taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held, under Code rules, for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

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Investments in Other Investment Companies

If the Fund receives dividends from another investment company, including an ETF and including the Reinsurance Fund, that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from such an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Investments in Securities of Special Purpose Entities

The tax treatment of the Fund’s investments in the securities of special purpose entities that acquire and hold alternative lending-related securities will depend on the terms of such investments and may affect the amount, timing or character of income recognized by the Fund and therefore the amount, timing, or character of distributions to shareholders. Because tax rules applicable to these types of investments are in some cases uncertain, an adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify as a RIC.

Certain Investments in REITs and Mortgage-Related Securities

The Fund may invest in REITs. The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Original Issue Discount, Pay-in-Kind Securities, and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of an inflation-indexed bond will be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally,

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market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.” Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on

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certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. In either case, provided the tax treatment of an option transaction is not governed by Section 1256 of the Code (discussed further below), the gain or loss that may arise in respect of a termination of the Fund’s obligation under the option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as

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short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The Fund’s use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including (“ETNs”) and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

Bitcoin Transactions

The Fund’s use of bitcoin can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from digital assets and digital asset-linked derivatives may not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level. The Fund currently expects to pursue its bitcoin strategy primarily through investments in the Subsidiaries.

If the Fund invests in bitcoin through a pooled investment vehicle there may be certain circumstances in which the Fund may recognize and be required to distribute income without a corresponding receipt of cash (for example in the event a hard fork occurs). Such distributions may be made from the cash assets of the Fund or by

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liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a shareholder that is not a “U.S. Person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) to the extent properly reported by the Fund as (1) interest-related dividends or short-term capital gains dividends, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends or (3) distributions treated as a return of capital with respect to such foreign shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to foreign shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain

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Dividends, interest-related dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a RIC is a QIE.

If an interest in the Fund were a USRPI, a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

Moreover, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and — payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal

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income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation. A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability; provided that the appropriate information is furnished to the IRS.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

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Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agents may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 investors at all times during a taxable year, it is not regularly traded on an established securities market, and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and are, other than in the case of a shareholder that is a RIC that is not “publicly offered,” not deductible by those shareholders under current law.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund also may be appropriate for other accounts managed by the Adviser. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other accounts is considered at or about the same time, transactions in such securities will generally be allocated among the Fund and other accounts in the manner described above under “Potential Conflicts of Interest — Allocation of Investment Opportunities” and “— Conflicts of Interest Among Strategies” above. When the Adviser determines that an investment opportunity is appropriate for the Fund and one or more other accounts, the Adviser will generally

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execute transactions for the Fund on an aggregated basis with the other accounts when the Adviser believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or other transaction costs than might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services

There is generally no stated commission in the case of securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through multiple brokers and dealers. The Adviser will place trades for execution only with approved brokers or dealers. In effecting such purchases and sales, the Adviser seeks the most favorable price and execution of the Fund’s orders. In doing so, the Fund may pay higher commissions than the lowest available when the Adviser believes it is reasonable to do so. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research and brokerage services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser may receive research and brokerage services from broker-dealers with which the Adviser places the Fund’s portfolio transactions. These research and brokerage services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such research and brokerage services even though the receipt of such research and brokerage services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing such other clients. To the extent the Adviser uses such research and brokerage services, it will use them for the benefit of all clients, to the extent reasonably practicable. Currently, the Adviser does not direct portfolio transactions for the Fund to a particular broker-dealer because the broker-dealer provides soft dollar benefits to the Adviser.

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In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the Adviser makes a good faith determination that the commissions are reasonable in relation to the value of brokerage and research services provided, viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to all discretionary accounts.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the Commission, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

The Fund paid the following brokerage commissions during the most recent three fiscal years ended October 31:

Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2022
$1,789	$247,108	$667,548

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings. As of October 31, 2022, the Fund did not hold any securities of its regular brokers or dealers or their parent companies.

DESCRIPTION OF THE TRUST

The Trustees are responsible for the management and supervision of the Trust. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund or other series of the Trust with or without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. Additional series may be added in the future. The Trustees also have authorized the issuance of two classes of shares for the Fund, designated as Class I and Class J. Additional classes of shares may be authorized in the future.

The shares of each class of the Fund represent an equal proportionate interest in the net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the IRS imposes with respect to the multiple- class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

68

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of a majority of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

In the event of liquidation, shareholders of each Class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

The Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust further provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust; however, such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

PURCHASES AND REDEMPTION OF SHARES

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. All checks must be in U.S. Dollars drawn on a domestic bank (i.e., a bank with a branch in the U.S.). The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the transfer agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the Transfer Agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the Transfer Agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or sent via wire or ACH to the bank of record pre-established on the account.

69

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended on October 31, 2022, as filed with the Commission on January 9, 2023 (File No. 811-22761) (the “Annual Report”), are incorporated into this SAI by reference. The financial statements included in the Annual Report have been audited by Ernst & Young LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained at no charge by calling the Fund at (855) 609-3680.

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APPENDIX A

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and S&P Global Ratings.

Moody’s Ratings*

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings*

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-1

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR—This indicates that a rating has not been assigned or is no longer assigned.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

APPENDIX B

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Registered Fund securities. Private Funds or Managed Account Clients may delegate such responsibility to the Adviser.1 As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted this policy as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its Clients and provides Clients with information about how their proxies are voted, contains procedures to mitigate material conflicts of interests between Clients and the Adviser and its affiliated persons when voting proxies.

For the avoidance of doubt, the policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Client, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

Procedures

The policy applies to those Client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for Client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all Clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or the “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies.

With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. The ISS Guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this policy.

[1]	The specific obligations that the Adviser bears depend upon the scope of voting authority assumed by the Adviser.

In certain circumstances, the Proxy Voting Service may use an electronic vote management system to automatically submit the votes to be counted or to populate votes shown on the Proxy Voting Service’s electronic voting platform with its recommendations based on the Adviser’s voting instructions to the Proxy Voting Service. The Proxy Voting Service will provide the Adviser access to any additional soliciting materials filed by an issuer after the Proxy Voting Service has published its recommendations and pre-populated the votes in the electronic vote management system so that the Adviser may consider such information prior to voting a proxy.

The Adviser may determine not to vote a proxy or review additional soliciting materials if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual Client account or in the aggregate with all Client accounts; (2) the cost of voting the proxy or reviewing additional soliciting materials outweighs the possible benefit to the applicable Client account, including situations where a jurisdiction imposes share blocking restrictions that may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy or review additional soliciting materials.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a Client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the Client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

Conflicts of Interest

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest, as the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the Client’s best interests.

Review

The Adviser will supervise and periodically review its proxy voting activities and the implementation of this policy, including with respect to the Proxy Voting Service’s capabilities.

Registered Fund Disclosure Requirements

The Registered Funds will disclose in their SAIs and for closed-end funds, in item 7 of the Form N-CSR, a description of their policies and procedures used to determine how to vote proxies relating to portfolio securities, including the procedures used when a vote presents a conflict between the interests of Registered Fund shareholders, on the one hand, and those of the Registered Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other.

The Registered Funds are also required to include in their SAIs any policies and procedures of the Adviser or any other third party that the Registered Funds use, or that are used on the Registered Funds’ behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the 1940 Act requires mutual funds to file with the SEC an annual record of proxies voted by a fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each Registered Fund’s proxy voting record for the most recent twelve-month period ending June 30.

The Registered Funds must also state in their disclosure documents (in their SAIs and shareholder reports) that information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Registered Fund’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a Registered Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the Registered Fund (or financial intermediary through which shares of the Registered Fund may be purchased or sold) receives a request for this information, the Registered Fund (or financial intermediary) must send the information disclosed in the Registered Fund’s most recently filed report on Form N-PX within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a Registered Fund discloses that its proxy voting record is available on or through its website, the Registered Fund must make available free of charge the information disclosed in the Registered Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Registered Fund’s website for as long as the Registered Fund remains subject to the requirements of Rule 30b1-4 and discloses that the Registered Fund’s proxy voting record is available on or through its website.

It is the responsibility of Legal and Compliance to ensure that the Registered Funds satisfy the disclosure requirements.

PART C. OTHER INFORMATION

Item 28.    Exhibits

(a)	(1)

Amended and Restated Certificate of Trust of Stone Ridge Trust (the “Registrant”), dated as of October 23, 2015, incorporated by reference to Exhibit (1)(d) filed with the Registrant’s Registration Statement on Form N-14, as filed with the Securities and Exchange Commission (“SEC”) via EDGAR on September 27, 2016.

	(2)

Third Amended and Restated Agreement and Declaration of Trust of the Registrant, dated as of January 24, 2017, incorporated by reference to Exhibit (a)(2) filed with the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2017.

(b)	(1)

Bylaws of the Registrant, incorporated by reference to Exhibit (b) filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 10, 2012.

	(2)

Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit (b)(2) filed with the Registrant’s Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 2, 2020.

(c)		Not applicable.

(d)	(1)

Investment Management Agreement between Stone Ridge Asset Management LLC (“Stone Ridge”) and the Registrant on behalf of each of Stone Ridge Reinsurance Risk Premium Fund and Stone Ridge High Yield Reinsurance Risk Premium Fund, dated as of January 11, 2013, incorporated by reference to Exhibit (d)(1) filed with the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2016.

	(2)

First Amended and Restated Investment Management Agreement between Stone Ridge and the Registrant on behalf of each of Stone Ridge Reinsurance Risk Premium Fund and Stone Ridge High Yield Reinsurance Risk Premium Fund, dated as of January 31, 2013, incorporated by reference to Exhibit (d)(2) filed with the Registrant’s Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 24, 2023.

	(3)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of each of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)) and Stone Ridge U.S. Small Cap Variance Risk Premium Fund, dated April 4, 2013, incorporated by reference to Exhibit (d)(2) filed with the Registrant’s Post-Effective Amendment No. 4 to its initial Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(4)

First Amended and Restated Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)), dated October 28, 2019, incorporated by reference to Exhibit (d)(4) filed with the Registrant’s Post-Effective Amendment No. 83 to its initial Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 24, 2023.

(5)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge U.S. Variance Risk Premium Master Fund (formerly known as Stone Ridge U.S. Master Variance Risk Premium Fund), dated as of April 4, 2013, incorporated by reference to Exhibit (d)(3) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(6)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge International Developed Markets Variance Risk Premium Fund and Stone Ridge Emerging Markets Variance Risk Premium Fund, dated as of January 23, 2014, incorporated by reference to Exhibit (d)(4) filed with the Registrant’s Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2016.

(7)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge International Variance Risk Premium Master Fund (formerly known as Stone Ridge International Master Variance Risk Premium Fund), dated as of September 19, 2013, incorporated by reference to Exhibit (d)(5) filed with the Registrant’s Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2016.

(8)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Global Equity Variance Risk Premium Master Fund, incorporated by reference to Exhibit (d)(6) filed with the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 23, 2014.

(9)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio, dated as of January 24, 2017, incorporated by reference to Exhibit (d)(7) filed with the Registrant’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2017.

(10)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Diversified Alternatives Fund, dated as of January 29, 2020, incorporated by reference to Exhibit (d)(8) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(11)

Investment Management Agreement between Stone Ridge and Stone Ridge Diversified Alternatives Sub Fund Ltd, dated as of January 29, 2020, incorporated by reference to Exhibit (d)(9) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(12)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge All Asset Variance Risk Premium Fund, dated as of August 12, 2020, incorporated by reference to Exhibit (6)(j) filed with the Registrant’s Registration Statement on Form N-14, as filed with the SEC via EDGAR on August 13, 2020.

(13)

Investment Management Agreement between Stone Ridge and Stone Ridge All Asset Variance Risk Premium Sub Fund Ltd, dated as of August 12, 2020, incorporated by reference to Exhibit (6)(k) filed with the Registrant’s Registration Statement on Form N-14, as filed with the SEC via EDGAR on August 13, 2020.

(14)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Bitcoin Strategy Fund, dated as of July 19, 2021, incorporated by reference to Exhibit (d)(12) to the Registrant’s Registration Statement on Form N-1A, as fled with the SEC via EDGAR on July 23, 2021.

(15)

Investment Management Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Bitcoin Strategy Sub Fund Ltd, dated as of July 19, 2021, incorporated by reference to Exhibit (d)(13) to the Registrant’s Registration Statement on Form N-1A, as fled with the SEC via EDGAR on July 23, 2021.

(e)	(1)

Distribution Agreement between the Registrant and ALPS Distributors, Inc. (the “Distributor”), dated as of April 16, 2018, incorporated by reference to Exhibit (e) filed with the Registrant’s Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on January 30, 2019.

(2)

Amendment No. 1 to the Distribution Agreement between the Registrant and the Distributor, dated as of October 28, 2019, incorporated by reference to Exhibit (e)(2) filed with the Registrant’s Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 20, 2019.

(3)

Amendment No. 2 to the Distribution Agreement between the Registrant and the Distributor, dated as of January 29, 2020, incorporated by reference to Exhibit (e)(3) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on July 23, 2021.

	(4)

Amendment No. 3 to the Distribution Agreement between the Registrant and the Distributor, dated as of August 21, 2020, incorporated by reference to Exhibit (e)(4) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on July 23, 2021.

	(5)

Amendment No. 4 to the Distribution Agreement between the Registrant and the Distributor, dated as of October 1, 2020, incorporated by reference to Exhibit (e)(5) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on July 23, 2021.

	(6)

Amendment No. 5 to the Distribution Agreement between the Registrant and the Distributor, dated as of July 19, 2021, incorporated by reference to Exhibit (e)(6) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on July 23, 2021.

	(7)

Amendment No. 6 to the Distribution Agreement between the Registrant and the Distributor, dated as of October 21, 2022, incorporated by reference to Exhibit (e)(7) filed with the Registrant’s Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on February 24, 2023.

(f)		Not applicable.

(g)	(1)

Second Amended and Restated Custody Agreement between the Registrant and U.S. Bank National Association, dated as of September 24, 2020, incorporated by reference to Exhibit (g)(1) filed with the Registrant’s Post-Effective Amendment No. 68 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on November 23, 2020.

	(2)

First Amendment to the Second Amended and Restated Custody Agreement between the Registrant and U.S. Bank National Association, dated as of October 5, 2020, incorporated by reference to Exhibit (g)(2) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on July 23, 2021.

	(3)

Second Amendment to the Second Amended and Restated Custody Agreement between the Registrant and U.S. Bank National Association, dated as of July 19, 2021, incorporated by reference to Exhibit (g)(3) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on July 23, 2021.

	(4)

Third Amendment to the Second Amended and Restated Custody Agreement between the Registrant and U.S. Bank National Association, dated as of February 4, 2022, incorporated by reference to Exhibit (g)(4) filed with the Registrant’s Post-Effective Amendment No. 82 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on February 28, 2022.

(5)

Fourth Amendment to the Second Amended and Restated Custody Agreement between the Registrant and U.S. Bank National Association, dated as of October 21, 2022, incorporated by reference to Exhibit (g)(5) filed with the Registrant’s Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 24, 2023.

(6)

Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated as of April 10, 2018, incorporated by reference to Exhibit (g)(2) filed with the Registrant’s Post-Effective Amendment No. 46 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on September 28, 2018.

(h)	(1)

Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 30, 2017, incorporated by reference to Exhibit (h)(1) filed with the Registrant’s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 20, 2017.

(2)

Addendum to the Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC , dated as of September 21, 2018, incorporated by reference to Exhibit (h)(2) filed with the Registrant’s Post-Effective Amendment No. 46 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on September 28, 2018.

(3)

First Amendment to the Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of January 30, 2019, incorporated by reference to Exhibit (h)(3) filed with the Registrant’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(4)

Second Amendment to the Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of February 25, 2020, incorporated by reference to Exhibit (h)(4) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(5)

Third Amendment to the Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 5, 2020, incorporated by reference to Exhibit (h)(5) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on July 23, 2021.

(6)

Fourth Amendment to the Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of July 19, 2021, incorporated by reference to Exhibit (h)(6) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on July 23, 2021.

(7)

Fifth Amendment to the Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 21, 2022, incorporated by reference to Exhibit (h)(7) filed with the Registrant’s Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 24, 2023.

(8)

Addendum to the Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of February 7, 2023, incorporated by reference to Exhibit (h)(8) filed with the Registrant’s Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 24, 2023.

(9)

Amended and Restated Transfer Agent Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 30, 2017, incorporated by reference to Exhibit (h)(2) filed with the Registrant’s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 20, 2017.

(10)

First Amendment to the Amended and Restated Transfer Agent Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of February 25, 2020, incorporated by reference to Exhibit (h)(6) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(11)

Second Amendment to the Amended and Restated Transfer Agent Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 5, 2020, incorporated by reference to Exhibit (h)(9) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on July 23, 2021.

(12)

Third Amendment to the Amended and Restated Transfer Agent Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of July 19, 2021, incorporated by reference to Exhibit (h)(10) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on July 23, 2021.

(13)

Fourth Amendment to the Amended and Restated Transfer Agent Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 21, 2022, incorporated by reference to Exhibit (h)(13) filed with the Registrant’s Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 24, 2023.

(14)

Amended and Restated Fund Accounting Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 30, 2017, incorporated by reference to Exhibit (h)(3) filed with the Registrant’s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 20, 2017.

(15)

First Amendment to the Amended and Restated Fund Accounting Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of January 30, 2019, incorporated by reference to Exhibit (h)(6) filed with the Registrant’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(16)

Second Amendment to the Amended and Restated Fund Accounting Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of February 25, 2020, incorporated by reference to Exhibit (h)(9) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(17)

Third Amendment to the Amended and Restated Fund Accounting Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 5, 2020, incorporated by reference to Exhibit (h)(14) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on July 23, 2021.

(18)

Fourth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of July 19, 2021, incorporated by reference to Exhibit (h)(15) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on July 23, 2021.

(19)

Fifth Amendment to the Amended and Restated Fund Accounting Servicing Agreement between the Registrant, on behalf of each of its series, and U.S. Bancorp Fund Services, LLC, dated as of October 21, 2022, incorporated by reference to Exhibit (h)(19) filed with the Registrant’s Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 24, 2023.

(20)

Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge High Yield Reinsurance Risk Premium Fund, dated as of January 25, 2023, incorporated by reference to Exhibit (h)(20) filed with the Registrant’s Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 24, 2023.

(21)

Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)), dated as of January 25, 2023, to be filed by amendment.

(22)

Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge International Developed Markets Variance Risk Premium Fund, dated as of January 30, 2019, incorporated by reference to Exhibit (h)(9) filed with the Registrant’s Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(23)

Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Global Equity Variance Risk Premium Master Fund, dated as of January 30, 2019, incorporated by reference to Exhibit (h)(10) filed with the Registrant’s Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(24)

Amended and Restated Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of each of Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio, dated as of July 30, 2020, incorporated by reference to Exhibit (h)(14) filed with the Registrant’s Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on September 25, 2020.

(25)	Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Diversified Alternatives Fund, dated as of January 25, 2023, filed herewith.

(26)

Expense Limitation Agreement between Stone Ridge and the Registrant, on behalf of Stone Ridge All Asset Variance Risk Premium Fund, dated as of December 2, 2020, incorporated by reference to Exhibit (h)(16) filed with the Registrant’s Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 2, 2020.

(27)

Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of Stone Ridge Bitcoin Strategy Fund, dated as of January 20, 2022, incorporated by reference to Exhibit (h)(23) filed with the Registrant’s Post-Effective Amendment No. 79 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on February 23, 2022.

(28)

Agreement and Plan of Reorganization between the Registrant on behalf of Stone Ridge All Asset Variance Risk Premium Fund and Stone Ridge Trust III on behalf of its series Stone Ridge All Asset Variance Risk Premium Fund, dated December 2, 2020, incorporated by reference to Exhibit (h)(17) filed with the Registrant’s Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 2, 2020.

(i)	(1)

Opinion and consent of counsel of K&L Gates, LLP for the Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)) and Stone Ridge U.S. Small Cap Variance Risk Premium Fund, dated April 4, 2013, incorporated by reference to Exhibit (i) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 4, 2013.

(2)

Opinion and consent of counsel of K&L Gates, LLP for the Stone Ridge U.S. Variance Risk Premium Master Fund, dated April 23, 2013, incorporated by reference to Exhibit (i) filed with the Registrant’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 23, 2013.

(3)

Opinion and consent of counsel of K&L Gates, LLP for the Stone Ridge Reinsurance Risk Premium Fund and the Stone Ridge High Yield Reinsurance Risk Premium Fund, dated January 15, 2013, incorporated by reference to Exhibit (i) filed with the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on January 15, 2013.

(4)

Opinion and consent of counsel of K&L Gates, LLP for the Stone Ridge International Developed Markets Variance Risk Premium Fund, Stone Ridge Emerging Markets Variance Risk Premium Fund and Stone Ridge International Variance Risk Premium Master Fund, dated January 21, 2014, incorporated by reference to Exhibit (i)(4) filed with the Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on January 21, 2014.

(5)

Opinion and consent of counsel of Ropes & Gray LLP for the Stone Ridge Global Equity Variance Risk Premium Master Fund, dated June 23, 2014, incorporated by reference to Exhibit (i)(5) filed with the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 23, 2014.

(6)

Opinion and consent of counsel of Smith, Katzenstein & Jenkins, LLP for Class M shares for Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio, dated February 28, 2017, incorporated by reference to Exhibit (i)(6) filed with the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2017.

	(7)

Opinion and consent of counsel of Smith, Katzenstein & Jenkins, LLP for Class Y shares for Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio, dated March 28, 2019, incorporated by reference to Exhibit (i)(7) filed with the Registrant’s Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on March 28, 2019.

	(8)

Opinion and consent of counsel of Smith, Katzenstein & Jenkins, LLP for the Stone Ridge Diversified Alternatives Fund, dated June 2, 2020, incorporated by reference to Exhibit (i)(8) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

	(9)

Opinion and consent of counsel of Smith, Katzenstein & Jenkins, LLP for the Stone Ridge All Asset Variance Risk Premium Fund, dated December 2, 2020, incorporated by reference to Exhibit (i)(9) filed with the Registrant’s Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on December 2, 2020.

	(10)

Opinion and consent of counsel of Smith, Katzenstein & Jenkins, LLP for the Stone Ridge Bitcoin Strategy Fund, incorporated by reference to Exhibit (i)(10) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on July 23, 2021.

(j)		Consent of Independent Registered Public Accounting Firm, filed herewith.

(k)		Not applicable.

(l)

Subscription Agreement for Seed Capital, incorporated by reference to Exhibit (l) filed with Registrant’s Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on January 16, 2013.

(m)	(1)

First Amended and Restated Class I Rule 12b-1 Plan of each of Stone Ridge Reinsurance Risk Premium Fund and Stone Ridge High Yield Reinsurance Risk Premium Fund, dated as of April 4, 2013, incorporated by reference to Exhibit (m)(1) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

	(2)

Class I Rule 12b-1 Plan of each of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)), Stone Ridge U.S. Small Cap Variance Risk Premium Fund and Stone Ridge U.S. Variance Risk Premium Master Fund, dated as of April 4, 2013, incorporated by reference to Exhibit (m)(2) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(3)

Second Amended and Restated Class M Rule 12b-1 Plan of each of Stone Ridge Reinsurance Risk Premium Fund and Stone Ridge High Yield Reinsurance Risk Premium Fund, dated as of April 4, 2013, incorporated by reference to Exhibit (m)(3) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(4)

Class M Rule 12b-1 Plan of each of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)), Stone Ridge U.S. Small Cap Variance Risk Premium Fund and Stone Ridge U.S. Variance Risk Premium Master Fund, dated as of April 4, 2013, incorporated by reference to Exhibit (m)(4) filed with the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 5, 2013.

(5)

Class I Rule 12b-1 Plan of each of Stone Ridge International Developed Markets Variance Risk Premium Fund, Stone Ridge Emerging Markets Variance Risk Premium Fund and Stone Ridge International Variance Risk Premium Master Fund, dated as of September 19, 2013, incorporated by reference to Exhibit (m)(5) filed with the Registrant’s Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2016.

(6)

Class M Rule 12b-1 Plan of each of Stone Ridge International Developed Markets Variance Risk Premium Fund, Stone Ridge Emerging Markets Variance Risk Premium Fund and Stone Ridge International Variance Risk Premium Master Fund, dated as of September 19, 2013, incorporated by reference to Exhibit (m)(6) filed with the Registrant’s Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2016.

(7)

Class I Rule 12b-1 Plan of Stone Ridge Global Equity Variance Risk Premium Master Fund, dated as of June 17, 2014, incorporated by reference to Exhibit (m)(7) filed with the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 23, 2014.

(8)

Class M Rule 12b-1 Plan of Stone Ridge Global Equity Variance Risk Premium Master Fund, dated as of June 17, 2014, incorporated by reference to Exhibit (m)(8) filed with the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 23, 2014.

(9)

First Amended and Restated Class M Rule 12b-1 Plan of Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio, dated as of April 1, 2019, incorporated by reference to Exhibit (m)(9) filed with the Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on September 26, 2019.

(10)

Class M Rule 12b-1 Plan of Stone Ridge Diversified Alternatives Fund, dated January 29, 2020, incorporated by reference to Exhibit (m)(10) filed with the Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 2, 2020.

(11)

Class M Rule 12b-1 Plan of Stone Ridge Bitcoin Strategy Fund, dated July 19, 2021, incorporated by reference to Exhibit (m)(11) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on July 23, 2021.

(n)	(1)

Third Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 of Stone Ridge High Yield Reinsurance Risk Premium Fund, dated as of January 29, 2020, incorporated by reference to Exhibit (n)(1) filed with the Registrant’s Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2020.

(2)

Third Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 of Stone Ridge U.S. Hedged Equity Fund (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)), dated as of January 29, 2020, incorporated by reference to Exhibit (n)(2) filed with the Registrant’s Post-Effective Amendment No. 59 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 28, 2020.

(3)

First Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 of Stone Ridge International Developed Markets Variance Risk Premium Fund, dated as of January 30, 2019, incorporated by reference to Exhibit (n)(3) filed with the Registrant’s Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(4)

First Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 of Stone Ridge Global Equity Variance Risk Premium Master Fund, dated as of January 30, 2019, incorporated by reference to Exhibit (n)(4) filed with the Registrant’s Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 27, 2019.

(5)

Multi-Class Plan Pursuant to Rule 18f-3 of each of Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio, dated as of April 1, 2019, incorporated by reference to Exhibit (n)(5) filed with the Registrant’s Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on March 28, 2019.

(6)

First Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 of Stone Ridge Diversified Alternatives Fund, dated October 27, 2020, incorporated by reference to Exhibit (n)(6) filed with the Registrant’s Post-Effective Amendment No. 68 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on November 23, 2020.

(7)

Multi-Class Plan Pursuant to Rule 18f-3 of Stone Ridge Bitcoin Strategy Fund, dated as of July 19, 2021, incorporated by reference to Exhibit (n)(7) filed with the Registrant’s Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, as fled with the SEC via EDGAR on July 23, 2021.

(o)		Reserved.

(p)

Code of Ethics of Stone Ridge and the Registrant, incorporated by reference to Exhibit (p) filed with the Registrant’s Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 24, 2023.

(q)

Power of Attorney of Stone Ridge Trust, incorporated by reference to Exhibit (q) filed with the Registrant’s Post-Effective Amendment No. 46 to its Registration Statement on Form N-1A, as filed with the SEC via EDGAR on September 28, 2018.

Item 29.    Persons Controlled by or under Common Control with Registrant

None.

Item 30.     Indemnification

The Registrant’s Third Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant’s Distribution Agreement, incorporated hereto by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Stone Ridge Reinsurance Risk Premium Fund’s and Stone Ridge High Yield Reinsurance Risk Premium Fund’s First Amended and Restated Investment Management Agreement, the Stone Ridge U.S. Hedged Equity Fund’s (formerly known as Stone Ridge U.S. Large Cap Variance Risk Premium Fund (formerly known as Stone Ridge U.S. Variance Risk Premium Fund)) and Stone Ridge U.S. Small Cap Variance Risk Premium Fund’s Investment Management Agreement, the Stone Ridge U.S. Variance Risk Premium Master Fund’s Investment Management Agreement, the Stone Ridge International Developed Markets Variance Risk Premium Fund’s and Stone Ridge Emerging Markets Variance Risk Premium Fund’s Investment Management Agreement, the Stone Ridge International Variance Risk Premium Master Fund’s Investment Management Agreement, the Stone Ridge Global Equity Variance Risk Premium Master Fund’s Investment Management Agreement, the Elements U.S.

Portfolio’s, Elements U.S. Small Cap Portfolio’s, Elements International Portfolio’s, Elements International Small Cap Portfolio’s and Elements Emerging Markets Portfolio’s Investment Management Agreement, the Stone Ridge Diversified Alternatives Fund’s Investment Management Agreement, the Stone Ridge Diversified Alternatives Sub Fund Ltd’s Investment Management Agreement, the Stone Ridge All Asset Variance Risk Premium Fund’s Investment Management Agreement, the Stone Ridge All Asset Variance Risk Premium Sub Fund Ltd’s Investment Management Agreement, the Stone Ridge Bitcoin Strategy Fund’s Investment Management Agreement and the Stone Ridge Bitcoin Strategy Sub Fund Ltd’s Investment Management Agreement, each incorporated herein by reference, contain provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances.

The Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Stone Ridge is a Delaware limited liability company that offers investment management services and is a registered investment adviser. Stone Ridge’s offices are located at One Vanderbilt Avenue, 65th Floor, New York, NY 10017. Information as to the officers and directors of Stone Ridge is included in its current Form ADV (File No. 801-77228) filed with the SEC, and the text of Schedule A of Stone Ridge’s current Form ADV is incorporated herein by reference.

Item 32.	Principal Underwriter

(a)    ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, abrdn ETFs, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund (fka Griffin Institutional Access Credit Fund), Apollo Diversified Real Estate Fund (fka Griffin Institutional Access Real Estate Fund), The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Cambria ETF Trust, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, DBX ETF Trust, Emerge ETF

Trust, ETF Series Solutions, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, IndexIQ ETF Trust, Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), MassMutual Premier Funds, MassMutual Advantage Funds, Meridian Fund, Inc., MVP Private Markets Fund, Natixis ETF Trust, Natixis ETF Trust II, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Harbor Investment Funds, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, Stone Ridge Residential Real Estate Income Fund I, Inc., Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund, X-Square Series Trust and YieldStreet Prism Fund.

(b)    To the best of the Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name and Principal Business Address*	Position and Offices with ALPS Distributors, Inc.	Positions and Offices with Registrant

Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None

Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None

Eric Parsons	Vice President, Controller and Assistant Treasurer	None

Jason White***	Secretary	None

Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None

Liza Orr	Vice President, Senior Counsel	None

Jed Stahl	Vice President, Senior Counsel	None

Terence Digan	Vice President	None

James Stegall	Vice President	None

Gary Ross	Senior Vice President	None

Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Pedonti is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

*** The principal business address for Mr. White is 4 Times Square, New York, New York 10036.

(c)    The following table sets forth the commissions and other compensation received, directly or indirectly, from the Stone Ridge Diversified Alternatives Fund during the last fiscal year by the principal underwriter who is not an affiliated person of the Stone Ridge Diversified Alternatives Fund.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commission	(3) Compensation on Redemption and Repurchases	(4) Brokerage Commissions	(5) Other Compensation
ALPS Distributors, Inc.	None	None	None	None

Item 33.    Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940, as amended, are maintained at the offices, as applicable, of:

1.	Stone Ridge Trust
One Vanderbilt Avenue, 65th Floor
New York, New York 10017

2.	Stone Ridge Asset Management LLC
One Vanderbilt Avenue, 65th Floor
New York, New York 10017

3.	US Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

4.	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

5.	Simpson Thacher & Bartlett LLP
900 G Street, NW
Washington, DC 20001

6.	ALPS Distributors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 84 meets all of the requirements for effectiveness under Rule 485(b) and has duly caused this Post-Effective Amendment No. 84 to the Registration Statement of Stone Ridge Trust (related to Stone Ridge Diversified Alternatives Fund) to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 27th day of February, 2023.

STONE RIDGE TRUST

By:	/s/ Anthony Zuco
Anthony Zuco, Treasurer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*	Trustee, President (Principal Executive Officer)	February 27, 2023
Ross Stevens

	/s/Anthony Zuco	Treasurer (Principal Financial Officer)	February 27, 2023
Anthony Zuco

	*	Trustee	February 27, 2023
Daniel Charney

	*	Trustee	February 27, 2023
Jeffery Ekberg

* Power of Attorney

*By:	/s/Anthony Zuco
Anthony Zuco Attorney in Fact

INDEX TO EXHIBITS

(h)	(25)	Expense Limitation Agreement.

(j)		Consent of Independent Registered Public Accounting Firm.

101.INS		XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH		XBRL Taxonomy Extension Schema Document.

101.CAL		XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF		XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB		XBRL Taxonomy Extension Label Linkbase Document.

101.PRE		XBRL Taxonomy Extension Presentation Linkbase Document.